FILE NO. 33-10722
                                                               FILE NO. 811-4932
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 33          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 33                 (X)
                                   ---------
                             JOHN HANCOCK WORLD FUND
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1702
                                   ---------
                                 SUSAN S. NEWTON
                       Senior Vice President and Secretary
                           John Hancock Advisers, LLC
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
(X) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on March 1, 2002 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check off the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02          International funds

                           European Equity Fund

                           Global Fund

                           International Fund

                           Pacific Basin Equities Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved these
JOHN HANCOCK FUNDS         funds or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary           European Equity Fund                          4
of goals, strategies, risks,
performance and expenses.        Global Fund                                   6

                                 International Fund                            8

                                 Pacific Basin Equities Fund                  10

Policies and instructions for    Your account
opening, maintaining and
closing an account in any        Choosing a share class                       12
international fund.              How sales charges are calculated             12
                                 Sales charge reductions and waivers          13
                                 Opening an account                           14
                                 Buying shares                                15
                                 Selling shares                               16
                                 Transaction policies                         18
                                 Dividends and account policies               18
                                 Additional investor services                 19

Further information on the       Fund details
international funds.
                                 Business structure                           20
                                 Financial highlights                         21

                                 For more information                 back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK INTERNATIONAL FUNDS

These funds invest primarily in foreign and U.S. stocks and seek long-term growth of capital. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o     are seeking funds for the growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

International funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

o     want to limit your exposure to foreign securities

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock international funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

European Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of European companies. These companies derive more than half of their revenues from European operations, are organized under European law or are traded principally on European stock exchanges. While the fund invests most heavily in developed economies, it is permitted to invest in securities of European emerging market companies.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies throughout Europe. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of European countries that are expected to provide the best opportunities for meeting the fund's investment objective.


The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).


In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '99, 25.43%
Worst quarter: Q1 '01, -20.00%


After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI Europe Index, an unmanaged index of European stocks.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                          1999     2000    2001

                                                         17.51%  -16.41% -27.24%

-----------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
-----------------------------------------------------------------------------------
                                                1 year   Life of   Life of  Life of
                                                         Class A   Class B  Class C
Class A before tax (began 3-2-98)              -30.87%    -6.80%        --       --
Class A after tax on distributions             -30.87%    -6.80%        --       --
Class A after tax on distributions, with sale  -18.80%    -5.32%        --       --
Class B before tax (began 6-1-98)              -31.42%        --    -9.95%       --
Class C before tax (began 3-1-99)              -29.25%        --        --  -10.53%
MSCI Europe Index                              -21.23%    -2.58%    -5.18%   -5.36%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally. European issues denominated in euros are subject to the risk that the euro may decline in value against the U.S. dollar. Also, applying a single monetary policy to countries with different economic trends could hurt issuers in some countries, and the failure of a monetary union could disrupt European economies.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. European stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C

Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.90%     0.90%     0.90%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         1.82%     1.82%     1.82%
Total fund operating expenses                          3.02%     3.72%     3.72%
Expense reimbursement (at least until 2-28-03)         1.12%     1.12%     1.12%
Actual operating expenses                              1.90%     2.60%     2.60%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $683    $1,287    $1,914    $3,595
Class B with redemption                       $763    $1,335    $2,026    $3,742
Class B without redemption                    $263    $1,035    $1,826    $3,742
Class C with redemption                       $459    $1,124    $1,908    $3,956
Class C without redemption                    $360    $1,124    $1,908    $3,956


(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A     Ticker          JHEAX
            CUSIP           410233886
            Newspaper       EuropeA
            SEC number      811-4932
            JH fund number  92

Class B     Ticker          JHEBX
            CUSIP           410233878
            Newspaper       EuropeB
            SEC number      811-4932
            JH fund number  192

Class C     Ticker          JHECX
            CUSIP           410233860
            Newspaper       --
            SEC number      811-4932
            JH fund number  592

Global Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in common stocks of foreign and U.S. companies of any size. The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.


In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies throughout the world. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.


The fund may invest in emerging market countries. The fund may also use certain derivatives (investments whose value is based on indexes, securities or currencies).


In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class B, total returns
Best quarter: Q4 '98, 20.73%
Worst quarter: Q3 '01, -24.70%


After-tax returns
After-tax returns are shown for Class B shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country World Free Index, an unmanaged index of freely traded stocks of foreign and U.S. companies.


--------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1992    1993    1994     1995    1996    1997    1998     1999    2000    2001

-0.27%  33.85%  -5.44%    9.86%  11.85%   6.58%  20.73%   21.06% -23.97% -35.34%

--------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
--------------------------------------------------------------------------------------------
                                                1 year   5 year   10 year   Life of  Life of
                                                                            Class A  Class C
Class A before tax (began 1-3-92)              -36.47%   -5.04%        --     2.05%       --
Class B before tax                             -38.57%   -5.51%     1.74%        --       --
Class B after tax on distributions             -38.57%   -6.21%     0.22%        --       --
Class B after tax on distributions, with sale  -23.49%   -4.02%     1.21%        --       --
Class C before tax (began 3-1-99)               36.63%       --        --        --  -15.92%
MSCI All Country World Free Index              -17.26%    3.53%     6.10%     6.08%   -3.97%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.


o Stocks of small and medium size companies can be more volatile than those of larger companies.


================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.90%     0.90%     0.90%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         0.94%     0.94%     0.94%
Total fund operating expenses                          2.14%     2.84%     2.84%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $706    $1,136    $1,592    $2,849
Class B with redemption                       $787    $1,180    $1,699    $3,000
Class B without redemption                    $287      $880    $1,499    $3,000
Class C with redemption                       $483      $971    $1,584    $3,235
Class C without redemption                    $384      $971    $1,584    $3,235

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A     Ticker          JHGAX
            CUSIP           409906104
            Newspaper       GlobA
            SEC number      811-4630
            JH fund number  3

Class B     Ticker          FGLOX
            CUSIP           409906203
            Newspaper       GlobB
            SEC number      811-4630
            JH fund number  103

Class C     Ticker          JHGCX
            CUSIP           409906815
            Newspaper       --
            SEC number      811-4630
            JH fund number  503

International Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security.


The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).


In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 25.37%
Worst quarter: Q1 '01, -19.47%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

               1994     1995    1996     1997    1998     1999    2000     2001

              -6.61%    5.34%  11.36%   -7.73%  17.67%   31.19% -27.68%  -29.76%


---------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
---------------------------------------------------------------------------------------------

                                                1 year   5 year   Life of   Life of   Life of
                                                                  Class A   Class B   Class C
Class A before tax (began 1-3-94)              -33.30%   -7.21%    -3.49%        --        --
Class A after tax on distributions             -33.30%   -7.39%    -3.66%        --        --
Class A after tax on distributions, with sale  -20.28%   -5.50%    -2.68%        --        --
Class B before tax (began 1-3-94)              -33.62%   -7.23%        --    -3.52%        --
Class C before tax (began 6-1-98)              -31.62%       --        --        --   -10.75%
MSCI All Country World Ex-U.S. Free Index      -20.98%   -0.85%     1.56%     1.56%    -3.91%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         1.00%     1.00%     1.00%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         2.53%     2.53%     2.53%
Total fund operating expenses                          3.83%     4.53%     4.53%
Expense reimbursement (at least until 2-28-03)         1.60%     1.60%     1.60%
Annual operating expenses                              2.23%     2.93%     2.93%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $715    $1,471    $2,246    $4,263
Class B with redemption                       $796    $1,525    $2,363    $4,404
Class B without redemption                    $296    $1,225    $2,163    $4,404
Class C with redemption                       $492    $1,313    $2,241    $4,601
Class C without redemption                    $393    $1,313    $2,241    $4,601

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A     Ticker          FINAX
            CUSIP           409906500
            Newspaper       IntlA
            SEC number      811-4630
            JH fund number  40

Class B     Ticker          FINBX
            CUSIP           409906609
            Newspaper       IntlB
            SEC number      811-4630
            JH fund number  140

Class C     Ticker          JINCX
            CUSIP           409906831
            Newspaper       --
            SEC number      811-4630
            JH fund number  540

Pacific Basin Equities Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of Pacific Basin companies. These companies derive more than half of their revenues from Pacific Basin operations, are organized under the laws of Pacific Basin countries, or are traded principally on Pacific Basin exchanges. Although the Pacific Basin includes all countries bordering the Pacific Ocean, the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea, China and Taiwan. Some Pacific Basin countries may be considered emerging markets.


The fund may also invest in stocks of Asian companies outside the Pacific Basin. The fund does not maintain a fixed allocation of assets, either with respect to securities or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies located in the Pacific Basin. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 38.03%
Worst quarter: Q4 '97, -25.64%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Index (reflects no fees or taxes)
MSCI All Country Pacific Free Index, an unmanaged index of stocks of companies in Australia, Japan and certain other Pacific Basin Countries.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

 1992    1993    1994    1995    1996     1997    1998    1999    2000     2001

 2.02%  70.45%  -9.28%   4.95%   3.37%  -27.87% -10.72%  99.47% -30.55%  -23.60%

--------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
--------------------------------------------------------------------------------------------
                                                1 year   5 year   10 year   Life of  Life of
                                                                            Class B  Class C
Class A before tax                             -27.44%   -8.33%     1.03%        --       --
Class A after tax on distributions             -27.44%   -8.51%     0.68%        --       --
Class A after tax on distributions, with sale  -16.71%   -6.47%     0.73%        --       --
Class B before tax (began 3-7-94)              -27.97%   -8.40%        --    -4.99%       --
Class C before tax (began 3-1-99)              -25.71%       --        --        --    1.84%
MSCI All Country Pacific Free Index            -21.84%   -8.98%    -3.37%    -7.03%*  -4.56%

* As of March 1, 1994.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets, which include much of the Pacific Basin.

The fund's management strategy has a significant influence on fund performance. Pacific Basin stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Stocks of small- and medium-capitalization companies tend to be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.80%     0.80%     0.80%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         1.57%     1.57%     1.57%
Total fund operating expenses                          2.67%     3.37%     3.37%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $757    $1,288    $1,844    $3,353
Class B with redemption                       $840    $1,336    $1,955    $3,500
Class B without redemption                    $340    $1,036    $1,755    $3,500
Class C with redemption                       $535    $1,126    $1,837    $3,721
Class C without redemption                    $436    $1,126    $1,837    $3,721

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A     Ticker          JHWPX
            CUSIP           410233209
            Newspaper       PacBasA
            SEC number      811-4932
            JH fund number  58

Class B     Ticker          FPBBX
            CUSIP           410233506
            Newspaper       PacBasB
            SEC number      811-4932
            JH fund number  158

Class C     Ticker          JPBCX
            CUSIP           410233605
            Newspaper       --
            SEC number      811-4932
            JH fund number  558

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


12 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd year or 4th year                    3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 13

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


14 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


16 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint,            o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures of
                                          all persons authorized to sign for
                                          the account, exactly as the account
                                          is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12
                                          months, or a John Hancock Funds
                                          trust certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The Funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to


18 YOUR ACCOUNT
you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 19

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the European Equity and International Funds have the power to change these funds' respective investment goals without shareholder approval.


The trustees of European Equity and Pacific Basin Equities Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.


Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------


European Equity                           0.00%
Global                                    0.90%
International                             0.00%
Pacific Basin Equities                    0.80%


                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------


               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------


               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                                   Subadviser

                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                          Provides portfolio management
                                  to the funds.
               ---------------------------------------------------


               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
               ---------------------------------------------------


               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the funds' assets, settles all
                       portfolio trades and collects most
                       of the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
               ---------------------------------------------------


20 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

European Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                   10-31-98(1)    10-31-99    10-31-00       10-31-01
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00         $10.07      $11.16         $10.98
Net investment income (loss)(2)                                       0.01          (0.04)      (0.06)            --(3)
Net realized and unrealized gain (loss) on investments                0.06           1.13       (0.12)(4)      (3.18)
Total from investment operations                                      0.07           1.09       (0.18)         (3.18)
Net asset value, end of period                                      $10.07         $11.16      $10.98          $7.80
Total return(5,6) (%)                                                 0.70(7)       10.82       (1.61)        (28.96)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $12            $14         $13             $8
Ratio of expenses to average net assets (%)                           1.90(8)        1.90        1.90           1.90
Ratio of adjusted expenses to average net assets(9) (%)               3.31(8)        2.23        2.30           3.02
Ratio of net investment income (loss) to average net assets (%)       0.16(8)       (0.38)      (0.52)          0.03
Portfolio turnover (%)                                                  31             64          97            260

CLASS B SHARES    PERIOD ENDED:                                   10-31-98(1)    10-31-99    10-31-00       10-31-01
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.07         $10.04      $11.06         $10.80
Net investment loss(2)                                               (0.04)         (0.12)      (0.15)         (0.06)
Net realized and unrealized gain (loss) on investments               (0.99)          1.14       (0.11)(4)      (3.12)
Total from investment operations                                     (1.03)          1.02       (0.26)         (3.18)
Net asset value, end of period                                      $10.04         $11.06      $10.80          $7.62
Total return(5,6) (%)                                                (9.30)(7)      10.16       (2.35)        (29.44)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $16            $15         $15             $8
Ratio of expenses to average net assets (%)                           2.60(8)        2.60        2.60           2.60
Ratio of adjusted expenses to average net assets(9) (%)               4.01(8)        2.93        3.00           3.72
Ratio of net investment loss to average net assets (%)               (1.12)(8)      (1.08)      (1.23)         (0.67)
Portfolio turnover (%)                                                  31             64          97            260


                                                                 FUND DETAILS 21

European Equity Fund continued

CLASS C SHARES    PERIOD ENDED:                           10-31-99(1)    10-31-00       10-31-01
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.64         $11.06         $10.80
Net investment loss(2)                                       (0.07)         (0.13)         (0.06)
Net realized and unrealized gain (loss) on investments        0.49          (0.13)(4)      (3.12)
Total from investment operations                              0.42          (0.26)         (3.18)
Net asset value, end of period                              $11.06         $10.80          $7.62
Total return(5,6) (%)                                         3.95(7)       (2.35)        (29.44)
----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         --(10)         --(10)         --(10)
Ratio of expenses to average net assets (%)                   2.60(8)        2.60           2.60
Ratio of adjusted expenses to average net assets(9) (%)       2.93(8)        3.00           3.72
Ratio of net investment loss to average net assets (%)       (1.17)(8)      (1.16)         (0.61)
Portfolio turnover (%)                                          64             97            260

(1) Class A, Class B and Class C shares began operations on 3-2-98, 6-1-98 and 3-1-99, respectively.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7)   Not annualized.
(8)   Annualized.
(9) Does not take into consideration expense reductions during the periods shown.
(10)  Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the period or year ended October 31, 1998, 1999, 2000 and 2001 for Class A would have been (0.24%), 10.49%, (2.01%)
and (30.08%), for Class B (9.89%), 9.83%, (2.75%) and (30.56%), and for Class C
the returns for the period or year ended October 31, 1999, 2000 and 2001 would have been 3.73%, (2.75%) and (30.56%), respectively.


22 FUND DETAILS

Global Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                          10-31-97       10-31-98    10-31-99      10-31-00    10-31-01
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.97         $12.94      $13.46        $15.24      $13.64
Net investment loss(1)                                      (0.05)         (0.05)      (0.03)        (0.08)      (0.11)
Net realized and unrealized gain (loss) on investments       1.21           1.53        2.67         (0.91)      (5.82)
Total from investment operations                             1.16           1.48        2.64         (0.99)      (5.93)
Less distributions
From net realized gain                                      (1.19)         (0.96)      (0.86)        (0.61)         --
Net asset value, end of period                             $12.94         $13.46      $15.24        $13.64       $7.71
Total investment return(2) (%)                               9.36          11.88       20.90         (6.90)     (43.48)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $92           $121        $128          $105         $51
Ratio of expenses to average net assets (%)                  1.81           1.82        1.78          1.87        2.14
Ratio of net investment loss to average net assets (%)      (0.36)         (0.33)      (0.23)        (0.52)      (1.01)
Portfolio turnover (%)                                         81            160         176           182         297

CLASS B SHARES    PERIOD ENDED:                          10-31-97       10-31-98    10-31-99      10-31-00    10-31-01
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.54         $12.39      $12.76        $14.30      $12.67
Net investment loss(1)                                      (0.14)         (0.13)      (0.11)        (0.18)      (0.17)
Net realized and unrealized gain (loss) on investments       1.18           1.46        2.51         (0.84)      (5.57)
Total from investment operations                             1.04           1.33        2.40         (1.02)      (5.74)
Less distributions
From net realized gain                                      (1.19)         (0.96)      (0.86)        (0.61)         --
Net asset value, end of period                             $12.39         $12.76      $14.30        $12.67       $6.93
Total investment return(2) (%)                               8.67          11.15       20.12         (7.60)     (45.30)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $28            $55         $54           $41         $17
Ratio of expenses to average net assets (%)                  2.49           2.46        2.37          2.57        2.84
Ratio of net investment loss to average net assets (%)      (1.04)         (0.97)      (0.82)        (1.25)      (1.72)
Portfolio turnover (%)                                         81            160         176           182         297

CLASS C SHARES    PERIOD ENDED:                                                     10-31-99(3)   10-31-00    10-31-01
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $12.88        $14.30      $12.67
Net investment loss(1)                                                                 (0.10)        (0.15)      (0.17)
Net realized and unrealized gain (loss) on investments                                  1.52         (0.87)      (5.57)
Total from investment operations                                                        1.42         (1.02)      (5.74)
Less distributions
From net realized gain                                                                    --         (0.61)         --
Net asset value, end of period                                                        $14.30        $12.67       $6.93
Total investment return(2) (%)                                                         11.02(4)      (7.60)     (45.30)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                   --(5)         $1          $1
Ratio of expenses to average net assets (%)                                             2.48(6)       2.57        2.84
Ratio of net investment loss to average net assets (%)                                 (1.01)(6)     (1.06)      (1.72)
Portfolio turnover (%)                                                                   176           182         297

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Less than $500,000.
(6)   Annualized.


                                                                 FUND DETAILS 23

International Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                   10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.70       $8.41       $8.81      $10.95       $9.45
Net investment income (loss)(1)                                      (0.02)      --(2)       (0.02)      (0.04)      (0.05)
Net realized and unrealized gain (loss) on investments               (0.26)       0.47        2.16       (1.01)      (3.22)
Total from investment operations                                     (0.28)       0.47        2.14       (1.05)      (3.27)
Less distributions
From net investment income                                           (0.01)         --          --          --          --
From net realized gain                                                  --       (0.07)         --       (0.45)         --
Net asset value, end of period                                       $8.41       $8.81      $10.95       $9.45       $6.18
Total return(3,4) (%)                                                (3.22)       5.61       24.29      (10.15)     (34.60)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $5          $6          $7         $15          $8
Ratio of expenses to average net assets (%)                           1.73        1.79        1.96        1.88        2.23
Ratio of adjusted expenses to average net assets(5) (%)               3.03        3.65        3.81        3.44        3.83
Ratio of net investment income (loss) to average net assets (%)      (0.16)       0.04       (0.20)      (0.43)      (0.65)
Portfolio turnover (%)                                                 169         129         113         163         278

CLASS B SHARES    PERIOD ENDED:                                   10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.55       $8.22       $8.55      $10.55       $9.04
Net investment income (loss)(1)                                      (0.08)      (0.06)      (0.09)      (0.12)      (0.10)
Net realized and unrealized gain (loss) on investments               (0.25)       0.46        2.09       (0.94)      (3.08)
Total from investment operations                                     (0.33)       0.40        2.00       (1.06)      (3.18)
Less distributions
From net realized gain                                                  --       (0.07)         --       (0.45)         --
Net asset value, end of period                                       $8.22       $8.55      $10.55       $9.04       $5.86
Total return(3,4) (%)                                                (3.86)       4.88       23.39      (10.65)     (35.18)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $9         $10          $9         $12          $6
Ratio of expenses to average net assets (%)                           2.43        2.49        2.63        2.57        2.93
Ratio of adjusted expenses to average net assets(5) (%)               3.73        4.35        4.48        4.13        4.53
Ratio of net investment loss to average net assets (%)               (0.88)      (0.66)      (0.91)      (1.13)      (1.34)
Portfolio turnover (%)                                                 169         129         113         163         278


24 FUND DETAILS

CLASS C SHARES    PERIOD ENDED:                           10-31-98(6)    10-31-99    10-31-00    10-31-01
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.36          $8.55      $10.57       $9.05
Net investment loss(1)                                       (0.03)         (0.10)      (0.11)      (0.10)
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                  (0.78)          2.12       (0.96)      (3.08)
Total from investment operations                             (0.81)          2.02       (1.07)      (3.18)
Less distributions
From net realized gain                                          --             --       (0.45)         --
Net asset value, end of period                               $8.55         $10.57       $9.05       $5.87
Total return(3,4) (%)                                        (8.65)(7)      23.63      (10.72)     (35.14)
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         --(8)          --(8)       $1          $1
Ratio of expenses to average net assets (%)                   2.29(9)        2.66        2.57        2.93
Ratio of adjusted expenses to average net assets(5) (%)       4.15(9)        4.51        4.13        4.53
Ratio of net investment loss to average net assets (%)       (1.27)(9)      (1.04)      (1.07)      (1.35)
Portfolio turnover (%)                                         129            113         163         278

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6)   Class C shares began operations on 6-1-98.
(7)   Not annualized.
(8)   Less than $500,000.
(9)   Annualized.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the years ended October 31, 1997, 1998, 1999, 2000 and 2001 for Class A would have been (4.52%), 3.75%, 22.44%,
(11.71%) and (36.20%), for Class B (5.16%), 3.02%, 21.54%, (12.21%) and
(36.78%), and for Class C the returns for the period or year ended October 31, 1998, 1999, 2000 and 2001 would have been (9.43%), 21.78%, (12.28%) and
(36.74%), respectively.


                                                                 FUND DETAILS 25

Pacific Basin Equities Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                   10-31-97     10-31-98    10-31-99      10-31-00    10-31-01
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $14.47       $11.63       $8.76        $14.46      $14.02
Net investment income (loss)(1)                                      (0.07)        0.02       (0.09)        (0.14)      (0.08)
Net realized and unrealized gain (loss) on investments               (2.66)       (2.89)       5.79          0.08       (4.32)
Total from investment operations                                     (2.73)       (2.87)       5.70         (0.06)      (4.40)
Less distributions
From net investment income                                              --           --          --         (0.37)         --
In excess of net investment income                                      --           --          --         (0.01)         --
From net realized gain                                               (0.11)          --          --            --          --
                                                                     (0.11)          --          --         (0.38)         --
Net asset value, end of period                                      $11.63        $8.76      $14.46        $14.02       $9.62
Total return(2) (%)                                                 (19.03)      (24.68)      65.07         (0.57)     (31.38)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $21          $15         $33           $23         $12
Ratio of expenses to average net assets (%)                           2.06         2.46        2.37          2.06        2.67
Ratio of net investment income (loss) to average net assets (%)      (0.49)        0.22       (0.77)        (0.81)      (0.64)
Portfolio turnover (%)                                                 118          230         174           258         448

CLASS B SHARES    PERIOD ENDED:                                   10-31-97     10-31-98    10-31-99      10-31-00    10-31-01
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $14.20       $11.32       $8.47        $13.89      $13.43
Net investment loss(1)                                               (0.18)       (0.04)      (0.17)        (0.25)      (0.15)
Net realized and unrealized gain (loss) on investments               (2.59)       (2.81)       5.59          0.09       (4.13)
Total from investment operations                                     (2.77)       (2.85)       5.42         (0.16)      (4.28)
Less distributions
From net investment income                                              --           --          --         (0.29)         --
In excess of net investment income                                      --           --          --         (0.01)         --
From net realized gain                                               (0.11)          --          --            --          --
                                                                     (0.11)          --          --         (0.30)         --
Net asset value, end of period                                      $11.32        $8.47      $13.89        $13.43       $9.15
Total return(2) (%)                                                 (19.67)      (25.18)      63.99         (1.30)     (31.87)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $17          $13         $37           $29         $14
Ratio of expenses to average net assets (%)                           2.76         3.16        3.07          2.77        3.37
Ratio of net investment loss to average net assets (%)               (1.19)       (0.48)      (1.47)        (1.51)      (1.36)
Portfolio turnover (%)                                                 118          230         174           258         448

CLASS C SHARES    PERIOD ENDED:                                                            10-31-99(3)   10-31-00    10-31-01
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $9.09        $13.89      $13.43
Net investment loss(1)                                                                        (0.13)        (0.24)      (0.17)
Net realized and unrealized gain (loss) on investments                                         4.93          0.08       (4.11)
Total from investment operations                                                               4.80         (0.16)      (4.28)
Less distributions
From net investment income                                                                       --         (0.29)         --
In excess of net investment income                                                               --         (0.01)         --
                                                                                                 --         (0.30)         --
Net asset value, end of period                                                               $13.89        $13.43       $9.15
Total return(2) (%)                                                                           52.81(4)      (1.30)     (31.87)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                          $1            $1          --(6)
Ratio of expenses to average net assets (%)                                                    3.14(5)       2.77        3.37
Ratio of net investment loss to average net assets (%)                                        (1.76)(5)     (1.48)      (1.48)
Portfolio turnover (%)                                                                          174           258         448

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Annualized.
(6)   Less than $500,000.


26 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

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John Hancock Funds, LLC
MEMBER NASD
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Mutual Funds
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                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      INTPN 3/02

                         JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02        Sector funds

                         Biotechnology Fund

                         Financial Industries Fund

                         Health Sciences Fund

                         Real Estate Fund

                         Regional Bank Fund

                         Technology Fund



     [LOGO](R)           As with all mutual funds, the Securities and
------------------       Exchange Commission has not approved or
JOHN HANCOCK FUNDS       disapproved these funds or determined whether
                         the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary           Biotechnology Fund                            4
of goals, strategies,
risks, performance and           Financial Industries Fund                     6
expenses.
                                 Health Sciences Fund                          8

                                 Real Estate Fund                             10

                                 Regional Bank Fund                           12

                                 Technology Fund                              14

Policies and                     Your account
instructions for
opening, maintaining             Choosing a share class                       16
and closing an account           How sales charges are calculated             16
in any sector fund.              Sales charge reductions and waivers          17
                                 Opening an account                           18
                                 Buying shares                                19
                                 Selling shares                               20
                                 Transaction policies                         22
                                 Dividends and account policies               22
                                 Additional investor services                 23

Further information on           Fund details
the sector funds.
                                 Business structure                           24
                                 Management biographies                       25
                                 Financial highlights                         26

                                 For more information                 back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK SECTOR FUNDS

These funds seek long-term growth by investing primarily in stocks of a single sector or group of industries. Each fund has its own strategy and its own risk profile.


WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     want to target a particular sector or group of industries

o     have longer time horizons

o     want to further diversify their portfolios

o are seeking funds for the aggressive growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Sector funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock sector funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Biotechnology Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in securities of U.S. and foreign biotechnology companies. These companies are principally engaged in the research, development or manufacture of various biotechnological products, services and processes. Biotechnology companies typically employ genetic engineering to develop new drugs and products in areas such as health care, pharmaceuticals, medical surgery, biochemistry and agriculture.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

The management team uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of growth potential. The team generally assesses the senior management of companies through interviews and company visits.

An independent advisory board composed of scientific and medical experts provides advice and consultation on developments in the biotechnology sector.

The fund may invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may also use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

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PAST PERFORMANCE


[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has not existed for a full calendar year, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single industry, its performance depends in large part on the performance of that industry. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

The biotechnology industry is subject to intensive government regulation, including strict regulatory approval requirements for new drugs and products. In addition, biotechnology companies could be hurt by intense competition, patent considerations and rapid technological change. Many biotechnology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of biotechnology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

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YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                             5.00%    5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                5.00%     none     1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less     none(2)  5.00%     1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.90%     0.90%     0.90%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         2.95%     2.95%     2.95%
Total fund operating expenses                          4.15%     4.85%     4.85%
Expense reimbursement (at least until 2-28-03)         2.55%     2.55%     2.55%
Net annual operating expenses                          1.60%     2.30%     2.30%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

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Expenses                                   Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                      $655    $1,477    $2,313    $4,467
Class B with redemption                      $733    $1,531    $2,431    $4,607
Class B without redemption                   $233    $1,231    $2,231    $4,607
Class C with redemption                      $430    $1,318    $2,309    $4,799
Class C without redemption                   $331    $1,318    $2,309    $4,799


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER

Linda I. Miller, CFA
Managed fund since it began in 2001

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          JBTAX
            CUSIP           410233845
            Newspaper       --
            SEC number      811-4932
            JH fund number  73

Class B     Ticker          JBTBX
            CUSIP           410233837
            Newspaper       --
            SEC number      811-4932
            JH fund number  173

Class C     Ticker          JBTCX
            CUSIP           410233829
            Newspaper       --
            SEC number      811-4932
            JH fund number  573

Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

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PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q3 '00, 22.94%
Worst quarter: Q3 `98, -20.12%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

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Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                      1997    1998     1999    2000     2001

                                     37.76%   4.86%   -1.07%  30.39%  -17.86%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-01
--------------------------------------------------------------------------------
                                       1 year 5 year   Life of  Life of  Life of
                                                       Class A  Class B  Class C
Class A before tax (began 3-14-96)    -21.96%   7.79%   13.07%      --       --
Class A after tax on distributions    -22.29%   7.54%   12.40%      --       --
Class A after tax on distributions,
with sale                             -13.06%   6.32%   10.62%      --       --
Class B before tax (began 1-14-97)    -22.45%     --       --     7.54%      --
Class C before tax (began 3-1-99)     -20.06%     --       --       --     1.65%
Standard & Poor's 500 Index           -11.89%  10.70%   12.25%    9.95%   -1.36%
Standard & Poor's 500 Financial Index -10.53%  12.48%   15.19%   11.81%    2.90%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. In addition, securities of small and medium-size companies are more volatile than those of larger companies.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

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YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Maximum sales charge (load)                           5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                              5.00%     none      1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less   none(2)   5.00%     1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.76%     0.76%      0.76%
Distribution and service (12b-1) fees                 0.30%     1.00%      1.00%
Other expenses                                        0.31%     0.31%      0.31%
Total fund operating expenses                         1.37%     2.07%      2.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

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Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                      $633      $912    $1,212    $2,064
Class B with redemption                      $710      $949    $1,314    $2,221
Class B without redemption                   $210      $649    $1,114    $2,221
Class C with redemption                      $407      $742    $1,202    $2,476
Class C without redemption                   $308      $742    $1,202    $2,476


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

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PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1996

Thomas M. Finucane
Managed fund since it began in 1996

Thomas C. Goggins
Joined fund team in 1998

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          FIDAX
            CUSIP           409905502
            Newspaper       FinIndA
            SEC number      811-3999
            JH fund number  70

Class B     Ticker          FIDBX
            CUSIP           409905601
            Newspaper       FinIndB
            SEC number      811-3999
            JH fund number  170

Class C     Ticker          FIDCX
            CUSIP           409905874
            Newspaper       FinIndC
            SEC number      811-3999
            JH fund number  570

Health Sciences Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign health sciences companies. These companies derive more than half of their revenues from health sciences related activities or commit more than half of their assets to these activities. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.


In managing the portfolio, the manager studies economic trends to allocate assets among the following major categories:

o     pharmaceuticals and biotechnology

o     medical devices and analytical equipment

o     health-care services

The manager also uses broad economic analysis to identify promising industries within these categories.


The management team then uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential and valuation. The team generally assesses the senior management of companies through interviews and company visits. An independent advisory board composed of scientific and medical experts provides advice and consultation on health sciences developments.


The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q2 '97, 23.14%
Worst quarter: Q1 `93, -18.85%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Russell 3000 Healthcare Index, an unmanaged index of healthcare sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1992    1993    1994     1995    1996    1997    1998    1999    2000    2001
18.36%   1.20%   8.85%   39.88%   6.50%  29.73%  19.49%  -0.64%  38.22%  -11.85%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-01
--------------------------------------------------------------------------------
                                                                Life of  Life of
                                     1 Year   5 Year  10 Year   Class B  Class C
Class A before tax                  -16.25%   12.25%   13.22%       --      --
Class A after tax on distributions  -16.25%   11.76%   12.80%       --      --
Class A after tax on distributions,
with sale                            -9.90%   10.11%   11.34%       --      --
Class B before tax (began 3-7-94)   -16.85%   12.37%      --     13.38%     --
Class C before tax (began 3-1-99)   -14.22%      --       --        --    8.19%
Standard & Poor's 500 Index         -11.89%   10.70%   13.45%    14.24%  -1.36%
Russell 3000 Healthcare Index       -11.86%   16.18%   13.00%    20.47%   4.05%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a particular group of industries, its performance depends in large part on the performance of industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Stocks of health sciences companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' industry allocation or security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


o Stocks of small- and medium-size companies can be more volatile than those of large companies.


================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.75%     0.75%      0.75%
Distribution and service (12b-1) fees                 0.30%     1.00%      1.00%
Other expenses                                        0.45%     0.45%      0.45%
Total fund operating expenses                         1.50%     2.20%      2.20%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $645      $950    $1,278     $2,201
Class B with redemption                     $723      $988    $1,380     $2,357
Class B without redemption                  $223      $688    $1,180     $2,357
Class C with redemption                     $420      $781    $1,268     $2,609
Class C without redemption                  $321      $781    $1,268     $2,609


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGER

Linda I. Miller, CFA
Joined fund team in 1995

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          JHGRX
            CUSIP           410233308
            Newspaper       HthSciA
            SEC number      811-4932
            JH fund number  28

Class B     Ticker          JHRBX
            CUSIP           410233704
            Newspaper       HthSciB
            SEC number      811-4932
            JH fund number  128

Class C     Ticker          JHRCX
            CUSIP           410233852
            Newspaper       --
            SEC number      811-4932
            JH fund number  528

Real Estate Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. Income is a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in securities of real estate companies of any size. These include U.S. and foreign companies in the businesses of owning, managing or marketing real estate; companies in related industries, such as financing or construction; and companies in other businesses that have at least half their assets in real estate holdings.

The fund generally focuses on real estate investment trusts (REITs), which hold real estate and mortgages. The fund invests in companies that are considered fundamentally undervalued due to changing economic conditions, regional economic factors or industry consolidation.

The fund may invest up to 20% of assets in junk bonds rated as low as BB and their unrated equivalents, and up to 15% of assets in foreign securities. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

At different times, the fund may emphasize different types of securities or issuers, depending on its outlook for interest rates, real estate prices and other factors.


The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies), especially in managing its exposure to interest rate risk. However, it does not intend to use them extensively.


In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q2 '99, 11.57%
Worst quarter: Q3 `99, -8.57%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Morgan Stanley REIT Index, an unmanaged index consisting of the most actively traded real estate investment trusts.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                      1999     2000     2001
                                                      2.38%   26.39%   13.06%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-01
--------------------------------------------------------------------------------
                                           1 year   Life of   Life of   Life of
                                                    Class A   Class B   Class C
Class A before tax (began 9-30-98)          7.44%    10.80%       --        --
Class A after tax on distributions          5.20%     7.36%       --        --
Class A after tax on distributions,
with sale                                   4.59%     6.87%       --        --
Class B before tax (began 3-1-00)           7.27%       --     20.10%       --
Class C before tax (began 3-1-00)           10.12%      --        --     21.29%
Standard & Poor's 500 Stock Index          -11.89%    5.11%    -8.39%    -8.39%
Morgan Stanley REIT Index                   12.83%    9.33%    22.17%    22.17%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in real estate markets. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. Securities of smaller companies are more volatile than those of larger companies.

Because they are securities, REIT shares can fall in value when securities markets fall or when there is an economic downturn. There is also the risk that a REIT's value could fall if it is mismanaged, faces high tenant default risk or is in danger of failing to meet certain IRS standards.

If the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

o If interest rate movements cause the fund's mortgage-backed and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could fall.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                 Class A   Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                           5.00%     5.00%      2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                              5.00%     none       1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less   none(2)   5.00%      1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.80%     0.80%      0.80%
Distribution and service (12b-1) fees                 0.30%     1.00%      1.00%
Other expenses                                        3.53%     3.53%      3.53%
Total fund operating expenses                         4.63%     5.33%      5.33%
Expense reimbursement (at least until 2-28-03)        2.98%     2.98%      2.98%
Net annual operating expenses                         1.65%     2.35%      2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1    Year 3    Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                     $659    $1,572    $2,491     $4,819
Class B with redemption                     $738    $1,629    $2,612     $4,956
Class B without redemption                  $238    $1,329    $2,412     $4,956
Class C with redemption                     $435    $1,415    $2,488     $5,139
Class C without redemption                  $336    $1,415    $2,488     $5,139


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1998

James J. McKelvey
Managed fund since it began in 1998

Thomas M. Finucane
Managed fund since it began in 1998

Thomas C. Goggins
Managed fund since it began in 1998

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          JREAX
            CUSIP           478032832
            Newspaper       --
            SEC number      811-3392
            JH fund number  05

Class B     Ticker          JREBX
            CUSIP           478032824
            Newspaper       --
            SEC number      811-3392
            JH fund number  105

Class C     Ticker          JRECX
            CUSIP           478032816
            Newspaper       --
            SEC number      811-3392
            JH fund number  505

Regional Bank Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue these goals, the fund normally invests at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/ earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns
Best quarter: Q3 '00, 20.39%
Worst quarter: Q3 '98, -16.51%

After-tax returns
After-tax returns are shown for Class B shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Standard & Poor's 500 Financial Index, an unmanaged index of financial stocks in the Standard & Poor's 500 Index.


--------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1992     1993    1994    1995     1996    1997    1998    1999     2000   2001
47.37%   20.51%  -0.20%  47.56%   28.43%  52.83%   0.73%  -16.37%  20.99%  1.57%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-01
--------------------------------------------------------------------------------
                                        1 year  5 year  10 year  Life of Life of
                                                                 Class A Class C
Class A before tax (began 1-3-92)       -2.85%   9.23%      --    18.32%     --
Class B before tax                      -2.91%   9.33%   18.18%      --      --
Class B after tax on distributions      -5.44%   7.49%   16.32%      --      --
Class B after tax on distributions,
with sale                                0.35%   7.35%   15.23%      --      --
Class C before tax (began 3-1-99)       -0.33%      --       --       --   1.59%
Standard & Poor's 500 Index            -11.89%  10.70%   12.94%   12.88%  -1.36%
Standard & Poor's 500 Financial Index  -10.53%  12.48%     N/A*     N/A*   2.90%

* Index began January 1, 1995.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                             5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)  5.00%    1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.76%     0.76%      0.76%
Distribution and service (12b-1) fees                 0.30%     1.00%      1.00%
Other expenses                                        0.22%     0.22%      0.22%
Total fund operating expenses                         1.28%     1.98%      1.98%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                     $624      $886     $1,167    $1,968
Class B with redemption                     $701      $921     $1,268    $2,126
Class B without redemption                  $201      $621     $1,068    $2,126
Class C with redemption                     $398      $715     $1,157    $2,383
Class C without redemption                  $299      $715     $1,157    $2,383

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1985

Thomas M. Finucane
Joined fund team in 1990

Thomas C. Goggins
Joined fund team in 1998

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          FRBAX
            CUSIP           409905106
            Newspaper       RgBkA
            SEC number      811-3999
            JH fund number  01

Class B     Ticker          FRBFX
            CUSIP           409905205
            Newspaper       RgBkB
            SEC number      811-3999
            JH fund number  101

Class C     Ticker          FRBCX
            CUSIP           409905866
            Newspaper       RgBkC
            SEC number      811-3999
            JH fund number  501

Technology Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation. The managers invest in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '99, 60.48%
Worst quarter: Q3 '01, -45.78%


After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)


Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Russell 3000 Technology Index, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1992    1993     1994   1995    1996    1997   1998     1999     2000     2001
5.70%   32.06%   9.62%  46.53%  12.52%  6.68%  49.15%  132.39%  -37.21%  -43.06%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-01
--------------------------------------------------------------------------------
                                       1 year  5 year  10 year  Life of  Life of
                                                                Class B  Class C
Class A before tax                    -45.87%   4.66%   12.22%      --       --
Class A after tax on distributions    -45.87%   3.92%   10.51%      --       --
Class A after tax on distributions,
with sale                             -27.94%   3.89%    9.78%      --       --
Class B before tax (began 1-3-94)     -46.25%   4.68%      --    10.88%      --
Class C before tax (began 3-1-99)     -44.53%     --       --       --    -9.27%
Standard & Poor's 500 Index           -11.89%  10.70%   12.94%   14.03%   -1.36%
Russell 3000 Technology Index         -29.31%  10.69%   16.77%   17.04%   -6.80%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                           5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                              5.00%     none      1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less   none(2)   5.00%     1.00%


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.74%     0.74%     0.74%
Distribution and service (12b-1) fees                 0.30%     1.00%     1.00%
Other expenses                                        0.48%     0.48%     0.48%
Total fund operating expenses                         1.52%     2.22%     2.22%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $647      $956     $1,288   $2,222
Class B with redemption                       $725      $994     $1,390   $2,378
Class B without redemption                    $225      $694     $1,190   $2,378
Class C with redemption                       $422      $787     $1,278   $2,629
Class C without redemption                    $323      $787     $1,278   $2,629

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

American Fund Advisors, Inc.

Responsible for day-to-day investment
management

Founded in 1978

Supervised by the adviser

PORTFOLIO MANAGERS


Barry J. Gordon
Managed fund since it began in 1983

Marc H. Klee, CFA
Managed fund since it began in 1983


Alan J. Loewenstein, CFA
Joined fund team in 1983

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          NTTFX
            CUSIP           478032303
            Newspaper       TechA
            SEC number      811-3392
            JH fund number  83

Class B     Ticker          FGTBX
            CUSIP           478032402
            Newspaper       TechB
            SEC number      811-3392
            JH fund number  183

Class C     Ticker          JHTCX
            CUSIP           478032600
            Newspaper       TechC
            SEC number      811-3392
            JH fund number  583

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                            CDSC on shares
Your investment                             being sold
First $1M - $4,999,999                      1.00%
Next $1 - $5M above that                    0.50%
Next $1 or more above that                  0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


16 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd  year or 4th year                   3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 17

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


18 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
             Opening an account                Adding to an account

By check

[Clip Art]   o Make out a check for the        o Make out a check for the
               investment amount, payable        investment amount payable to
               to "John Hancock Signature        "John Hancock Signature
               Services, Inc."                   Services, Inc."

             o Deliver the check and your      o Fill out the detachable
               completed application to          investment slip from an
               your financial                    account statement. If no
               representative, or mail them      slip is available, include a
               to Signature Services             note specifying the fund
               (address below).                  name, your share class, your
                                                 account number and the
                                                 name(s) in which the account
                                                 is registered.

                                               o Deliver the check and your
                                                 investment slip or note to
                                                 your financial
                                                 representative, or mail them
                                                 to Signature Services
                                                 (address below).

By exchange

[Clip Art]   o Call your financial             o Log on to www.jhfunds.com to
               representative or Signature       process exchanges between
               Services to request an            funds.
               exchange.
                                               o Call EASI-Line for automated
                                                 service 24 hours a day using
                                                 your touch tone phone at
                                                 1-800-338-8080.

                                               o Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.

By wire

[Clip Art]   o Deliver your completed          o Instruct your bank to wire
               application to your               the amount of your
               financial representative, or      investment to:
               mail it to Signature                First Signature Bank & Trust
               Services.                           Account # 900000260
                                                   Routing # 211475000
             o Obtain your account number
               by calling your financial       Specify the fund name, your
               representative or Signature     share class, your account
               Services.                       number and the name(s) in
                                               which the account is
             o Instruct your bank to wire      registered. Your bank may
               the amount of your              charge a fee to wire funds.
               investment to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000

             Specify the fund name, your
             choice of share class, the new
             account number and the name(s)
             in which the account is
             registered. Your bank may
             charge a fee to wire funds.

By Internet

[Clip Art]   See "By exchange" and "By         o Verify that your bank or
             wire."                              credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                               o Complete the "Bank
                                                 Information" section on your
                                                 account application.

                                               o Log on to www.jhfunds.com to
                                                 initiate purchases using
                                                 your authorized bank
                                                 account.

By phone

[Clip Art]   See "By exchange" and "By         o Verify that your bank or
             wire."                              credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                               o Complete the "Bank
                                                 Information" section on your
                                                 account application.

                                               o Call EASI-Line for automated
                                                 service 24 hours a day using
                                                 your touch tone phone at
                                                 1-800-338-8080.

                                               o Call your financial
                                                 representative or Signature
                                                 Services between 8 A.M. and
                                                 4 P.M. Eastern Time on most
                                                 business days.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                     To sell some or all of your shares

By letter

[Clip Art]   o Accounts of any type.          o Write a letter of
                                                instruction or complete a
             o Sales of any amount.             stock power indicating the
                                                fund name, your share class,
                                                your account number, the
                                                name(s) in which the account
                                                is registered and the dollar
                                                value or number of shares
                                                you wish to sell.

                                              o Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By Internet

[Clip Art]   o Most accounts.                 o Log on to www.jhfunds.com to
                                                initiate redemptions from
             o Sales of up to $100,000.         your funds.

By phone

[Clip Art]   o Most accounts.                 o Call EASI-Line for automated
                                                service 24 hours a day using
             o Sales of up to $100,000.         your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and
                                                4 P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]   o Requests by letter to sell     o To verify that the Internet
               any amount.                      or telephone redemption
                                                privilege is in place on an
             o Requests by Internet or          account, or to request the
               phone to sell up to              form to add it to an
               $100,000.                        existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]   o Accounts of any type.          o Obtain a current prospectus
                                                for the fund into which you
             o Sales of any amount.             are exchanging by Internet
                                                or by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


20 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                         Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or            o Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                              o On the letter, the signatures of all
                                            persons authorized to sign for the
                                            account, exactly as the account is
                                            registered.

                                          o Signature guarantee if applicable
                                            (see above).

Owners of corporate, sole                 o Letter of instruction.
proprietorship, general partner or
association accounts.                     o Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/ organization
                                            certification form.

                                          o On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                          o Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.     o Letter of instruction.

                                          o On the letter, the signature(s) of
                                            the trustee(s).

                                          o Copy of the trust document certified
                                            within the past 12 months, or a John
                                            Hancock Funds trust certification
                                            form.

                                          o Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders with rights    o Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                          o Copy of death certificate.

                                          o Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.         o Letter of instruction signed by
                                            executor.

                                          o Copy of order appointing executor,
                                            certified within the past 12 months.

                                          o Signature guarantee if applicable
                                            (see above).

Administrators, conservators,             o Call 1-800-225-5291 for
guardians and other sellers or account      instructions.
types not listed above.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial
representative for instructions and
assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Regional Bank Fund and Real Estate Fund typically pay income dividends quarterly. All the other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the com-

22 YOUR ACCOUNT
bined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock sector funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Biotechnology, Financial Industries, Health Sciences and Real Estate Funds have the power to change these funds' respective investment goals without shareholder approval.


The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.


Management fees The management fees paid to the investment adviser by the John Hancock sector funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Biotechnology                             0.00%
Financial Industries                      0.76%
Health Sciences                           0.76%
Real Estate                               0.00%
Regional Bank                             0.76%
Technology                                0.74%


                             -----------------------
                                  Shareholders
                             -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------


               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------


               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                                   Subadviser

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                          Provides portfolio management
                               to Technology Fund.
               ---------------------------------------------------


               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
               ---------------------------------------------------


               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
               ---------------------------------------------------


24 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock sector funds. It is a brief summary of their business careers over the past five years.

Thomas M. Finucane
---------------------------------------------------
Vice president
Joined John Hancock Advisers in 1990
Began business career in 1983

Thomas C. Goggins
---------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1995
Began business career in 1981

Barry J. Gordon
---------------------------------------------------
President of subadviser
Began business career in 1971

Marc H. Klee, CFA
---------------------------------------------------
Executive vice president of subadviser
Began business career in 1977

Alan J. Loewenstein, CFA
---------------------------------------------------
Senior vice president of subadviser
Began business career in 1979

James J. McKelvey
---------------------------------------------------
Second vice president
Joined John Hancock Advisers in 1997
Senior analyst at Sun Life of Canada (1995-1997)
Began business career in 1983

Linda I. Miller, CFA
---------------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1980

James K. Schmidt, CFA
---------------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1992
Began business career in 1979


                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Biotechnology Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES   PERIOD ENDED:                                      10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.07)
Net realized and unrealized loss on investments                        (0.44)
Total from investment operations                                       (0.51)
Net asset value, end of period                                         $9.49
Total return(3,4) (%)                                                  (5.10)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $6
Ratio of expenses to average net assets (%)                             1.60(6)
Ratio of adjusted expenses to average net assets(7) (%)                 4.34(6)
Ratio of net investment loss to average net assets (%)                 (1.15)(6)
Portfolio turnover (%)                                                    63

CLASS B SHARES   PERIOD ENDED:                                      10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.13)
Net realized and unrealized loss on investments                        (0.43)
Total from investment operations                                       (0.56)
Net asset value, end of period                                         $9.44
Total return(3,4) (%)                                                  (5.60)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average net assets (%)                             2.30(6)
Ratio of adjusted expenses to average net assets(7) (%)                 5.05(6)
Ratio of net investment loss to average net assets (%)                 (2.01)(6)
Portfolio turnover (%)                                                    63

CLASS C SHARES   PERIOD ENDED:                                      10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.13)
Net realized and unrealized loss on investments                        (0.43)
Total from investment operations                                       (0.56)
Net asset value, end of period                                         $9.44
Total return(3,4) (%)                                                  (5.60)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $2
Ratio of expenses to average net assets (%)                             2.30(6)
Ratio of adjusted expenses to average net assets(7) (%)                 5.05(6)
Ratio of net investment loss to average net assets (%)                 (2.07)(6)
Portfolio turnover (%)                                                    63

(1)   Class A, Class B and Class C shares began operations on 3-1-01.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above: Without the expense reductions, returns for Class A for the period ended October 31, 2001 would have been (6.94%), for Class B (7.45%) and for Class C (7.45%).


26 FUND DETAILS

Financial Industries Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES   PERIOD ENDED:                                   10-31-97        10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $11.03          $14.26        $14.80     $15.92     $20.15
Net investment income(1)                                             0.14            0.15          0.10       0.03       0.03
Net realized and unrealized gain (loss) on investments               3.77            0.52(2)       1.18       4.20      (4.80)
Total from investment operations                                     3.91            0.67          1.28       4.23      (4.77)
Less distributions
From net investment income                                          (0.03)          (0.11)        (0.14)        --         --
In excess of net investment income                                     --              --         (0.02)        --         --
From net realized gain                                              (0.65)          (0.02)           --         --         --
                                                                    (0.68)          (0.13)        (0.16)        --         --
Net asset value, end of period                                     $14.26          $14.80        $15.92     $20.15     $15.38
Total return(3) (%)                                                 37.19(4)         4.66          8.69      26.57     (23.67)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $417            $862          $659       $701       $468
Ratio of expenses to average net assets (%)                          1.20            1.37          1.39       1.40       1.37
Ratio of adjusted expenses to average net assets(5) (%)              1.47              --            --         --         --
Ratio of net investment income to average net assets (%)             1.10            0.92          0.62       0.21       0.16
Portfolio turnover (%)                                                  6              30            40         48        135

CLASS B SHARES   PERIOD ENDED:                                   10-31-97(6)     10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $11.43          $14.18        $14.70     $15.81     $19.88
Net investment income (loss)(1)                                      0.04            0.03         (0.01)     (0.07)     (0.09)
Net realized and unrealized gain (loss) on investments               2.71            0.54(2)       1.17       4.14      (4.72)
Total from investment operations                                     2.75            0.57          1.16       4.07      (4.81)
Less distributions
From net investment income                                             --           (0.03)        (0.04)        --         --
In excess of net investment income                                     --              --         (0.01)        --         --
From net realized gain                                                 --           (0.02)           --         --         --
                                                                       --           (0.05)        (0.05)        --         --
Net asset value, end of period                                     $14.18          $14.70        $15.81     $19.88     $15.07
Total return(3) (%)                                                 24.06(4,7)       3.95          7.93      25.74     (24.20)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $1,309          $2,603        $2,163     $2,148     $1,438
Ratio of expenses to average net assets (%)                          1.90(8)         2.07          2.07       2.05       2.03
Ratio of adjusted expenses to average net assets(5) (%)              2.17(8)           --            --         --         --
Ratio of net investment income (loss) to average net assets (%)      0.40(8)         0.22         (0.07)     (0.44)     (0.50)
Portfolio turnover (%)                                                  6              30            40         48        135


                                                                FUND DETAILS 27

Financial Industries Fund continued

CLASS C SHARES   PERIOD ENDED:                          10-31-99(6)   10-31-00   10-31-01
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $15.60        $15.81     $19.87
Net investment loss(1)                                        --(9)      (0.10)     (0.09)
Net realized and unrealized gain (loss) on investments      0.21          4.16      (4.72)
Total from investment operations                            0.21          4.06      (4.81)
Net asset value, end of period                            $15.81        $19.87     $15.06
Total return(3) (%)                                         1.35(7)      25.68     (24.21)
-----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $5           $58        $54
Ratio of expenses to average net assets (%)                 2.06(8)       2.10       2.07
Ratio of net investment loss to average net assets (%)     (0.14)(8)     (0.57)     (0.52)
Portfolio turnover (%)                                        40            48        135

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period, due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6) Class B and Class C shares began operations on 1-14-97 and 3-1-99, respectively.
(7)   Not annualized.
(8)   Annualized.
(9)   Less than $0.01 per share.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the period or year ended October 31, 1997, would have been, for Class A, 36.92%, and for Class B, 23.79%.


28 FUND DETAILS

Health Sciences Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES   PERIOD ENDED:                                   10-31-97        10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $25.11          $30.25        $33.89     $34.28     $49.99
Net investment loss(1)                                              (0.19)          (0.23)        (0.18)     (0.33)     (0.37)
Net realized and unrealized gain (loss) on investments               6.56            4.38          0.57      16.04      (5.99)
Total from investment operations                                     6.37            4.15          0.39      15.71      (6.36)
Less distributions
From net realized gain                                              (1.23)          (0.51)           --         --      (3.57)
Net asset value, end of period                                     $30.25          $33.89        $34.28     $49.99     $40.06
Total return(2) (%)                                                 26.63           13.91          1.15      45.83     (13.56)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $53             $84           $93       $178       $145
Ratio of expenses to average net assets (%)                          1.68            1.61          1.60       1.50       1.50
Ratio of net investment loss to average net assets (%)              (0.71)          (0.71)        (0.52)     (0.75)     (0.87)
Portfolio turnover (%)                                                 57              39            61        147         91

CLASS B SHARES   PERIOD ENDED:                                   10-31-97        10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $24.60          $29.40        $32.69     $32.83     $47.55
Net investment loss(1)                                              (0.37)          (0.45)        (0.41)     (0.60)     (0.63)
Net realized and unrealized gain (loss) on investments               6.40            4.25          0.55      15.32      (5.67)
Total from investment operations                                     6.03            3.80          0.14      14.72      (6.30)
Less distributions
From net realized gain                                              (1.23)          (0.51)           --         --      (3.57)
Net asset value, end of period                                     $29.40          $32.69        $32.83     $47.55     $37.68
Total return(2) (%)                                                 25.76           13.11          0.43      44.84     (14.18)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $53            $124          $152       $294       $231
Ratio of expenses to average net assets (%)                          2.38            2.31          2.30       2.20       2.20
Ratio of net investment loss to average net assets (%)              (1.41)          (1.41)        (1.22)     (1.46)     (1.57)
Portfolio turnover (%)                                                 57              39            61        147         91

CLASS C SHARES   PERIOD ENDED:                                                                10-31-99(3)  10-31-00  10-31-01
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $33.94     $32.83     $47.55
Net investment loss(1)                                                                            (0.28)     (0.64)     (0.63)
Net realized and unrealized gain (loss) on investments                                            (0.83)     15.36      (5.67)
Total from investment operations                                                                  (1.11)     14.72      (6.30)
Less distributions
From net realized gain                                                                               --         --      (3.57)
Net asset value, end of period                                                                   $32.83     $47.55     $37.68
Total return(2) (%)                                                                               (3.27)(4)  44.84     (14.18)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                              $2        $14        $15
Ratio of expenses to average net assets (%)                                                        2.40(5)    2.20       2.20
Ratio of net investment loss to average net assets (%)                                            (1.30)(5)  (1.50)     (1.58)
Portfolio turnover (%)                                                                               61        147         91

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Annualized.


                                                                 FUND DETAILS 29

Real Estate Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES   PERIOD ENDED:                                                 12-31-98(1)  10-31-99(2)  10-31-00    10-31-01
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $10.00        $9.93        $9.48      $10.21
Net investment income(3)                                                          0.14         0.37         0.52        0.45
Net realized and unrealized gain (loss) on investments                           (0.09)       (0.48)        1.54        0.86
Total from investment operations                                                  0.05        (0.11)        2.06        1.31
Less distributions
From net investment income                                                       (0.12)       (0.34)       (0.79)      (0.37)
From net realized gain                                                              --           --        (0.54)      (0.44)
                                                                                 (0.12)       (0.34)       (1.33)      (0.81)
Net asset value, end of period                                                   $9.93        $9.48       $10.21      $10.71
Total return(4,5) (%)                                                             0.47(6)     (1.11)(6)    20.40       13.26
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             $1           $1           $3          $3
Ratio of expenses to average net assets (%)                                       1.65(7)      1.65(7)      1.65        1.65
Ratio of adjusted expenses to average net assets(8) (%)                           9.85(7)     11.71(7)      8.89        4.63
Ratio of net investment income to average net assets (%)                          5.72(7)      4.49(7)      5.11        4.28
Portfolio turnover (%)                                                             109          345          482         274

CLASS B SHARES   PERIOD ENDED:                                                                         10-31-00(1)  10-31-01
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $10.00      $10.21
Net investment income(3)                                                                                    0.30        0.38
Net realized and unrealized gain on investments                                                             0.13        0.84
Total from investment operations                                                                            0.43        1.22
Less distributions
From net investment income                                                                                 (0.22)      (0.29)
From net realized gain                                                                                        --       (0.44)
                                                                                                           (0.22)      (0.73)
Net asset value, end of period                                                                            $10.21      $10.70
Total return(4,5) (%)                                                                                      18.19(6)    12.37
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                       $1          $4
Ratio of expenses to average net assets (%)                                                                 2.35(7)     2.35
Ratio of adjusted expenses to average net assets(8) (%)                                                     9.59(7)     5.33
Ratio of net investment income to average net assets (%)                                                    4.13(7)     3.65
Portfolio turnover (%)                                                                                       482         274


30 FUND DETAILS

CLASS C SHARES   PERIOD ENDED:                                                                           10-31-00(1)  10-31-01
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $10.00      $10.21
Net investment income(3)                                                                                     0.24        0.39
Net realized and unrealized gain on investments                                                              0.19        0.83
Total from investment operations                                                                             0.43        1.22
Less distributions
From net investment income                                                                                  (0.22)      (0.29)
From net realized gain                                                                                         --       (0.44)
                                                                                                            (0.22)      (0.73)
Net asset value, end of period                                                                             $10.21      $10.70
Total return(4,5) (%)                                                                                       18.19(6)    12.37
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                        --(9)       $1
Ratio of expenses to average net assets (%)                                                                  2.35(7)     2.35
Ratio of adjusted expenses to average net assets(8) (%)                                                      9.59(7)     5.33
Ratio of net investment income to average net assets (%)                                                     3.40(7)     3.55
Portfolio turnover (%)                                                                                        482         274

(1) Class A shares, Class B shares and Class C shares began operations on 9-30-98, 3-1-00 and 3-1-00, respectively.
(2) Effective 10-31-99, the fiscal year end changed from December 31 to October 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9)   Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the period ended December 31, 1998 and the years ended October 31, 1999, 2000 and 2001, would have been (1.60%), (9.49%), 13.16% and 10.28%, respectively. For Class B the returns for the period ended October 31, 2000 and the year ended October 21, 2001 would have been 10.95% and 8.39%, respectively, and for Class C, 10.95% and 8.39%, respectively.


                                                                 FUND DETAILS 31

Regional Bank Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES   PERIOD ENDED:                                   10-31-97        10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $33.99          $48.73        $50.34     $51.21     $41.44
Net investment income(1)                                             0.64            0.66          0.68       0.78       0.60
Net realized and unrealized gain (loss) on investments              15.02            1.99          2.36      (5.49)      2.04
Total from investment operations                                    15.66            2.65          3.04      (4.71)      2.64
Less distributions
From net investment income                                          (0.61)          (0.65)        (0.70)     (0.81)     (0.60)
From net realized gain                                              (0.31)          (0.39)        (1.47)     (4.25)     (3.39)
                                                                    (0.92)          (1.04)        (2.17)     (5.06)     (3.99)
Net asset value, end of period                                     $48.73          $50.34        $51.21     $41.44     $40.09
Total return(2) (%)                                                 46.79            5.33          6.24      (8.62)      6.90
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $1,597          $1,500        $1,206       $788       $797
Ratio of expenses to average net assets (%)                          1.30            1.24          1.27       1.37       1.28
Ratio of net investment income to average net assets (%)             1.55            1.23          1.33       2.01       1.42
Portfolio turnover (%)                                                  5               5             4          5         23

CLASS B SHARES   PERIOD ENDED:                                   10-31-97        10-31-98      10-31-99   10-31-00   10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $33.83          $48.48        $50.08     $50.94     $41.20
Net investment income(1)                                             0.35            0.30          0.35       0.50       0.31
Net realized and unrealized gain (loss) on investments              14.95            1.97          2.36      (5.46)      2.02
Total from investment operations                                    15.30            2.27          2.71      (4.96)      2.33
Less distributions
From net investment income                                          (0.34)          (0.28)        (0.38)     (0.53)     (0.30)
From net realized gain                                              (0.31)          (0.39)        (1.47)     (4.25)     (3.39)
                                                                    (0.65)          (0.67)        (1.85)     (4.78)     (3.69)
Net asset value, end of period                                     $48.48          $50.08        $50.94     $41.20     $39.84
Total return(2) (%)                                                 45.78            4.62          5.55      (9.26)      6.15
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $4,848          $4,507        $3,639     $2,172     $1,900
Ratio of expenses to average net assets (%)                          2.00            1.92          1.92       2.07       1.98
Ratio of net investment income to average net assets (%)             0.84            0.56          0.68       1.31       0.73
Portfolio turnover (%)                                                  5               5             4          5         23

CLASS C SHARES   PERIOD ENDED:                                                                10-31-99(3)  10-31-00  10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $50.77     $50.94     $41.20
Net investment income(1)                                                                           0.22       0.32       0.30
Net realized and unrealized gain (loss) on investments                                             0.21      (5.28)      2.03
Total from investment operations                                                                  0.43       (4.96)      2.33
Less distributions
From net investment income                                                                        (0.26)     (0.53)     (0.30)
From net realized gain                                                                               --      (4.25)     (3.39)
                                                                                                  (0.26)     (4.78)     (3.69)
Net asset value, end of period                                                                   $50.94     $41.20     $39.84
Total return(2) (%)                                                                                0.87(4)   (9.26)      6.15
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                              $7        $34        $39
Ratio of expenses to average net assets (%)                                                        1.97(5)    2.07       1.98
Ratio of net investment income to average net assets (%)                                           0.65(5)    1.30       0.71
Portfolio turnover (%)                                                                                4          5         23

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Annualized.


32 FUND DETAILS

Technology Fund
Figures audited by Ernst & Young LLP.

CLASS A SHARES   PERIOD ENDED:                                  10-31-97(1)     10-31-98(1)  10-31-99(1) 10-31-00   10-31-01
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $4.30           $5.01         $4.74     $10.03     $12.02
Net investment loss(2)                                             (0.05)          (0.05)        (0.06)     (0.10)     (0.07)
Net realized and unrealized gain (loss) on investments              0.97            0.18          5.39       5.12      (7.53)
Total from investment operations                                    0.92            0.13          5.33       5.02      (7.60)
Less distributions
From net realized gain                                             (0.21)          (0.40)        (0.04)     (3.03)     (0.22)
Net asset value, end of period                                     $5.01           $4.74        $10.03     $12.02      $4.20
Total return(3) (%)                                                21.90            3.95        113.09      25.37     (64.35)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $184            $186          $523       $971       $343
Ratio of expenses to average net assets (%)                         1.51            1.50          1.35       1.28       1.52
Ratio of net investment loss to average net assets (%)             (0.95)          (0.97)        (0.78)     (0.69)     (0.97)
Portfolio turnover (%)                                               104              86            61         41         47

CLASS B SHARES PERIOD ENDED:                                    10-31-97(1)     10-31-98(1)  10-31-99(1) 10-31-00   10-31-01
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $4.20           $4.85         $4.55      $9.55     $11.34
Net investment loss(2)                                             (0.08)          (0.08)        (0.11)     (0.19)     (0.11)
Net realized and unrealized gain (loss) on investments              0.94            0.18          5.15       5.01      (7.08)
Total from investment operations                                    0.86            0.10          5.04       4.82      (7.19)
Less distributions
From net realized gain                                             (0.21)          (0.40)        (0.04)     (3.03)     (0.22)
Net asset value, end of period                                     $4.85           $4.55         $9.55     $11.34      $3.93
Total return(3) (%)                                                21.04            3.20        111.70      24.49     (64.60)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $66             $78          $553     $1,291       $372
Ratio of expenses to average net assets (%)                         2.21            2.20          2.05       1.98       2.19
Ratio of net investment loss to average net assets (%)             (1.65)          (1.67)        (1.47)     (1.39)     (1.63)
Portfolio turnover (%)                                               104              86            61         41         47

CLASS C SHARES   PERIOD ENDED:                                                               10-31-99(1,4) 10-31-00  10-31-01
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                            $7.71        $9.55     $11.34
Net investment loss(2)                                                                          (0.09)       (0.19)     (0.11)
Net realized and unrealized gain (loss) on investments                                           1.93         5.01      (7.08)
Total from investment operations                                                                 1.84         4.82      (7.19)
Less distributions
From net realized gain                                                                             --        (3.03)     (0.22)
Net asset value, end of period                                                                  $9.55       $11.34      $3.93
Total return(3) (%)                                                                             48.62(5)     24.49     (64.60)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                           $14         $101        $36
Ratio of expenses to average net assets (%)                                                      2.16(6)      1.99       2.22
Ratio of net investment loss to average net assets (%)                                          (1.57)(6)    (1.40)     (1.67)
Portfolio turnover (%)                                                                             61           41         47

(1) Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on 3-1-99.
(5)   Not annualized.
(6)   Annualized.


                                                                 FUND DETAILS 33

For more information

Two documents are available that offer further information on John Hancock sector funds:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO](R)
WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
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Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans


                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      SECPN 3/02

                                  JOHN HANCOCK
--------------------------------------------------------------------------------
Prospectus 3.1.02       Communications Fund

    [LOGO](R)           As with all mutual funds, the Securities and
------------------      Exchange Commission has not approved or
JOHN HANCOCK FUNDS      disapproved this fund or determined whether
                        the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the            Communications Fund                            4
fund's goals,
strategies, risks,
performance and
expenses.

Policies and                Your account
instructions for
opening, maintaining        Choosing a share class                         6
and closing an              How sales charges are calculated               6
account.                    Sales charge reductions and waivers            7
                            Opening an account                             8
                            Buying shares                                  9
                            Selling shares                                10
                            Transaction policies                          12
                            Dividends and account policies                12
                            Additional investor services                  13

Further information         Fund details
on the fund.
                            Business structure                            14
                            Financial highlights                          15

                            For more information                  back cover

Communications Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign communications companies. These companies are principally engaged in the research, development, manufacture or sale of communications services, technology, equipment or products, and may be in fields such as: local and long distance telephone; wireless communications; fiber-optics; broadcast and cable television; and the Internet.

The fund may invest in companies of any size. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the managers look for attractively valued companies with sustainable competitive advantages relative to their industry peers.

In choosing individual securities, the management team uses fundamental financial analysis to identify companies with strong revenues, cash flows and earnings growth. They also look for companies with leading products and services, competitive cost structures, technological innovation and strong senior management. The managers favor companies that have shown an ability to translate these factors into strong sales and profit growth relative to their industry or the wider market in general.

The fund may invest in preferred stocks and other types of equity securities. The fund may also use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities, cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has not existed for a full calendar year, there is no performance report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Communications companies could be hurt by factors such as intense competition, rapid technological change, obsolescence and the failure to obtain financing or regulatory approval. Securities of small and medium-size companies are more volatile than those of larger companies. Many smaller companies have short track records and narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

Stocks of communications companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================


YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                              5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                 5.00%    none     1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less      none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                              Class A  Class B  Class C
--------------------------------------------------------------------------------
Management fee                                           0.90%    0.90%    0.90%
Distribution and service (12b-1) fees                    0.30%    1.00%    1.00%
Other expenses (estimated)                               2.79%    2.79%    2.79%
Total fund operating expenses                            3.99%    4.69%    4.69%
Expense reimbursement (at least until 2-28-03)           2.39%    2.39%    2.39%
Net annual operating expenses                            1.60%    2.30%    2.30%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1      Year 3      Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                 $655      $1,446      $2,254      $4,346
Class B with redemption                 $733      $1,499      $2,372      $4,488
Class B without redemption              $233      $1,199      $2,172      $4,488
Class C with redemption                 $430      $1,287      $2,250      $4,683
Class C without redemption              $331      $1,287      $2,250      $4,683

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Team responsible for day-to-day investment management

FUND CODES

Class A     Ticker          --
            CUSIP           410233811
            Newspaper       --
            SEC number      811-4932
            JH fund number  74

Class B     Ticker          --
            CUSIP           410233795
            Newspaper       --
            SEC number      811-4932
            JH fund number  174

Class C     Ticker          --
            CUSIP           410233787
            Newspaper       --
            SEC number      811-4932
            JH fund number  574

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of         As a % of your
Your investment            offering price    investment
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,000        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of         As a % of your
Your investment            offering price    investment
Up to $1,000,000           1.00%             1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                            CDSC on shares
Your investment                             being sold
First $1M - $4,999,999                      1.00%
Next $1 - $5M above that                    0.50%
Next $1 or more above that                  0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o  non-retirement account: $1,000

      o  retirement account: $250

      o  group investments: $250

o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
              Opening an account                Adding to an account

By check

[Clip Art]    o Make out a check for the        o Make out a check for the
                investment amount, payable        investment amount payable to
                to "John Hancock Signature        "John Hancock Signature
                Services, Inc."                   Services, Inc."

              o Deliver the check and your      o Fill out the detachable
                completed application to your     investment slip from an
                financial representative, or      account statement. If no
                mail them to Signature            slip is available, include a
                Services (address below).         note specifying the fund
                                                  name, your share class, your
                                                  account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail them
                                                  to Signature Services
                                                  (address below).





By exchange

[Clip Art]    o Call your financial             o Log on to www.jhfunds.com to
                representative or Signature       process exchanges between
                Services to request an            funds.
                exchange.
                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art]    o Deliver your completed          o Instruct your bank to wire
                application to your               the amount of your
                financial representative, or      investment to:
                mail it to Signature                First Signature Bank & Trust
                Services.                           Account # 900000260
                                                    Routing # 211475000
              o Obtain your account number
                by calling your financial         Specify the fund name, your
                representative or Signature       share class, your account
                Services.                         number and the name(s) in
                                                  which the account is
              o Instruct your bank to wire        registered. Your bank may
                the amount of your                charge a fee to wire funds.
                investment to:
                  First Signature Bank & Trust
                  Account # 900000260
                  Routing # 211475000

              Specify the fund name, your
              choice of share class, the new
              account number and the name(s)
              in which the account is
              registered. Your bank may
              charge a fee to wire funds.


By Internet

[Clip Art] See "By exchange" and "By wire."     o Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Log on to www.jhfunds.com to
                                                  initiate purchases using
                                                  your authorized bank
                                                  account.

By phone

[Clip Art] See "By exchange" and "By wire."     o Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and
                                                  4 P.M. Eastern Time on most
                                                  business days.

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares

By letter

[Clip Art]    o Accounts of any type.         o Write a letter of
                                                instruction or complete a
              o Sales of any amount.            stock power indicating the
                                                fund name, your share class,
                                                your account number, the
                                                name(s) in which the account
                                                is registered and the dollar
                                                value or number of shares
                                                you wish to sell.

                                              o Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By Internet

[Clip Art]    o Most accounts.                o Log on to www.jhfunds.com to
                                                initiate redemptions from
              o Sales of up to $100,000.        your funds.

By phone

[Clip Art]    o Most accounts.                o Call EASI-Line for automated
                                                service 24 hours a day using
              o Sales of up to $100,000.        your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and
                                                4 P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]    o Requests by letter to sell    o To verify that the Internet
                any amount.                     or telephone redemption
                                                privilege is in place on an
              o Requests by Internet or         account, or to request the
                phone to sell up to             form to add it to an
                $100,000.                       existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]    o Accounts of any type.         o Obtain a current prospectus
                                                for the fund into which you
              o Sales of any amount.            are exchanging by Internet
                                                or by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                    o On the letter, the signatures and
                                           titles of all persons authorized
                                           to sign for the account, exactly
                                           as the account is registered.

                                         o Signature guarantee if applicable
                                           (see above).

Owners of corporate, sole                o Letter of instruction.
proprietorship, general partner or
association accounts.                    o Corporate business/organization
                                           resolution, certified within the
                                           past 12 months, or a John Hancock
                                           Funds business/ organization
                                           certification form.

                                         o On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the
                                           account.

                                         o Signature guarantee if applicable
                                           (see above).

Owners or trustees of trust              o Letter of instruction.
accounts.
                                         o On the letter, the signature(s) of
                                           the trustee(s).

                                         o Copy of the trust document
                                           certified within the past 12
                                           months or a John Hancock Funds
                                           trust certification form.

                                         o Signature guarantee if applicable
                                           (see above).

Joint tenancy shareholders with          o Letter of instruction signed by
rights of survivorship whose               surviving tenant.
co-tenants are deceased.
                                         o Copy of death certificate.

                                         o Signature guarantee if applicable
                                           (see above).

Executors of shareholder estates.        o Letter of instruction signed by
                                           executor.

                                         o Copy of order appointing executor,
                                           certified within the past 12
                                           months.

                                         o Signature guarantee if applicable
                                           (see above).

Administrators, conservators,            o Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.

-------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your accou nt application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval. The trustees reserve the right to close the fund, if appropriate.


The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fee The fund pays the investment adviser a management fee at an annual rate of 0.90% of the fund's average daily net assets.

                             -----------------------
                                  Shareholders
                             -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
               ---------------------------------------------------



14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.


Communications Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                  10-31-01(1)
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
Net investment loss(2)                                              (0.01)
Net realized and unrealized loss on investments                     (3.05)
Total from investment operations                                    (3.06)
Net asset value, end of period                                      $6.94
Total return(3,4) (%)                                              (30.60)(5)
-----------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in millions)                                $2
Ratio of expenses to average net assets (%)                          1.60(6)
Ratio of adjusted expenses to average net assets7 (%)                3.99(6)
Ratio of net investment loss to average net assets (%)              (0.23)(6)
Portfolio turnover (%)                                                 81

CLASS B SHARES    PERIOD ENDED:                                  10-31-01(1)
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
Net investment loss(2)                                              (0.03)
Net realized and unrealized loss on investments                     (3.05)
Total from investment operations                                    (3.08)
Net asset value, end of period                                      $6.92
Total return(3,4) (%)                                              (30.80)(5)
-----------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(8)
Ratio of expenses to average net assets (%)                          2.30(6)
Ratio of adjusted expenses to average net assets(7)               (%)4.69(6)
Ratio of net investment loss to average net assets (%)              (0.93)(6)
Portfolio turnover (%)                                                 81



                                                                 FUND DETAILS 15

CLASS C SHARES   PERIOD ENDED:                               10-31-01(1)
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period                           $10.00
Net investment loss(2)                                          (0.03)
Net realized and unrealized loss on investments                 (3.05)
Total from investment operations                                (3.08)
Net asset value, end of period                                  $6.92
Total return(3,4) (%)                                          (30.80)(5)
-----------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in millions)                            --(8)
Ratio of expenses to average net assets (%)                      2.30(6)
Ratio of adjusted expenses to average net assets(7) (%)          4.69(6)
Ratio of net investment loss to average net assets (%)          (0.93)(6)
Portfolio turnover (%)                                             81

(1)   Class A, Class B and Class C shares began operations on 6-1-01.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8)   Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the period ended October 31, 2001 would have been (31.60%), (31.80%) and (31.68%) for Class A, Class B and Class C shares, respectively.



16 FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock Communications Fund:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI) The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      740PN 3/02

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02          International Small Cap Growth Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved this fund
JOHN HANCOCK FUNDS         or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's        International Small Cap Growth Fund             4
goals, strategies, risks,
performance and expenses.


Policies and instructions for  Your account
opening, maintaining and
closing an account.            Choosing a share class                          6
                               How sales charges are calculated                6
                               Sales charge reductions and waivers             7
                               Opening an account                              8
                               Buying shares                                   9
                               Selling shares                                 10
                               Transaction policies                           12
                               Dividends and account policies                 12
                               Additional investor services                   13


Further information on the     Fund details
fund.
                               Business structure                             14
                               Financial highlights                           15


                               For more information                   back cover

International Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of foreign companies with small market capitalizations. In the opinion of the fund's subadviser, small cap companies are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in each country. The market capitalization ranges of small cap stocks varies greatly by country. For example, as of September 30, 2001, the bottom 25% of publicly traded companies had market capitalizations of $315 million and less in certain emerging market countries as compared to $9 billion and less in certain industrialized countries. However, the fund typically invests in companies with stock market capitalizations of $5 billion and less.

The market capitalization ranges of the various countries' small cap stocks may fluctuate greatly due to varying currency values, differences in the size of their respective economies, and movements in the local stock markets.


The fund may invest in companies located in countries with emerging markets when the management team believes they offer attractive investment opportunities.

In managing the portfolio, the managers use bottom-up analysis to evaluate the financial conditions and competitiveness of companies worldwide. In choosing individual securities, the management team ordinarily looks for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may use certain derivatives (investments whose value is based on securities, indexes or currencies.)

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities, cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has not existed for a full calendar year, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================


YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         1.00%     1.00%     1.00%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         8.31%     8.31%     8.30%
Total fund operating expenses                          9.61%    10.31%    10.31%
Expense reimbursement (at least until 2-28-03)         8.01%     8.01%     8.01%
Annual operating expenses                              1.60%     2.30%     2.30%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $655    $2,547    $4,096    $7,578
Class B with redemption                       $733    $2,540    $4,239    $7,681
Class B without redemption                    $233    $2,240    $4,039    $7,681
Class C with redemption                       $430    $2,317    $4,099    $7,787
Class C without redemption                    $331    $2,317    $4,099    $7,787

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since the fund began in 2001

Founded in 1984

Supervised by the adviser

FUND CODES

Class A     Ticker          --
            CUSIP           410233746
            Newspaper       --
            SEC number      811-4932
            JH fund number  80

Class B     Ticker          --
            CUSIP           410233738
            Newspaper       --
            SEC number      811-4932
            JH fund number  180

Class C     Ticker          --
            CUSIP           410233720
            Newspaper       --
            SEC number      811-4932
            JH fund number  580

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,000        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: Complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: If you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures and
                                          titles of all persons authorized to
                                          sign for the account, exactly as
                                          the account is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12 months
                                          or a John Hancock Funds trust
                                          certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. If the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval. The trustees reserve the right to close the fund, if appropriate.


The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fee The fund pays the investment adviser a management fee at an annual rate of 1.00% of the fund's average daily net assets.

                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                     Markets the fund and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                                   Subadviser

                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                          Provides portfolio management
                                  to the fund.
               ---------------------------------------------------

               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                           calculating the fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
               ---------------------------------------------------



14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

International Small Cap Growth Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES    PERIOD ENDED:                                     10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.01)
Net realized and unrealized loss on investments                        (1.65)
Total from investment operations                                       (1.66)
Net asset value, end of period                                         $8.34
Total return(3,4) (%)                                                 (16.60)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $2
Ratio of expenses to average net assets (%)                             1.60(6)
Ratio of adjusted expenses to average net assets(7) (%)                 9.61(6)
Ratio of net investment loss to average net assets (%)                 (0.21)(6)
Portfolio turnover (%)                                                    59

CLASS B SHARES    PERIOD ENDED:                                     10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.03)
Net realized and unrealized loss on investments                        (1.65)
Total from investment operations                                        1.68
Net asset value, end of period                                         $8.32
Total return(3,4) (%)                                                 (16.80)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             2.30(6)
Ratio of adjusted expenses to average net assets(7) (%)                10.31(6)
Ratio of net investment loss to average net assets (%)                 (0.92)(6)
Portfolio turnover (%)                                                    59



                                                                 FUND DETAILS 15

CLASS C SHARES    PERIOD ENDED:                                     10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.03)
Net realized and unrealized loss on investments                        (1.65)
Total from investment operations                                       (1.68)
Net asset value, end of period                                         $8.32
Total return(3,4) (%)                                                 (16.80)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             2.30(6)
Ratio of adjusted expenses to average net assets(7) (%)                10.31(6)
Ratio of net investment loss to average net assets (%)                 (0.92)(6)
Portfolio turnover (%)                                                    59

(1)   Class A, Class B and Class C shares began operations on 6-1-01.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8)   Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the period ended October 31, 2001 would have been (19.96%), (20.16%) and (20.16%) for Class A, Class B and Class C shares, respectively.



16 FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock International Small Cap Growth Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      800PN 3/02

                        JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02       Consumer Industries Fund

    [LOGO](R)           As with all mutual funds, the Securities and Exchange
------------------      Commission has not approved or disapproved this fund or
JOHN HANCOCK FUNDS      determined whether the information in this prospectus is
                        adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's         Consumer Industries Fund                      4
goals, strategies, risks,
performance and expenses.

Policies and instructions       Your account
for opening, maintaining and    Choosing a share class                        6
closing an account.             How sales charges are calculated              6
                                Sales charge reductions and waivers           7
                                Opening an account                            8
                                Buying shares                                 9
                                Selling shares                               10
                                Transaction policies                         12
                                Dividends and account policies               12
                                Additional investor services                 13

Further information on the      Fund details
fund.
                                Business structure                           14
                                Financial highlights                         15

                                For more information                 back cover

Consumer Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign companies principally engaged in providing goods and services to consumers. These include companies that manufacture, distribute or sell consumer products in the following areas:

o     durable goods, such as homes, cars and major appliances

o     non-durable goods, such as food, beverages and apparel

o     consumer services, such as lodging and restaurants

The fund may invest in companies of any size. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the manager looks for attractively valued companies with sustainable competitive advantages in their industry that may be overlooked or undervalued by other investors.

In choosing individual securities, the management team uses fundamental financial analysis to identify growing companies with high-quality balance sheets and strong sales, earnings and cash flows. They also look for companies with leading products and services, competitive cost structures, distribution strength, and strong senior management. The manager favors companies that have shown an ability to translate these factors into strong sales and profit growth relative to their industry group.

The fund may invest in preferred stocks and other types of equity securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has not existed for a full calendar year, there is no performance report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, the stocks of consumer industries companies can be significantly affected by the performance of the overall economy, consumer confidence and spending, interest rates, competition and changes in demographics and consumer tastes. Securities of small and medium-size companies are more volatile than those of larger companies. Many smaller companies have short track records and narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

Stocks of consumer industries companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================
YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less    none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                              Class A  Class B  Class C
--------------------------------------------------------------------------------
Management fee                                         0.85%    0.85%    0.85%
Distribution and service (12b-1) fees                  0.30%    1.00%    1.00%
Other expenses (estimated)                             1.89%    1.89%    1.89%
Total fund operating expenses                          3.04%    3.74%    3.74%
Expense reimbursement (at least until 2-28-03)         1.49%    1.49%    1.49%
Net annual operating expenses                          1.55%    2.25%    2.25%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                    $650    $1,259    $1,892    $3,588
Class B with redemption                    $728    $1,306    $2,004    $3,735
Class B without redemption                 $228    $1,006    $1,804    $3,735
Class C with redemption                    $425    $1,096    $1,886    $3,950
Class C without redemption                 $326    $1,096    $1,886    $3,950

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

PORTFOLIO MANAGERS

Team responsible for day-to-day investment management

FUND CODES

Class A     Ticker          --
            CUSIP           410233779
            Newspaper       --
            SEC number      811-4932
            JH fund number  71

Class B     Ticker          --
            CUSIP           410233761
            Newspaper       --
            SEC number      811-4932
            JH fund number  171

Class C     Ticker          --
            CUSIP           410233753
            Newspaper       --
            SEC number      811-4932
            JH fund number  571

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
-------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,000        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares. your account your account your account


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account            Adding to an account

By check

[Clip Art]     o Make out a check for the    o Make out a check for the
                 investment amount, payable    investment amount payable to
                 to "John Hancock Signature    "John Hancock Signature
                 Services, Inc."               Services, Inc."

               o Deliver the check and your  o Fill out the detachable
                 completed application to      investment slip from an
                 your financial                account statement. If no slip
                 representative, or mail       is available, include a note
                 them to Signature             specifying the fund name,
                 Services (address below).     your share class, your
                                               account number and the
                                               name(s) in which the account
                                               is registered.

                                             o Deliver the check and your
                                               investment slip or note to
                                               your financial representative,
                                               or mail them to Signature
                                               Services (address below).

By exchange

[Clip Art]     o Call your financial         o Log on to www.jhfunds.com
                 representative or             to process exchanges between
                 Signature Services to         funds.
                 request an exchange.
                                             o Call EASI-Line for automated
                                               service 24 hours a day using
                                               your touch-tone phone at
                                               1-800-338-8080.

                                             o Call your financial
                                               representative or Signature
                                               Services to request an exchange.

By wire

[Clip Art]     o Deliver your completed      o Instruct your bank to
                 application to your           wire the amount of your
                 financial representative,     investment to:
                 or mail it to Signature        First Signature Bank & Trust
                 Services.                      Account # 900000260
                                                Routing # 211475000
               o Obtain your account number
                 by calling your             Specify the fund name, your
                 financial representative    share class, your account
                 or Signature Services.      number and the name(s) in
                                             which the account is
               o Instruct your bank to wire  registered. Your bank may
                 the amount of your          charge a fee to wire funds.
                 investment to:
                  First Signature Bank &
                  Trust
                  Account # 900000260
                  Routing # 211475000

               Specify the fund name, your
               choice of share class, the
               new account number and the
               name(s) in which the account
               is registered. Your bank may
               charge a fee to wire funds.

By Internet

[Clip Art]     See "By exchange" and "By     o Verify that your bank
               wire."                          or credit union is a member
                                               of the Automated Clearing
                                               House (ACH) system.

                                             o Complete the "Bank
                                               Information" section on
                                               your account application.

                                             o Log on to www.jhfunds.com
                                               to initiate purchases using
                                               your authorized bank account.

By phone

[Clip Art]     See "By exchange" and         o Verify that your bank or
               "By wire."                      credit union is a member
                                               of the Automated Clearing
                                               House (ACH) system.

                                             o Complete the "Bank
                                               Information" section on
                                               your account application.

                                             o Call EASI-Line for
                                               automated service 24 hours
                                               a day using your touch-tone
                                               phone at 1-800-338-8080.

                                             o Call your financial
                                               representative or Signature
                                               Services between 8 a.m. and
                                               4 p.m. Eastern Time on most
                                               business days.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services." your account


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clip Art]     o Accounts of any type.       o Write a letter of
                                               instruction or complete a
               o Sales of any amount.          stock power indicating the fund
                                               name, your share class, your
                                               account number, the name(s) in
                                               which the account is registered
                                               and the dollar value or number
                                               of shares you wish to sell.

                                             o Include all signatures and any
                                               additional documents that may
                                               be required (see next page).

                                             o Mail the materials to Signature
                                               Services.

                                             o A check will be mailed to the
                                               name(s) and address in which
                                               the account is registered, or
                                               otherwise according to your
                                               letter of instruction.

By Internet

[Clip Art]     o Most accounts.              o Log on to www.jhfunds.com to
                                               initiate redemptions from your
               o Sales of up to $100,000.      funds.

By phone

[Clip Art]     o Most accounts.              o Call EASI-Line for automated
                                               service 24 hours a day using
               o Sales of up to $100,000.      your touch-tone phone at
                                               1-800-338-8080.

                                             o Call your financial
                                               representative or Signature
                                               Services between 8 a.m. and 4
                                               p.m. Eastern Time on most
                                               business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o Requests by letter to       o To verify that the Internet
                 sell any amount.              or telephone redemption
                                               privilege is in place on
               o Requests by Internet or       an account, or to request
                 phone to sell up to           the form to add it to an
                 $100,000.                     existing account, call
                                               Signature Services.

                                             o Amounts of $1,000 or more
                                               will be wired on the next
                                               business day. A $4 fee
                                               will be deducted from
                                               your account.

                                             o Amounts of less than
                                               $1,000 may be sent by EFT
                                               or by check. Funds from EFT
                                               transactions are generally
                                               available by the second
                                               business day. Your bank
                                               may charge a fee for this
                                               service.

By exchange

[Clip Art]     o Accounts of any type.       o Obtain a current
                                               prospectus for the fund
               o Sales of any amount.          into which you are
                                               exchanging by Internet or
                                               by calling your financial
                                               representative or Signature
                                               Services.

                                             o Log on to www.jhfunds.com to
                                               process exchanges between
                                               your funds.

                                             o Call EASI-Line for
                                               automated service 24 hours
                                               a day using your touch-tone
                                               phone at 1-800-338-8080.

                                             o Call your financial
                                               representative or Signature
                                               Services to request an
                                               exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the
                                          signatures and titles of all
                                          persons authorized to sign for
                                          the account, exactly as the
                                          account is registered.

                                        o Signature guarantee if
                                          applicable (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general
partner or association accounts.        o Corporate business/organization
                                          resolution, certified within
                                          the past 12 months, or a John
                                          Hancock Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s)
                                          of the trustee(s).

                                        o Copy of the trust document certified
                                          within the past 12 months or a John
                                          Hancock Funds trust certification
                                          form.

                                        o Signature guarantee if applicable (see
                                          above).

Joint tenancy shareholders with         o Letter of instruction signed
rights of survivorship whose              by surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12 months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your accou nt application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goals without shareholder approval. The trustees reserve the right to close the fund, if appropriate.


The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fee The fund pays the investment adviser a management fee at an annual rate of 0.85% of the fund's average daily net assets.


                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------


               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------


               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management


               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
               ---------------------------------------------------


               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
               ---------------------------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Consumer Industries Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES   PERIOD ENDED:                                       10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.01)
Net realized and unrealized loss on investments                        (1.09)
Total from investment operations                                       (1.10)
Net asset value, end of period                                         $8.90
Total return (3,4)(%)                                                 (11.00)(5)

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $3
Ratio of expenses to average net assets (%)                             1.55(6)
Ratio of adjusted expenses to average net assets(7)(%)                  3.04(6)
Ratio of net investment loss to average net assets (%)                 (0.14)(6)
Portfolio turnover (%)                                                   121

CLASS B SHARES  PERIOD ENDED:                                        10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.06)
Net realized and unrealized loss on investments                        (1.08)
Total from investment operations                                       (1.14)
Net asset value, end of period                                         $8.86
Total return(3,4)(%)                                                  (11.40)(5)

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             2.25(6)
Ratio of adjusted expenses to average net assets(7)(%)                  3.74(6)
Ratio of net investment income to average net assets (%)                0.84(6)
Portfolio turnover (%)                                                   121


                                                                 FUND DETAILS 15

CLASS C SHARES   PERIOD ENDED:                                       10-31-01(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Net investment loss(2)                                                 (0.06)
Net realized and unrealized loss on investments                        (1.08)
Total from investment operations                                       (1.14)
Net asset value, end of period                                         $8.86
Total return(3,4)(%)                                                  (11.40)(5)

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(8)
Ratio of expenses to average net assets (%)                             2.25(6)
Ratio of adjusted expenses to average net assets(7)(%)                  3.74(6)
Ratio of net investment loss to average net assets (%)                 (0.84)(6)
Portfolio turnover (%)                                                   121

(1)   Class A, Class B and Class C shares began operations on 3-1-01.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8)   Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended October 31, 2001 would have been (12.00%), (12.40%) and (12.40%) for Class A, Class B and Class C shares, respectively.


16 FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock Consumer Industries Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

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WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
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Private Managed Accounts
Retirement Plans


                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      710PN 3/02

                JOHN HANCOCK INTERNATIONAL SMALL CAP GROWTH FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock International Small Cap Growth Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus. (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                         Page


Organization of the Fund ..............................................     2
Investment Objective and Policies .....................................     2
Investment Restrictions ...............................................    14
Those Responsible for Management ......................................    16
Investment Advisory and Other Services ................................    23
Distribution Contracts ................................................    26
Sales Compensation ....................................................    28
Net Asset Value .......................................................    30
Initial Sales Charge on Class A Shares ................................    30
Deferred Sales Charge on Class B and Class C Shares ...................    33
Special Redemptions ...................................................    37
Additional Services and Programs ......................................    37
Purchase and Redemptions through Third Parties ........................    39
Description of the Fund's Shares ......................................    39
Tax Status ............................................................    40
Calculation of Performance ............................................    45
Brokerage Allocation ..................................................    47
Transfer Agent  Services ..............................................    50
Custody of Portfolio ..................................................    50
Independent Auditors ..................................................    50
Appendix A- Description of Investment Risk ............................   A-1
Appendix B-Description of Bond Ratings ................................   B-1
Financial Statements ..................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


The Fund's Sub-Adviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Sub-Adviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in equity securities of foreign small capitalization companies located in at least three countries outside the United States. The Fund may invest up to 20% of its Assets in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common stocks.


In the opinion of the Fund's Subadviser, small capitalization companies are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in each country. In foreign markets, the capitalization ranges of small capitalization stocks in which the Fund invests may fluctuate greatly due to changing currency values, differences in the size of the respective economies, and movements in the local stock markets.


With respect to the Fund's policy of investing at least 80% of its Assets in small capitalization companies, "Assets" means net assets, plus the amount of any borrowings for investment purposes, if any. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the managers use bottom-up analysis to evaluate the financial conditions and competitiveness of companies worldwide. In choosing individual securities, the management team ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The managers consider whether to sell a particular security when any of those factors materially change.

The Subadviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund may invest in companies located in countries with emerging securities markets when, in the opinion of the Subadviser, these markets offer attractive investment opportunities.

Under normal circumstances, up to 20% of the Fund's Net Assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.

Risks of Smaller Capitalization Companies: Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, markets and financial resources, or they may be dependent upon smaller or inexperienced management groups. In addition, trading volume of such securities may be limited, and historically the market price for such securities has been more volatile than securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt Securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 5% of its total assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings . The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
      (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.    Invest more than 15% of its net assets in securities which are illiquid.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble- denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                           Position(s)   Trustee/                                                  Funds
Name, Address (1)          Held with     Officer       Principal Occupation(s) and other           Overseen by
And Age                    Fund          since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz         Trustee      2001          Professor of Law, Emeritus, Boston          30
Born:  1931                                            University School of Law (as of 1996);
                                                       Director, Brookline Bancorp.

-----------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.     Trustee      2001          Chairman, President and Chief Executive     30
Born:  1935                                            Officer, Brookline Bancorp. (lending)
                                                       (since 1972); Trustee, Northeastern
                                                       University (education); Chairman and
                                                       Director, Lumber Insurance Co. (insurance)
                                                       (until 2000); Chairman and Director,
                                                       Northeast Retirement Services, Inc.
                                                       (retirement administration) (since 1998).

-----------------------------------------------------------------------------------------------------------------
William J. Cosgrove         Trustee      2001          Vice President, Senior Banker and Senior    30
Born:  1933                                            Credit Officer, Citibank, N.A. (retired
                                                       1991); Executive Vice President, Citadel
                                                       Group Representatives, Inc.;  Director,
                                                       Hudson City Bancorp; Trustee, Scholarship
                                                       Fund for Inner City Children (since 1986).

-----------------------------------------------------------------------------------------------------------------
Richard A. Farrell          Trustee      2001          President, Farrell, Healer & Co., Inc.,     30
Born:  1932                                            (venture capital management firm)(since
                                                       1980) and General Partner of the Venture
                                                       Capital Fund of NE (since 1980); Prior to
                                                       1980, headed the venture capital group
                                                       at Bank of Boston Corporation.

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                           Position(s)   Trustee/                                                  Funds
Name, Address (1)          Held with     Officer       Principal Occupation(s) and other           Overseen by
And Age                    Fund          since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Gail D. Fosler             Trustee       2001        Senior Vice President and Chief Economist,    30
Born:  1947                                          The Conference Board (non-profit economic
                                                     and business research)(since 1989);
                                                     Director, Unisys Corp. (since 1993);
                                                     Director, H.B. Fuller Company (since
                                                     1992) and DBS Holdings (Singapore)
                                                     (banking and financial services)(since
                                                     1999); Director, National Bureau
                                                     of Economic Research (academic)(since
                                                     1989); Director, Baxter International
                                                     (medical health care) (since 2001).

-----------------------------------------------------------------------------------------------------------------
William F. Glavin          Trustee       2001        President Emeritus, Babson College (as of     30
Born:  1932                                          1998); Vice Chairman, Xerox Corporation
                                                     (until 1989); Director, Reebok, Inc.
                                                     (since 1994) and Inco Ltd.

-----------------------------------------------------------------------------------------------------------------
John A. Moore              Trustee       2001        President and Chief Executive Officer,        36
Born:  1939                                          Institute for Evaluating Health Risks,
                                                     (nonprofit institution) (until 2001);
                                                     Senior Scientist, Sciences
                                                     International (health research)(since
                                                     1998); Principal, Hollyhouse
                                                     (consulting)(since 2000); Director,
                                                     CIIT(nonprofit research) (since 2002).

-----------------------------------------------------------------------------------------------------------------
Patti McGill Peterson      Trustee       2001        Executive Director, Council for               36
Born:  1943                                          International Exchange of Scholars (since
                                                     1998); Vice President, Institute of
                                                     International Education (since 1998); Senior
                                                     Fellow, Cornell Institute of Public Affairs,
                                                     Cornell University (until 1997);
                                                     President Emerita of Wells College and St.
                                                     Lawrence University; Director, Niagara
                                                     Mohawk Power Corporation (electric
                                                     utility).

-----------------------------------------------------------------------------------------------------------------
John W. Pratt              Trustee       2001        Professor of Business Administration          30
Born:  1931                                          Emeritus, Harvard University Graduate
                                                     School of Business Administration (as
                                                     of 1998).

-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                           Position(s)   Trustee/                                                  Funds
Name, Address (1)          Held with     Officer      Principal Occupation(s) and other            Overseen by
And Age                    Fund          since(2)     Directorships During Past 5 Years            Trustee
-----------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001         Executive Vice President and Chief           66
Born:  1948                                           Investment Officer, John Hancock
                                                      Financial Services, Inc.; Director,
                                                      Executive Vice President and Chief
                                                      Investment Officer, John Hancock Life
                                                      Insurance Company; Chairman of the
                                                      Committee of Finance of John Hancock
                                                      Life Insurance Company; Director,
                                                      John Hancock Subsidiaries, LLC,
                                                      Hancock Natural Resource Group,
                                                      Independence Investment LLC,
                                                      Independence Fixed Income LLC, John
                                                      Hancock Advisers, LLC (the "Adviser")
                                                      and The Berkeley Financial Group, LLC
                                                      ("The Berkeley Group"), John Hancock
                                                      Funds, LLC ("John Hancock Funds"),
                                                      Massachusetts Business Development
                                                      Corporation; Director, John Hancock
                                                      Insurance Agency, Inc. ("Insurance
                                                      Agency, Inc.") (until 1999) and John
                                                      Hancock Signature Services, Inc.
                                                      ("Signature Services") (until 1997).

-----------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2001        Executive Vice President, John Hancock        66
Born:  1955                Chairman,                 Financial Services, Inc., John Hancock Life
                           President                 Insurance Company; Chairman, Director,
                           and Chief                 President and Chief Executive Officer, the
                           Executive                 Advisers and The Berkeley Group; Chairman,
                           Officer                   Director and Chief Executive Officer, John
                                                     Hancock Funds, Chairman, Director and
                                                     President, Insurance Agency, Inc.; Chairman,
                                                     Director and Chief Executive Officer,
                                                     Sovereign Asset Management Corporation
                                                     ("SAMCorp."); Director, Independence
                                                     Investment LLC, Independence Fixed Income
                                                     LLC and Signature Services; Senior Vice
                                                     President, MassMutual Insurance Co. (until
                                                     1999); Senior Vice President, Connecticut
                                                     Mutual Insurance Co. (until 1996).
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                    John
                                                                                                    Hancock
                           Position(s)   Trustee/                                                   Funds
Name, Address (1)          Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                    Fund          since(2)    Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-----------------------------------------------------------------------------------------------------------------
William L. Braman          Executive     2001        Executive Vice President and Chief Investment
Born:  1953                Vice                      Officer, the Adviser and each of the John
                           President                 Hancock funds; Director, SAMCorp., Executive
                           and Chief                 Vice President and Chief Investment Officer,
                           Investment                Baring Asset Management, London U.K. (until
                           Officer                   2000).

-----------------------------------------------------------------------------------------------------------------
Richard A. Brown           Senior Vice   2001        Senior Vice President, Chief Financial
Born:  1949                President                 Officer and Treasurer, the Adviser, John
                           and Chief                 Hancock Funds, and The Berkeley Group;
                           Financial                 Second Vice President and Senior Associate
                           Officer                   Controller, Corporate Tax Department, John
                                                     Hancock Financial Services, Inc. (until 2001).

-----------------------------------------------------------------------------------------------------------------
Thomas H. Connors          Vice          2001        Vice President and Compliance Officer, the
Born:  1959                President                 Adviser and each of the John Hancock funds;
                           and                       Vice President, John Hancock Funds.
                           Compliance
                           Officer

-----------------------------------------------------------------------------------------------------------------
William H. King            Vice          2001        Vice President and Assistant Treasurer, the
Born:  1952                President                 Adviser; Vice President and Treasurer of each
                           and                       of the John Hancock funds; Assistant
                           Treasurer                 Treasurer of each of the John Hancock funds
                                                     (until 2001).

-----------------------------------------------------------------------------------------------------------------
Susan S. Newton            Senior Vice   2001        Senior Vice President, Secretary and Chief
Born:  1950                President,                Legal Officer, SAMCorp., the Adviser and each
                           Secretary                 of the John Hancock funds, John Hancock Funds
                           and Chief                 and The Berkeley Group; Vice President,
                           Legal                     Signature Services (until 2000), Director,
                           Officer                   Senior Vice President and Secretary, NM
                                                     Capital.
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent

Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of
                                     Dollar Range of Fund            holdings in John Hancock funds
Name of Trustee                      Shares Owned by Trustee         overseen by Trustee
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  None                            $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Gail D. Fosler                       None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        None

-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      None                            Over $100,000
-----------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                        Total Compensation
                                 Aggregate              From the Fund and John
                                 Compensation from      Hancock Fund Complex
Independent Trustees             the Fund (1)           to Trustees (2)
--------------------             ------------           ---------------

Dennis J. Aronowitz              $ 1                    $ 75,000
Richard P. Chapman*                1                      78,100
William J. Cosgrove*               1                      72,000
Richard A. Farrell                 1                      72,000
Gail D. Fosler                     1                      75,000
William F. Glavin*                 1                      72,000
Dr. John A. Moore*                 1                      75,100
Patti McGill Peterson              1                      72,000
John Pratt                         1                      72,000
                                 ---                    --------
Total                            $ 9                    $663,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustees serving on thirty funds.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
First $500,000,000                                   1.00%
Next $500,000,000                                    0.90%
Amount over $1,000,000,000                           0.85%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the period from June 1, 2001 to October 31, 2001, advisory fees payable to the Fund's adviser amounted to $11,268. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the period from June 1, 2001 to October 31, 2001, advisory fees actually paid to the Adviser amounted to $0.


The Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. As compensation for its services under the Sub-Advisory Agreement, the Adviser will pay Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of:

Net Asset Value                                       Annual Rate
---------------                                       -----------
First $50,000,000                                           0.60%
Next $450,000,000                                           0.50%
Next $500,000,000                                           0.45%
Amount over $1,000,000,000                                 0.425%


Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is:
Koeniginstrasse 28, D-80802, Munich, Germany.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and the Subadvisery Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement and Subadvisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and Sub-Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.


The Advisory Agreement, Subadvisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Subadvisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of the Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from June 1, 2001 to October 31, 2001, the Fund paid the Adviser $235, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

There were no underwriting commission for sales of the Fund's Class A shares or Class C shares.


The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2001 an aggregate of $0 of distribution expenses or 0% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $0 distribution expense or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                       Expense Items
                                       -------------

                             Printing and
                             Mailing of                                         Interest
                             Prospectus to      Compensation to  Expenses of    Carrying or
                             New                Selling          John Hancock   Other Finance
Shares        Advertising    Shareholders       Brokers          Funds          Charges
------        -----------    ------------       -------          -----          -------
Class A       --             --                 --               $3,313         --
Class B       --             --                 --                  100         $13
Class C       --             --                 --                  113         --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                        Broker receives          Brokers receives
                                Sales charge            maximum                  12-1 service        Total broker
                                paid by investors       reallowance              fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------    ---------------     ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%               1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%               0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%               0.25% (2)

                                                        Broker receives          Broker receives
                                                        maximum                  12b-1 service fee   Total broker
                                                        reallowance              (% of net           compensation (1)
Class B investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------

All amounts                     --                      3.75%                    0.25%               4.00%

                                                        Broker receives          Broker receives
                                                        maximum                  12b-1 service fee   Total broker
                                                        reallowance              (% of net           compensation (1)
Class C investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------

Over $1,000,000 or amounts
purchased at NAV                --                      0.75%                    0.25%               1.00%
All other amounts               1.00%                   1.75%                    0.25%               2.00%

(1) Broker percentages and 12b-1service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                   CDSC Rate
      ---------------                                   ---------

      $1 to $4,999,999                                   1.00%
      Next $5 million to $9,999,999                      0.50%
      Amounts of $10 million and over                    0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o     Proceeds of 50 shares redeemed at $12 per shares (50 x 12)  $600.00
      o     *Minus Appreciation ($12 - $10) x 100 shares                (200.00)
      o     Minus proceeds of 10 shares not subject to CDSC (dividend
            reinvestment)                                               (120.00)
                                                                        -------
      o     Amount subject to CDSC                                      $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

----------------------------------------------------------------------------------------------------------
Type of                401 (a) Plan     403 (b)          457             IRA, IRA         Non-retirement
Distribution           (401 (k), MPP,                                    Rollover
                       PSP) 457 & 408
                       (SEPs & Simple
                       IRAs)
----------------------------------------------------------------------------------------------------------
Death or               Waived           Waived           Waived          Waived           Waived
Disability
----------------------------------------------------------------------------------------------------------
Over 70 1/2            Waived           Waived           Waived          Waived for       12% of account
                                                                         required         value annually
                                                                         minimum          in periodic
                                                                         distributions*   payments
                                                                         or 12% of
                                                                         account value
                                                                         annually in
                                                                         periodic
                                                                         payments.
----------------------------------------------------------------------------------------------------------
Between 59 1/2         Waived           Waived           Waived          Waived for Life  12% of account
and 70 1/2                                                               Expectancy or    value annually
                                                                         12% of account   in periodic
                                                                         value annually   payments
                                                                         in periodic
                                                                         payments.
----------------------------------------------------------------------------------------------------------
Under 59 1/2           Waived for       Waived for       Waived for      Waived for       12% of account
(Class B and           annuity          annuity          annuity         annuity          value annually
Class C only)          payments (72t)   payments (72t)   payments (72t)  payments (72t)   in periodic
                       or 12% of        or 12% of        or 12% of       or 12% of        payments
                       account value    account value    account value   account value
                       annually in      annually in      annually in     annually in
                       periodic         periodic         periodic        periodic
                       payments.        payments.        payments.       payments.
----------------------------------------------------------------------------------------------------------
Loans                  Waived           Waived           N/A             N/A              N/A
----------------------------------------------------------------------------------------------------------
Termination of Plan    Not Waived       Not Waived       Not Waived      Not Waived       N/A
----------------------------------------------------------------------------------------------------------
Hardships              Waived           Waived           Waived          N/A              N/A
----------------------------------------------------------------------------------------------------------
Qualified Domestic     Waived           Waived           Waived          N/A              N/A
Relations Orders
----------------------------------------------------------------------------------------------------------
Termination of         Waived           Waived           Waived          N/A              N/A
Employment
Before Normal
Retirement Age
----------------------------------------------------------------------------------------------------------
Return of Excess       Waived           Waived           Waived          Waived           N/A
----------------------------------------------------------------------------------------------------------


*Required minimum distributions based on John Hancock Mutual Funds IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic

Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $271,490 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the cumulative returns before taxes for Class A shares of the Fund since the commencement of operations on June 1, 2001 was-20.80%.

As of October 31, 2001, the cumulative returns before taxes for Class B shares of the Fund since the commencement of operations on June 1, 2001 was-20.96%.

As of October 31, 2001, the cumulative returns before taxes for Class C shares of the Fund since the commencement of operations on June 1, 2001 was-18.450%.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
        P=    a hypothetical initial payment of $1,000.
        T=    average annual total return
        n=    number of years
      ERV=    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P=   a hypothetical initial payment of $1,000.
         T=   average annual total return (after taxes on distributions)
         n=   number of years
    ATV(D)=   ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P=   a hypothetical initial payment of $1,000.
         T=   average annual total return (after taxes on distributions and redemption)
         n=   number of years
   ATV(DR)=   ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1

Where:

         a =  dividends and interest earned during the period.
         b =  net expenses accrued during the period.
         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Subadviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser or Subadviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser or Subadviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser and Subadviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal year ended October 31, 2001, the Fund paid $6,897, in negotiated brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the period from June 1, 2001 to October 31, 2001, the Fund did not pay any commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) "Signator" or "Affiliated Broker").

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the

Fund may execute portfolio transactions with or through Affiliated Brokers. During the period from June 1, 2001 to October 31, 2001, the Fund paid $0 to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2001, this amounted to approximately 1.18% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.68% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock International Small Cap Growth Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock International Small Cap Growth Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the two years ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001 Report of Independent
    Auditors.

                        JOHN HANCOCK HEALTH SCIENCES FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Health Sciences Fund (the "Fund") in addition to the information that is contained in the combined Sector Funds' Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                1-(800)-225-5291

                                Table of Contents

                                                                          Page


Organization of the Fund .............................................     2
Investment Objective and Policies ....................................     2
Investment Restrictions ..............................................    12
Those Responsible for Management .....................................    14
Investment Advisory and Other Services ...............................    22
Distribution Contracts ...............................................    24
Sales Compensation ...................................................    27
Net Asset Value ......................................................    29
Initial Sales Charge on Class A and Class C Shares ...................    29
Deferred Sales Charge on Class B and Class C Shares ..................    32
Special Redemptions ..................................................    36
Additional Services and Programs .....................................    36
Purchases and Redemptions through Third Parties ......................    38
Description of the Fund's Shares .....................................    38
Tax Status ...........................................................    39
Calculation of Performance ...........................................    44
Brokerage Allocation .................................................    46
Transfer Agent Services ..............................................    48
Custody of Portfolio .................................................    48
Independent Auditors .................................................    48
Appendix A- Description of Investment Risk ...........................    A-1
Appendix B-Description of Bond and Commercial Paper Ratings ..........    B-1
Financial Statements .................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts. On October 1, 1998 the Fund changed its name from John Hancock Global Rx to John Hancock Global Health Sciences Fund and on March 1, 2000 changed its name to John Hancock Health Sciences Fund.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is long-term capital appreciation through investments in a portfolio consisting primarily of equity securities of issuers in the health care industries. Accordingly, the Fund seeks to increase the value of shareholder investments, and any current income is incidental to this objective.


Under normal circumstances, the Fund will invest at least 80% of its Assets in the securities of health sciences companies. A "health sciences" company is one in which at least 50% of gross revenues are derived from, or 50% of gross assets are committed to, health sciences activities as of the end of its last fiscal year or its most recent publicly available financial statement. The health sciences industries are diverse, including companies which design, produce and/or sell prescription drugs and over-the-counter medicines, drug delivery systems and medical and analytical instruments; companies which own and/or manage health care facilities; and companies involved in biotechnology. In managing the Fund's portfolio, the managers study economic trends, demographic trends, the development of new products and consolidation trends. Because the Fund concentrates its investments in the health sciences industries, its performance is closely tied to conditions in these industries. The types of products and services comprising the health sciences industries tend to become obsolete quickly with the discovery of more effective medical techniques. Additionally, the companies providing these services and products are subject to strict government regulation which could have an unfavorable impact on the price and supply of their services and products. Because the Fund is non-diversified it will be more susceptible to adverse developments affecting any single issuer.


With respect to the Fund's investment policy of investing at least 80% of its Assets in health-sciences companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The Fund invests in common stocks and in securities convertible into or with rights to purchase common stock of U.S. and foreign issuers. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The Fund will not purchase any convertible securities rated below "B" by a major rating agency.

A significant portion of the Fund's investments are expected to be in smaller capitalization developing-growth companies with relatively limited operating histories as publicly traded companies, and without regard to a record of profits or dividends. Investing in securities of smaller capitalization developing-growth companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility in these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. Securities of these companies involve higher investment risks than those normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs are designed for use in foreign securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United State exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorable or unfavorable from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (c) (ii) and (iii) below, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between
(1) the market value of the securities sold short at the time they were sold short and (2) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must constitute less than 30% of the Fund's gross income for its taxable year in order for the Fund to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for that year.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Over the past several years, political and economic events in foreign countries and in the health care industry have affected the Fund's geographic allocation of assets. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph 3 below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund's total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or repurchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to be participation in a joint securities trading account.

(b) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(e) Invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in; (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                             Position(s)   Trustee/                                                        Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                   Overseen
And Age                      Fund          since(2)    Directorships During Past 5 Years                   by Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1988        Professor of Law, Emeritus, Boston University       30
Born:  1931                                            School of Law (as of 1996); Director, Brookline
                                                       Bancorp.

-------------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1987        Chairman, President and Chief Executive Officer,    30
Born:  1935                                            Brookline Bancorp. (lending) (since 1972);
                                                       Trustee, Northeastern University (education);
                                                       Chairman and Director, Lumber Insurance Co.
                                                       (insurance) (until 2000); Chairman and Director,
                                                       Northeast Retirement Services, Inc. (retirement
                                                       administration) (since 1998).

-------------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991        Vice President, Senior Banker and Senior Credit     30
Born:  1933                                            Officer, Citibank, N.A. (retired 1991); Executive
                                                       Vice President, Citadel Group Representatives,
                                                       Inc.;  Director, Hudson City Bancorp; Trustee,
                                                       Scholarship Fund for Inner City Children (since
                                                       1986).

-------------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1996        President, Farrell, Healer & Co., Inc., (venture    30
Born:  1932                                            capital management firm)(since 1980) and General
                                                       Partner of the Venture Capital Fund of NE (since
                                                       1980); Prior to 1980, headed the venture capital
                                                       group at Bank of Boston Corporation.

-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      John
                                                                                                      Hancock
                         Position(s)   Trustee/                                                       Funds
Name, Address (1)        Held with     Officer     Principal Occupation(s) and other                  Overseen
And Age                  Fund          since(2)    Directorships During Past 5 Years                  by Trustee
-------------------------------------------------------------------------------------------------------------------------
Gail D. Fosler           Trustee       1994        Senior Vice President and Chief Economist, The     30
Born:  1947                                        Conference Board (non-profit economic and
                                                   business research)(since 1989); Director,
                                                   Unisys Corp. (since 1993); Director, H.B.
                                                   Fuller Company (since 1992) and DBS
                                                   Holdings (Singapore) (banking and financial
                                                   services)(since 1999); Director, National
                                                   Bureau of Economic Research (academic)(since
                                                   1989); Director, Baxter International
                                                   (medical health care) (since 2001).

-------------------------------------------------------------------------------------------------------------------------
William F. Glavin        Trustee       1996        President Emeritus, Babson College (as of 1998);   30
Born:  1932                                        Vice Chairman, Xerox Corporation (until 1989);
                                                   Director, Reebok, Inc. (since 1994) and Inco Ltd.

-------------------------------------------------------------------------------------------------------------------------
John A. Moore            Trustee       1996        President and Chief Executive Officer, Institute   36
Born:  1939                                        for Evaluating Health Risks, (nonprofit
                                                   institution) (until 2001); Senior Scientist,
                                                   Sciences International (health research)(since
                                                   1998); Principal, Hollyhouse (consulting)(since
                                                   2000); Director, CIIT(nonprofit research) (since
                                                   2002).

-------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson    Trustee       1996        Executive Director, Council for International      36
Born:  1943                                        Exchange of Scholars (since 1998); Vice
                                                   President, Institute of International Education
                                                   (since 1998); Senior Fellow, Cornell Institute
                                                   of Public Affairs, Cornell University
                                                   (until 1997); President Emerita of Wells
                                                   College and St. Lawrence University;
                                                   Director, Niagara Mohawk Power Corporation
                                                   (electric utility).

-------------------------------------------------------------------------------------------------------------------------
John W. Pratt            Trustee       1996        Professor of Business Administration Emeritus,     30
Born:  1931                                        Harvard University Graduate School of Business
                                                   Administration (as of 1998).
-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                           Position(s)   Trustee/                                                        Funds
Name, Address (1)          Held with     Officer     Principal Occupation(s) and other                   Overseen
And Age                    Fund          since(2)    Directorships During Past 5 Years                   by Trustee
-------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001        Executive Vice President and Chief Investment       66
Born:  1948                                          Officer, John Hancock Financial Services, Inc.;
                                                     Director, Executive Vice President and Chief
                                                     Investment Officer, John Hancock Life Insurance
                                                     Company; Chairman of the Committee of Finance of
                                                     John Hancock Life Insurance Company; Director,
                                                     John Hancock Subsidiaries, LLC, Hancock Natural
                                                     Resource Group, Independence Investment LLC,
                                                     Independence Fixed Income LLC, John Hancock
                                                     Advisers, LLC (the "Adviser") and The
                                                     Berkeley Financial Group, LLC ("The Berkeley
                                                     Group"), John Hancock Funds, LLC
                                                     ("John Hancock Funds"), Massachusetts Business
                                                     Development Corporation; Director, John Hancock
                                                     Insurance Agency, Inc. ("Insurance Agency, Inc.")
                                                     (until 1999) and John Hancock Signature
                                                     Services, Inc. ("Signature Services")
                                                     (until 1997).

-------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2000        Executive Vice President, John Hancock            66
Born:  1955                Chairman,                 Financial Services, Inc., John Hancock Life
                           President                 Insurance Company; Chairman, Director,
                           and Chief                 President and Chief Executive Officer, the
                           Executive                 Advisers and The Berkeley Group; Chairman,
                           Officer                   Director and Chief Executive Officer, John
                                                     Hancock Funds, Chairman, Director and
                                                     President, Insurance Agency, Inc.; Chairman,
                                                     Director and Chief Executive Officer, Sovereign
                                                     Asset Management Corporation ("SAMCorp.");
                                                     Director, Independence Investment LLC,
                                                     Independence Fixed Income LLC and Signature
                                                     Services; Senior Vice President, MassMutual
                                                     Insurance Co. (until 1999); Senior Vice
                                                     President, Connecticut Mutual Insurance Co.
                                                     (until 1996).
-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                            Position(s)    Trustee/                                                        Funds
Name, Address (1)           Held with      Officer     Principal Occupation(s) and other                   Overseen
And Age                     Fund           since(2)    Directorships During Past 5 Years                   by Trustee
-------------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-------------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000        Executive Vice President and Chief
Born:  1953                 Vice                       Investment Officer, the Adviser and each
                            President                  of the John Hancock funds; Director,
                            and Chief                  SAMCorp., Executive Vice President and
                            Investment                 Chief Investment Officer, Baring Asset
                            Officer                    Management, London U.K. (until 2000).

-------------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000        Senior Vice President, Chief Financial
Born:  1949                 President                  Officer and Treasurer, the Adviser, John
                            and Chief                  Hancock Funds, and The Berkeley Group;
                            Financial                  Second Vice President and Senior Associate
                            Officer                    Controller, Corporate Tax Department, John
                                                       Hancock Financial Services, Inc. (until
                                                       2001).

-------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1992        Vice President and Compliance Officer, the
Born:  1959                 President                  Adviser and each of the John Hancock
                            and                        funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

-------------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1992        Vice President and Assistant Treasurer,
Born:  1952                 President                  the Adviser; Vice President and
                            and                        Treasurer of each of the John Hancock
                            Treasurer                  funds; Assistant Treasurer of each of
                                                       the John Hancock funds (until 2001).

-------------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1987        Senior Vice President, Secretary and Chief
Born:  1950                 President,                 Legal Officer, SAMCorp., the Adviser and
                            Secretary                  each of the John Hancock funds, John
                            and Chief                  Hancock Funds and The Berkeley Group; Vice
                            Legal Officer              President, Signature Services (until
                                                       2000), Director, Senior Vice President and
                                                       Secretary, NM Capital.
-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                             Position(s)   Trustee/                                                        Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                   Overseen
And Age                      Fund          since(2)    Directorships During Past 5 Years                   by Trustee
-------------------------------------------------------------------------------------------------------------------------
Advisory Board
-------------------------------------------------------------------------------------------------------------------------
Mark S. Klempner, MD         Advisory      1992        Assistant Provost for Research, Vice
Born:  1949                  Board                     Chairman for Research-Department of
                                                       Medicine, and Professor of Medicine
                                                       since 2001 with the Boston University
                                                       Medical Campus, Boston University
                                                       School of Medicine; Vice Chairman for
                                                       Scientific Affairs, Professor of
                                                       Medicine, physician and scientist at
                                                       New England Medical Center
                                                       Hospital-Tufts University School of
                                                       Medicine (until 2001).

-------------------------------------------------------------------------------------------------------------------------
Deeb Salem, MD               Advisory      1992        Chief Medical Officer and Professor of
Born:  1944                  Board                     Medicine with the New England Medical
                                                       Center Hospitals-Tufts University School
                                                       of Medicine

-------------------------------------------------------------------------------------------------------------------------
Martin A. Samuels MD         Advisory      1992        Chief of Neurology with Brigham and
Born:  1945                  Board                     Woman's Hospitals.

-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees, officers and advisory Board members is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

As of June 16, 1992, the Trustees established an advisory board in order to provide information of a general medical and scientific nature to investment officers of the Fund. The members of the advisory board are distinct from the Board of Trustees, hold office at the pleasure of the Trustees, are persons with scientific and medical expertise who do not serve the Fund in any other capacity, and are persons who have no power to determine what securities are purchased or sold. Effective March 1, 2001, the advisory board also provides advice and consultation to the investment officers of the John Hancock Biotechnology Fund, another series of the Trust. Each member of the advisory board is paid an annual retainer of $10,000, which will be allocated to John Hancock Biotechnology Fund and John Hancock Health Sciences Fund and paid proportionately based on each Fund's assets.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                     Dollar Range of Fund shares     in John Hancock funds overseen by
Name of Trustee                      Owned by Trustee                Trustee
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  $10,001-$50,000                 $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Gail D. Fosler                       $1-$10,000                      $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                $10,001-$50,000                 Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      $50,001-$100,000                Over $100,000
-----------------------------------------------------------------------------------------------------------

The following table provides informaton regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                         Total Compensation
                                 Aggregate               From the Fund and John
                                 Compensation from       Hancock Fund Complex
Independent Trustees             the Fund (1)            to Trustees (2)
--------------------             ------------            ---------------

Dennis J. Aronowitz              $ 2,787                 $ 75,000
Richard P. Chapman*                2,895                   78,100
William J. Cosgrove*               2,682                   72,000
Leland O. Erdahl                     824                   18,000
Richard A. Farrell                 2,711                   72,000
Gail D. Fosler                     2,758                   75,000
William F. Glavin*                 2,683                   72,000
Dr. John A. Moore*                 2,762                   75,100
Patti McGill Peterson              2,711                   72,000
John Pratt                         2,682                   72,000
                                 -------                 --------
Total                            $25,495                 $663,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustees serving on thirty funds.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

Name and Address                                      Percentage of Outstanding
Of Shareholder                    Class of Shares     Shares of Class of Fund
--------------                    ---------------     -----------------------

MLPF&S For The                          B                       9.56%
Sole Benefit Of Its Customers
Attn Fund Administration 97DR6
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The                          C                       8.71%
Sole Benefit Of Its Customers
Attn Fund Administration 974E6
4800 Deerlake Drive East
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                     Annual Rate
------------------------                     -----------
First $200,000,000                              0.80%
Amount over $200,000,000                        0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 1999, 2000 and 2001, the Adviser received fees of $1,896,096, $2,741,156 and $3,195,193, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable healthcare/biotechnology funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days' written notice by either party to the contract or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid the Adviser $40,236, $68,957 and $85,894, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal periods ended October 31, 1999, 2000 and 2001 were $700,780, $395,665 and $469,377, respectively, of such amounts $65,482, $62,638 and $38,469, respectively, were retained by John Hancock Funds in 1999, 2000 and 2001, respectively. The underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and for the year ended October 31, 2001 were $9,906 and $61,178. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2001, an aggregate of $2,396,143 of Distribution Expenses or 0.93% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $0 of Distribution Expenses or 0% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


For the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                     Expense Items
                                     -------------

                          Printing and                                      Interest,
                          Mailing of                                        Carrying
                          Prospectus                                        Or Other
                          to New         Compensation         Expenses of   Finance
Shares      Advertising   Shareholders   to Selling Brokers   Distributor   Charges
------      -----------   ------------   ------------------   -----------   -------
Class A     $ 49,509      $1,979         $  200,520           $219,326      --
Class B     $317,311      $9,321         $1,246,800           $956,879      $34,146
Class C     $ 15,393      $  939         $   57,997           $ 68,950      --

SALES COMPENSATION

As part of their business strategies, the fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                 Broker receives
                                 Sales charge paid    Broker receives            12b-1 service fee   Total broker
                                 by investors (% of   maximum reallowance        (% of net           compensation (1)
Class A investments              offering price)      (% of offering price)      investment) (3)     (% of offering price)
-------------------              ---------------      ---------------------      ---------------     ---------------------
Up to $49,999                    5.00%                4.01%                      0.25%               4.25%
$50,000 - $99,999                4.50%                3.51%                      0.25%               3.75%
$100,000 - $249,999              3.50%                2.61%                      0.25%               2.85%
$250,000 - $499,999              2.50%                1.86%                      0.25%               2.10%
$500,000 - $999,999              2.00%                1.36%                      0.25%               1.60%

Investments of
Class A shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999           --                   0.75%                      0.25%               1.00%
Next $1 - $5M above that         --                   0.25%                      0.25%               0.50% (2)
Next $1 or more above that       --                   0.00%                      0.25%               0.25% (2)

                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class B investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   ---------------------      ---------------     ---------------------

All amounts                      --                   3.75%                      0.25%               4.00%

                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class C investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   ---------------------      ---------------     ---------------------

Over $1,000,000 or amounts       --                   0.75%                      0.25%               1.00%
purchase at NAV
All other amounts                1.00%                1.75%                      0.25%               2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3)   After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net asset by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of shares of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents, subadviser and same sex domestic partners) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate.

                      Amount Invested                          CDSC Rate
                      ---------------                          ---------

$1 to $4,999,999                                                 1.00%
Next $5 million to $9,999,999                                    0.50%
Amounts of $10 million and over                                  0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth, and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 month. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year, respectively, of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
     o*Minus Appreciation ($12 - $10) x 100 shares                      (200.00)
     o Minus proceeds of 10 shares not subject to CDSC (dividend
       reinvestment)                                                    (120.00)
                                                                        -------
     o Amount subject to CDSC                                           $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the Distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below: For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify

      Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.


-----------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA Rollover  Non-
Distribution            (401 (k), MPP,                                                          retirement
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
-----------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived             Waived
-----------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for         12% of account
                                                                             required minimum   value annually
                                                                             Distributions*     in periodic
                                                                             or 12% of          payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
-----------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life    12% of account
and 70 1/2                                                                   Expectancy or      value annually
                                                                             12% of account     in periodic
                                                                             value annually     payments
                                                                             in periodic
                                                                             payments.
-----------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for         12% of account
(Class B and Class C    annuity payments   annuity          annuity          annuity payments   value annually
only)                   (72t) or 12% of    payments (72t)   payments (72t)   (72t) or 12% of    in periodic
                        account value      or 12% of        or 12% of        account value      payments
                        annually in        account value    account value    annually in
                        periodic           annually in      annually in      periodic
                        payments.          periodic         periodic         payments.
                                           payments.        payments.
-----------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A                N/A
-----------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived         N/A
-----------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A                N/A
-----------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A                N/A
Relations Orders
-----------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A                N/A
Employment Before
Normal Retirement Age
-----------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived             N/A
-----------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a

Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. exempt with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seeks to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Certain of options, futures, and forward currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on transactions involving options, futures, or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other distribution of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $16,212,040 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their Fund shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and
(ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the average annual total returns before taxes for the Fund's Class A shares of the Fund for the 1 year and 5 year periods and since the commencement of operations on October 1, 1991 were -17.88%, 11.81% and 15.13%, respectively.

As of October 31, 2001, the average annual total returns before taxes for the Fund's Class B shares of the Fund for the 1 year and 5 year periods and since the commencement of operations on March 7, 1994 were -18.14%, 11.92% and 12.97%, respectively.

As of October 31, 2001, the average annual total returns before taxes for the Fund's Class C shares of the Fund for the 1 year period and since the commencement of operations on March 1, 1999 were -15.82%, and 6.75%, respectively.


P(1+T)^n = ERV

Where:
         P=    a hypothetical initial payment of $1,000.
         T=    average annual total return
         n=    number of years
       ERV=    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P=    a hypothetical initial payment of $1,000.
         T=    average annual total return (after taxes on distributions)
         n=    number of years
    ATV(D)=    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P=    a hypothetical initial payment of $1,000.
         T=    average annual total return (after taxes on distributions and redemption)
         n=    number of years
   ATV(DR)=    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds, such as Lipper Analytical Services, Inc.'s "Lipper- Mutual Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, AND BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risks of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker- dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of broker and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid negotiated commissions of $274,691, $697,593 and $497,675, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2001, the Fund paid $121,538 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to any Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $20.00 per shareholder account, for Class B shares of $22.50 per shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B-DESCRIPTION OF BOND RATINGS

Moody's Bond Ratings

"Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities."

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class."

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions."

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation."

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Health Sciences Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Health Sciences Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the two years ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                      JOHN HANCOCK CONSUMER INDUSTRIES FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Consumer Industries Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                           Page


Organization of the Fund ...............................................       2
Investment Objective and Policies ......................................       2
Investment Restrictions ................................................      14
Those Responsible for Management .......................................      16
Investment Advisory and Other Services .................................      22
Distribution Contracts .................................................      24
Sales Compensation .....................................................      26
Net Asset Value ........................................................      28
Initial Sales Charge on Class A Shares .................................      28
Deferred Sales Charge on Class B and Class C Shares ....................      31
Special Redemptions ....................................................      35
Additional Services and Programs .......................................      35
Purchase and Redemptions through Third Parties .........................      37
Description of the Fund's Shares .......................................      37
Tax Status .............................................................      38
Calculation of Performance .............................................      43
Brokerage Allocation ...................................................      45
Transfer Agent  Services ...............................................      47
Custody of Portfolio ...................................................      48
Independent Auditors ...................................................      48
Appendix A- Description of Investment Risk .............................     A-1
Appendix B-Description of Bond Ratings .................................     B-1
Financial Statements ...................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of U.S. and foreign consumer industries companies. These companies are principally engaged in providing goods and services to consumers. These include retail sales companies, which merchandise finished goods and services to consumers, as well as companies that manufacture, market, or distribute goods, products or services to consumers. Consumer industries companies may be involved in the following areas: durable goods, such as homes, automobiles, computers, major appliances, boats and furniture; non-durable goods such as food, beverages, tobacco, apparel, health care products and household products; consumer services such as lodging, restaurants, theme parks, and car rentals; and other goods and services, such as television broadcasts and motion pictures. The Fund may also invest in companies that offer products or services with the potential to improve the economics of the companies referenced above. Because the Fund is non-diversified, it may invest more than 5% of its total assets in the securities of individual companies. (See "Non-Diversification" below.)

The Fund may invest in preferred stocks and other types of equities. The Fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's policy of investing at least 80% of its Assets in consumer industries companies, "Assets" means net assets, plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Adviser considers an issuer to be principally engaged in a business activity if: (i) in its most recent fiscal year, the issuer derived at least 50% of its revenues or earnings from the business activity, or devoted at least 50% of its assets to such activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity.

In managing the portfolio, the managers seek to invest in attractively valued and growing companies that possess a sustainable competitive advantage in their industry that may be overlooked or undervalued by other investors. Although all investment decisions are based upon bottom-up, fundamental research, this stock selection process is performed within the context of an overall portfolio construction/monitoring process that seeks to mitigate unnecessary risk

When making investment decisions, the managers begin with a universe of approximately 4,000 companies and screen down to a subset of companies that produce goods and/or services, which are purchased directly by consumers in the final form. At this point, the managers segment the pool of companies based on their financial metrics such as strong balance sheets and sales, earnings, and cash flow growth.

In choosing individual securities, the managers focus on fundamental financial analysis. Once their screening process has identified and stratified the target group of companies, they scrutinize the ecosystem of each company and seek to identify the appropriate valuation range warranted by the current and expected future fundamentals. Ultimately, they attempt to buy the securities of companies that are undervalued following this analysis, if there is a reasonable expectation of a re-valuation catalyst in the near-term. On the other hand, they seek to sell the securities of companies that they believe are overvalued, if there is a reasonable expectation of a re-valuation catalyst in the near-term.

The management team purchases companies meeting their screening criteria if they: (1) exhibit the potential for sustainable competitive advantages over their peers, such as market dominance, management excellence, global brands, distribution strength, technological leadership/innovation, competitive cost structure, and superior products/services; (2) have demonstrated an ability to transform these advantages into strong sales and profit growth relative to their industry group; and (3) are attractively priced at a discount to the team's expectation of their intrinsic value and on a relative valuation basis. Relative valuation can mean valuation versus peers, valuation versus historical norms, or valuations versus companies in other industries facing similar growth dynamics and characteristics.

Risks of the Consumer Industries: Since the Fund's investments will be concentrated in the consumer industries, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

The consumer industries can be significantly affected by the performance of the overall economy, interest rates, and consumer confidence. In addition, companies in the consumer industries may have unpredictable earnings due to factors such as intense competition and changes in consumer tastes, disposable household income, and demographics.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified Fund.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the

New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Fund will ordinarily invest more than 25% of assets in consumer industries companies as defined in the prospectus. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
      (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.    Invest more than 15% of its net assets in securities which are illiquid.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in; (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                            Position(s)  Trustee/                                                  Funds
Name, Address (1)           Held with    Officer       Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz         Trustee      2001          Professor of Law, Emeritus, Boston          30
Born:  1931                                            University School of Law (as of 1996);
                                                       Director, Brookline Bancorp.

-----------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.     Trustee      2001          Chairman, President and Chief Executive     30
Born:  1935                                            Officer, Brookline Bancorp. (lending)
                                                       (since 1972); Trustee, Northeastern
                                                       University (education); Chairman and
                                                       Director, Lumber Insurance Co. (insurance)
                                                       (until 2000); Chairman and Director,
                                                       Northeast Retirement Services, Inc.
                                                       (retirement administration) (since 1998).

-----------------------------------------------------------------------------------------------------------------
William J. Cosgrove         Trustee      2001          Vice President, Senior Banker and Senior    30
Born:  1933                                            Credit Officer, Citibank, N.A. (retired
                                                       1991); Executive Vice President, Citadel
                                                       Group Representatives, Inc.;  Director,
                                                       Hudson City Bancorp; Trustee, Scholarship
                                                       Fund for Inner City Children (since 1986).

-----------------------------------------------------------------------------------------------------------------
Richard A. Farrell          Trustee      2001          President, Farrell, Healer & Co., Inc.,     30
Born:  1932                                            (venture capital management firm)(since
                                                       1980) and General Partner of the Venture
                                                       Capital Fund of NE (since 1980); Prior
                                                       to 1980, headed the venture capital
                                                       group at Bank of Boston Corporation.

-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      John
                                                                                                      Hancock
                           Position(s)   Trustee/                                                     Funds
Name, Address (1)          Held with     Officer       Principal Occupation(s) and other              Overseen by
And Age                    Fund          since(2)      Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Gail D. Fosler             Trustee       2001          Senior Vice President and Chief Economist,     30
Born:  1947                                            The Conference Board (non-profit economic
                                                       and business research)(since 1989);
                                                       Director, Unisys Corp. (since 1993);
                                                       Director, H.B. Fuller Company (since 1992)
                                                       and DBS Holdings (Singapore) (banking and
                                                       financial services)(since 1999);
                                                       Director, National Bureau of Economic
                                                       Research (academic)(since 1989);
                                                       Director, Baxter International (medical
                                                       health care) (since 2001).

-----------------------------------------------------------------------------------------------------------------
William F. Glavin          Trustee       2001         President Emeritus, Babson College (as of       30
Born:  1932                                           1998); Vice Chairman, Xerox Corporation (until
                                                      1989); Director, Reebok, Inc. (since 1994) and
                                                      Inco Ltd.

---------------------------------------------------------------------------------------------------------------
John A. Moore              Trustee       2001         President and Chief Executive Officer,          36
Born:  1939                                           Institute for Evaluating Health Risks,
                                                      (nonprofit institution) (until 2001);
                                                      Senior Scientist, Sciences International
                                                      (health research)(since 1998);
                                                      Principal, Hollyhouse (consulting)
                                                      (since 2000); Director, CIIT(nonprofit
                                                      research) (since 2002).

---------------------------------------------------------------------------------------------------------------
Patti McGill Peterson      Trustee       2001         Executive Director, Council for                 36
Born:  1943                                           International Exchange of Scholars
                                                      (since 1998); Vice President, Institute of
                                                      International Education (since 1998); Senior
                                                      Fellow, Cornell Institute of Public Affairs,
                                                      Cornell University (until 1997);
                                                      President Emerita of Wells College and St.
                                                      Lawrence University; Director, Niagara
                                                      Mohawk Power Corporation (electric
                                                      utility).

---------------------------------------------------------------------------------------------------------------
John W. Pratt              Trustee       2001         Professor of Business Administration Emeritus,  30
Born:  1931                                           Harvard University Graduate School of
                                                      Business Administration (as of 1998).
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      John
                                                                                                      Hancock
                            Position(s)  Trustee/                                                     Funds
Name, Address (1)           Held with    Officer     Principal Occupation(s) and other                Overseen by
And Age                     Fund         since(2)    Directorships During Past 5 Years                Trustee
-----------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001        Executive Vice President and Chief Investment    66
Born:  1948                                          Officer, John Hancock Financial Services,
                                                     Inc.; Director, Executive Vice President and
                                                     Chief Investment Officer, John Hancock Life
                                                     Insurance Company; Chairman of the
                                                     Committee of Finance of John Hancock Life
                                                     Insurance Company; Director, John Hancock
                                                     Subsidiaries, LLC, Hancock Natural Resource
                                                     Group, Independence Investment LLC,
                                                     Independence Fixed Income LLC, John Hancock
                                                     Advisers, LLC (the "Adviser") and The
                                                     Berkeley Financial Group, LLC ("The
                                                     Berkeley Group"), John Hancock Funds, LLC
                                                     ("John Hancock Funds"), Massachusetts
                                                     Business Development Corporation;
                                                     Director, John Hancock Insurance Agency,
                                                     Inc. ("Insurance Agency, Inc.")
                                                     (until 1999) and John Hancock Signature
                                                     Services, Inc. ("Signature Services")
                                                     (until 1997).

-----------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2001      Executive Vice President, John Hancock             66
Born:  1955                Chairman,               Financial Services, Inc., John Hancock Life
                           President               Insurance Company; Chairman, Director,
                           and Chief               President and Chief Executive Officer, the
                           Executive               Advisers and The Berkeley Group; Chairman,
                           Officer                 Director and Chief Executive Officer, John
                                                   Hancock Funds, Chairman, Director and
                                                   President, Insurance Agency, Inc.; Chairman,
                                                   Director and Chief Executive Officer, Sovereig  n
                                                   Asset Management Corporation ("SAMCorp.");
                                                   Director, Independence Investment LLC,
                                                   Independence Fixed Income LLC and Signature
                                                   Services; Senior Vice President, MassMutual
                                                   Insurance Co. (until 1999); Senior Vice
                                                   President, Connecticut Mutual Insurance Co.
                                                   (until 1996).
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      John
                                                                                                      Hancock
                            Position(s)  Trustee/                                                     Funds
Name, Address (1)           Held with    Officer          Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)         Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Principal Officers
who are not Trustees
-----------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2001           Executive Vice President and Chief
Born:  1953                 Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Baring Asset
                            Officer                       Management, London U.K. (until 2000).

-----------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2001           Senior Vice President, Chief Financial
Born:  1949                 President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

-----------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           2001           Vice President and Compliance Officer, the
Born:  1959                 President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

-----------------------------------------------------------------------------------------------------------------
William H. King             Vice           2001           Vice  President  and  Assistant  Treasurer,
Born:  1952                 President                     the Adviser;  Vice  President and
                            and                           Treasurer of each of the John Hancock
                            Treasurer                     funds; Assistant Treasurer of each of
                                                          the John Hancock funds (until 2001).

-----------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    2001           Senior Vice President, Secretary and Chief
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of
                                     Dollar Range of Fund            holdings in John Hancock funds
Name of Trustee                      Shares Owned by Trustee         overseen by Trustee
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  None                            $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Gail D. Fosler                       None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        None

-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      None                            Over $100,000
-----------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                         Total Compensation
                                 Aggregate               From the Fund and John
                                 Compensation from       Hancock Fund Complex
Independent Trustees             the Fund (1)            to Trustees (2)
--------------------             ------------            ---------------

Dennis J. Aronowitz              $ 2                     $ 75,000
Richard P. Chapman*                3                       78,100
William J. Cosgrove*               2                       72,000
Richard A. Farrell                 2                       72,000
Gail D. Fosler                     2                       75,000
William F. Glavin*                 2                       72,000
Dr. John A. Moore*                 2                       75,100
Patti McGill Peterson              2                       72,000
John Pratt                         2                       72,000
                                 ---                     --------
Total                            $19                     $663,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustee serving on thirty funds.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2002 officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund:


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                              Annual Rate
------------------------                              -----------
First $500,000,000                                      0.85%
Next $500,000,000                                       0.80%
Amount over $1,000,000,000                              0.75%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the period from March 1, 2001 to October 31, 2001, advisory fees payable to the Fund's adviser amounted to $16,876. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the period from March 1, 2001 to October 31, 2001, advisory fees actually payable to the Fund amounted to $0.


The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.25% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.


The Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2001, the Fund paid the Adviser $404, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

There were no underwriting commission for sales of the Fund's Class A shares or Class C shares.


The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2001, an aggregate of $247 of Distribution Expenses or 0.83% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $22 of Distribution Expenses or .07% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                       Printing and
                       Mailing of                                  Interest
                       Prospectus to   Compensation  Expenses of   Carrying or
                       New             to Selling    John Hancock  Other Finance
Shares   Advertising   Shareholders    Brokers       Funds         Charges
------   -----------   ------------    -------       -----         -------
Class A  --            --              --            $5,837        --
Class B  --            --              --            $  175        $23
Class C  --            --              --            $  198        --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                            Broker receives         Broker receives
                                   Sales charge             maximum                 12b-1 service fee    Total broker
                                   paid by investors        reallowance             (% of net            compensation (1)
Class A investments                (% of offering price)    (% of offering price)   investment) (3)      (% of offering price)
-------------------                ---------------------    ---------------------   ---------------      ---------------------

Up to $49,999                      5.00%                    4.01%                   0.25%                4.25%
$50,000 - $99,999                  4.50%                    3.51%                   0.25%                3.75%
$100,000 - $249,999                3.50%                    2.61%                   0.25%                2.85%
$250,000 - $499,999                2.50%                    1.86%                   0.25%                2.10%
$500,000 - $999,999                2.00%                    1.36%                   0.25%                1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999             --                       0.75%                   0.25%                1.00%
Next $1 - $5M above that           --                       0.25%                   0.25%                0.50% (2)
Next $1 or more above that         --                       0.00%                   0.25%                0.25% (2)

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee    Total broker
                                                            reallowance             (% of net            compensation (1)
Class B investments                                         (% of offering price)   investment) (3)      (% of offering price)
-------------------                                         ---------------------   ---------------      ---------------------

All amounts                        --                       3.75%                   0.25%                4.00%

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee    Total broker
                                                            reallowance             (% of net            compensation (1)
Class C investments                                         (% of offering price)   Investment) (3)      (% of offering price)
-------------------                                         ---------------------   ---------------      ---------------------

Amounts purchased at NAV           --                       0.75%                   0.25%                1.00%
All other amounts                  1.00%                    1.75%                   0.25%                2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                  CDSC Rate
      ---------------                                  ---------

      $1 to $4,999,999                                   1.00%
      Next $5 million to $9,999,999                      0.50%
      Amounts of $10 million and over                    0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
      oMinus proceeds of 10 shares not subject to CDSC (dividend
       reinvestment)                                                    (120.00)
                                                                        -------
      oAmount subject to CDSC                                           $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

-----------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k), MPP,                                        Rollover          retirement
                        PSP) 457 &
                        408 (SEPs &
                        Simple IRAs)
-----------------------------------------------------------------------------------------------------------------
Death or                Waived             Waived            Waived           Waived            Waived
Disability
-----------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived            Waived           Waived for        12% of account
                                                                              required          value annually
                                                                              minimum           in periodic
                                                                              distributions*    payments
                                                                              or 12% of
                                                                              account value
                                                                              annually in
                                                                              periodic
                                                                              payments.
-----------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                    Expectancy or     value annually
                                                                              12% of account    in periodic
                                                                              value annually    payments
                                                                              in periodic
                                                                              payments.
-----------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for        Waived for       Waived for        12% of account
(Class B and            annuity payments   annuity           annuity          annuity           value annually
Class C only)           (72t) or 12% of    payments (72t)    payments (72t)   payments (72t)    in periodic
                        account value      or 12% of         or 12% of        or 12% of         payments
                        annually in        account value     account value    account value
                        periodic           annually in       annually in      annually in
                        payments.          periodic          periodic         periodic
                                           payments.         payments.        payments.
-----------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived            N/A              N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Termination of          Not Waived         Not Waived        Not Waived       Not Waived        N/A
Plan
-----------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived            Waived           N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Qualified               Waived             Waived            Waived           N/A               N/A
Domestic
Relations Orders
-----------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived            Waived           N/A               N/A
Employment
Before Normal
Retirement Age
-----------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived            Waived           Waived            N/A
-----------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic

Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $114,047 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carryforward expires October 31, 2009.


Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the cumulative total returns before taxes of the Class A shares of the Fund for the one year period and since the commencement of operations on March 1, 2001was -15.48%.

As of October 31, 2001, the cumulative total returns before taxes for the Fund's Class B shares for the one year period and since the commencement of operations on March 1, 2001 was -15.83%.

As of October 31, 2001, the cumulative total returns before taxes for the Fund's Class C shares and since the commencement of operations on March 1, 2001 was -13.15%.


Without taking into account the expense limitation arrangements, the foregoing total return performance for Class A, Class B and Class C would have been lower.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
      P=   a hypothetical initial payment of $1,000.
      T=   average annual total return
      n=   number of years
    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended October 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
       P=   a hypothetical initial payment of $1,000.
       T=   average annual total return (after taxes on distributions)
       n=   number of years
  ATV(D)=   ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
       P=   a hypothetical initial payment of $1,000.
       T=   average annual total return (after taxes on distributions and redemption)
       n=   number of years
 ATV(DR)=   ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations also assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a=   dividends and interest earned during the period.
      b=   net expenses accrued during the period.
      c= the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d= the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2001, the Fund paid $8,275 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) "Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. For the fiscal year ended October 31, 2001, the Fund paid no brokerage commissions to any Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. For the fiscal year ended October 31, 2001, the Fund paid $13,684 in negotiated commissions.


Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $20.00 per shareholder account, for Class B shares of $22.50 per shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Consumer Industries Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Consumer Industries Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the year ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                        JOHN HANCOCK COMMUNICATIONS FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Communications Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                Table of Contents

                                                                        Page


Organization of the Fund ............................................      2
Investment Objective and Policies ...................................      2
Investment Restrictions .............................................     14
Those Responsible for Management ....................................     16
Investment Advisory and Other Services ..............................     23
Distribution Contracts ..............................................     25
Sales Compensation ..................................................     27
Net Asset Value .....................................................     29
Initial Sales Charge on Class A and Class C Shares ..................     29
Deferred Sales Charge on Class B and Class C Shares .................     32
Special Redemptions .................................................     36
Additional Services and Programs ....................................     36
Purchases and Redemptions Through Third Parties .....................     38
Description of the Fund's Shares ....................................     38
Tax Status ..........................................................     39
Calculation of Performance ..........................................     44
Brokerage Allocation ................................................     46
Transfer Agent  Services ............................................     48
Custody of Portfolio ................................................     48
Independent Auditors ................................................     49
Appendix A- Description of Investment Risk ..........................    A-1
Appendix B-Description of Bond Ratings ..............................    B-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of U.S. and foreign communications companies. These companies are principally engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. These may include, for example, companies involved in: local and long distance telephone services or equipment; cellular and other wireless communications; paging; personal communications; local and wide area network services or equipment; video conferencing; fiber-optic transmission; satellite, microwave, cable and other pay television services or equipment; and Internet-related services or equipment, including Internet service providers, web hosting and web content providers and Internet portals. Because the Fund is non-diversified, it may invest more than 5% of its total assets in the securities of individual companies. (See "Non-Diversification" below.)

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's policy of investing at least 80% of its Assets in communications companies, "Assets" means net assets, plus the amount of any borrowings for investment purposes, if any. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Adviser considers an issuer to be principally engaged in a business activity if: (i) in its most recent fiscal year, the issuer derived at least 50% of its revenues or earnings from the business activity, or devoted at least 50% of its assets to such activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity.

In managing the portfolio, the managers invest primarily in equity securities. They look for companies that have the potential for sustainable competitive advantages relative to their industry peers. Although all investment decisions are based upon bottom-up, fundamental research, this stock selection process is performed within the context of an overall portfolio construction/monitoring process that seeks to mitigate specific risks.

When seeking to identify potential investments, the managers begin with a universe of over 500 companies that meet the requirements set out above and that generally have a market capitalization of at least $500 million. They then screen for relative valuation and growth trends according to several different metrics, because these companies will often be in different stages of development or in different industries, and will generally have widely differing cost structures and outlooks. These metrics include traditional factors such as revenue, cash-flow, profitability and earnings growth, but also include "inflexion point" analyses such as incremental margin evolution, changes in ROE and ROA, returns on incremental Capital expenditures, and fixed/ variable cost-structure forecasting.

The managers focus primarily on fundamental research. While their screening process is useful in determining aggregate industry trends and in pointing out potentially interesting individual securities, their investment style relies heavily on fundamental, company-specific research. In choosing individual securities, the managers attempt to systematically generate their own forecasts on a 1-3 year horizon, taking into account the most pertinent metrics for that company. They purchase securities of companies meeting their screening criteria if they: (1) exhibit the potential for sustainable competitive advantages over their peers, such as: first-mover advantage, niche or market dominance, management excellence, sustainable cost advantages, technological leadership or innovation, or leading products and services; (2) have demonstrated the potential to translate these advantages into superior sales and profit growth relative to their industry group or the wider market in general; and (3) are attractively priced on a relative valuation basis, using internally-generated forecasts and estimates. Relative valuation can mean valuation versus peers, valuation versus historical norms, or valuations versus companies in other industries facing similar growth dynamics and characteristics.

Risks of Communications Sector: Since the Fund's investments will be concentrated in the communications sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

Communications companies may face special risks. For example, communications companies are subject to significant competitive pressures, such as aggressive pricing and competition for market share. They also face the risk that new services, products or technologies may not be accepted by consumers and businesses or will become quickly obsolete. Finally, communications companies may face the risk that they will fail to obtain financing or regulatory approval.

Smaller Companies: Some communications companies are smaller companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalizations may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following:
(i) cash and cash items, including receivables; (ii) U.S. Government securities;
(iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified Fund.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt Securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 5% of assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Advisers will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

(2) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

(5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

(6) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets; except that the Fund will ordinarily invest more than 25% of its total assets in the communications sector. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(b) Invest for the purpose of exercising control over or management of any company.

(c)   Invest more than 15% of its net assets in illiquid securities.

(d) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one such investment company. These limitation do not apply to (a) the investment of cash collateral received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to these limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-----------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                            Position(s)  Trustee/                                                  Funds
Name, Address (1)           Held with    Officer       Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz         Trustee      2001          Professor of Law, Emeritus, Boston          30
Born:  1931                                            University School of Law (as of 1996);
                                                       Director, Brookline Bancorp.

-----------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.     Trustee      2001          Chairman, President and Chief Executive     30
Born:  1935                                            Officer, Brookline Bancorp. (lending)
                                                       (since 1972); Trustee, Northeastern
                                                       University (education); Chairman and
                                                       Director, Lumber Insurance Co. (insurance)
                                                       (until 2000); Chairman and Director,
                                                       Northeast Retirement Services, Inc.
                                                       (retirement administration) (since 1998).

-----------------------------------------------------------------------------------------------------------------
William J. Cosgrove         Trustee      2001          Vice President, Senior Banker and Senior    30
Born:  1933                                            Credit Officer, Citibank, N.A. (retired
                                                       1991); Executive Vice President, Citadel
                                                       Group Representatives, Inc.;  Director,
                                                       Hudson City Bancorp; Trustee, Scholarship
                                                       Fund for Inner City Children (since 1986).

-----------------------------------------------------------------------------------------------------------------
Richard A. Farrell          Trustee      2001          President, Farrell, Healer & Co., Inc.,     30
Born:  1932                                            (venture capital management firm)(since
                                                       1980) and General Partner of the Venture
                                                       Capital Fund of NE (since 1980); Prior
                                                       to 1980, headed the venture capital
                                                       group at Bank of Boston Corporation.

-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                            Position(s)  Trustee/                                                  Funds
Name, Address (1)           Held with    Officer       Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Gail D. Fosler              Trustee      2001          Senior Vice President and Chief Economist,  30
Born:  1947                                            The Conference Board (non-profit economic
                                                       and business research)(since 1989);
                                                       Director, Unisys Corp. (since 1993);
                                                       Director, H.B. Fuller Company (since 1992)
                                                       and DBS Holdings (Singapore) (banking
                                                       and financial services)(since 1999);
                                                       Director, National Bureau of Economic
                                                       Research (academic)(since 1989);
                                                       Director, Baxter International
                                                       (medical health care) (since 2001).

-----------------------------------------------------------------------------------------------------------------
William F. Glavin           Trustee      2001          President Emeritus, Babson College (as of   30
Born:  1932                                            1998); Vice Chairman, Xerox Corporation
                                                       (until 1989); Director, Reebok, Inc.
                                                       (since 1994) and Inco Ltd.

-----------------------------------------------------------------------------------------------------------------
John A. Moore               Trustee      2001          President and Chief Executive Officer,      36
Born:  1939                                            Institute for Evaluating Health Risks,
                                                       (nonprofit institution) (until 2001);
                                                       Senior Scientist, Sciences
                                                       International (health  research)(since
                                                       1998); Principal, Hollyhouse
                                                       (consulting)(since 2000); Director,
                                                       CIIT(nonprofit research) (since 2002).

-----------------------------------------------------------------------------------------------------------------
Patti McGill Peterson       Trustee      2001          Executive Director, Council for             36
Born:  1943                                            International Exchange of Scholars
                                                       (since 1998); Vice President, Institute of
                                                       International Education (since 1998);
                                                       Senior Fellow, Cornell Institute of
                                                       Public Affairs, Cornell University
                                                       (until 1997); President Emerita of
                                                       Wells College and St. Lawrence
                                                       University; Director, Niagara
                                                       Mohawk Power Corporation (electric
                                                       utility).

-----------------------------------------------------------------------------------------------------------------
John W. Pratt               Trustee      2001          Professor of Business Administration        30
Born:  1931                                            Emeritus,  Harvard University Graduate
                                                       School of Business Administration (as of
                                                       1998).
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                            Position(s)  Trustee/                                                  Funds
Name, Address (1)           Held with    Officer       Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)        Trustee      2001          Executive Vice President and Chief          66
Born:  1948                                            Investment Officer, John Hancock Financial
                                                       Services, Inc.; Director, Executive Vice
                                                       President and Chief Investment Officer,
                                                       John Hancock Life Insurance Company;
                                                       Chairman of the Committee of Finance of
                                                       John Hancock Life Insurance Company;
                                                       Director, John Hancock Subsidiaries, LLC,
                                                       Hancock Natural Resource Group,
                                                       Independence Investment LLC, Independence
                                                       Fixed Income LLC, John Hancock Advisers,
                                                       LLC (the "Adviser") and The Berkeley
                                                       Financial Group, LLC ("The Berkeley
                                                       Group"), John Hancock Funds, LLC ("John
                                                       Hancock Funds"), Massachusetts Business
                                                       Development Corporation; Director, John
                                                       Hancock Insurance Agency, Inc. ("Insurance
                                                       Agency, Inc.") (until 1999) and John
                                                       Hancock Signature Services, Inc.
                                                       ("Signature Services") (until 1997).

-----------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)         Trustee,     2001          Executive Vice President, John Hancock      66
Born:  1955                 Chairman,                  Financial Services, Inc., John Hancock
                            President                  Life Insurance Company; Chairman,
                            and Chief                  Director, President and Chief Executive
                            Executive                  Officer, the Advisers and The Berkeley
                            Officer                    Group; Chairman, Director and Chief
                                                       Executive Officer, John Hancock Funds,
                                                       Chairman, Director and President,
                                                       Insurance Agency, Inc.; Chairman, Director
                                                       and Chief Executive Officer, Sovereign
                                                       Asset Management Corporation ("SAMCorp.");
                                                       Director, Independence Investment LLC,
                                                       Independence Fixed Income LLC and
                                                       Signature Services; Senior Vice President,
                                                       MassMutual Insurance Co. (until 1999);
                                                       Senior Vice President, Connecticut Mutual
                                                       Insurance Co. (until 1996).
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   John
                                                                                                   Hancock
                            Position(s)  Trustee/                                                  Funds
Name, Address (1)           Held with    Officer       Principal Occupation(s) and other           Overseen by
And Age                     Fund         since(2)      Directorships During Past 5 Years           Trustee
-----------------------------------------------------------------------------------------------------------------
Principal Officers
who are not Trustees
-----------------------------------------------------------------------------------------------------------------
William L. Braman          Executive     2001          Executive Vice President and Chief
Born:  1953                Vice                        Investment Officer, the Adviser and each
                           President                   of the John Hancock funds; Director,
                           and Chief                   SAMCorp., Executive Vice President and
                           Investment                  Chief Investment Officer, Baring Asset
                           Officer                     Management, London U.K. (until 2000).

-----------------------------------------------------------------------------------------------------------------
Richard A. Brown           Senior Vice   2001          Senior Vice President, Chief Financial
Born:  1949                President                   Officer and Treasurer, the Adviser, John
                           and Chief                   Hancock Funds, and The Berkeley Group;
                           Financial                   Second Vice President and Senior Associate
                           Officer                     Controller, Corporate Tax Department, John
                                                       Hancock Financial Services, Inc. (until
                                                       2001).

-----------------------------------------------------------------------------------------------------------------
Thomas H. Connors          Vice          2001          Vice President and Compliance Officer, the
Born:  1959                President                   Adviser and each of the John Hancock
                           and                         funds; Vice President, John Hancock Funds.
                           Compliance
                           Officer

-----------------------------------------------------------------------------------------------------------------
William H. King            Vice          2001          Vice President and Assistant Treasurer,
Born:  1952                President                   the Adviser; Vice President and Treasurer
                           and                         of each of the John Hancock funds;
                           Treasurer                   Assistant Treasurer of each of the John
                                                       Hancock funds (until 2001).

-----------------------------------------------------------------------------------------------------------------
Susan S. Newton            Senior Vice   2001          Senior Vice President, Secretary and Chief
Born:  1950                President,                  Legal Officer, SAMCorp., the Adviser and
                           Secretary                   each of the John Hancock funds, John
                           and Chief                   Hancock Funds and The Berkeley Group; Vice
                           Legal Officer               President, Signature Services (until
                                                       2000), Director, Senior Vice President and
                                                       Secretary, NM Capital.
-----------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of
                                     Dollar Range of Fund            holdings in John Hancock funds
Name of Trustee                      Shares Owned by Trustee         overseen by Trustee
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  None                            $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Gail D. Fosler                       None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        None
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      None                            Over $100,000
-----------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.


                                                         Total Compensation
                                  Aggregate              From the Fund and John
                                  Compensation from      Hancock Fund Complex
Independent Trustees              the Fund (1)           to Trustees (2)
--------------------              ------------           ---------------

Dennis J. Aronowitz               $ 1                    $ 75,000
Richard P. Chapman*                 1                      78,100
William J. Cosgrove*                1                      72,000
Richard A. Farrell                  1                      72,000
Gail D. Fosler                      1                      75,000
William F. Glavin*                  1                      72,000
Dr. John A. Moore*                  1                      75,100
Patti McGill Peterson               1                      72,000
John Pratt                          1                      72,000
-----                             ---                    --------
Total                             $ 9                    $663,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustees serving on thirty funds.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan"). All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2002 officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund:


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee which is based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                             Annual Rate
------------------------                             -----------
First $500,000,000                                      0.90%
Next $500,000,000                                       0.85%
Amount over $1,000,000,000                              0.80%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the period from June 1, 2001 to October 31, 2001, advisory fees payable to the Fund's adviser amounted to $9,196. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the period from June 1, 2001 to October 31, 2001, advisory fees actually payable to the Fund amounted to $0.


The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.


The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from June 1, 2001 to October 31, 2001, the Fund paid the Adviser $213 for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.

John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

There were no underwriting commission for sales of the Fund's Class A shares or Class C shares.


The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2001 an aggregate of $ 0of distribution expenses or % of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $ 0 distribution expense or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses with in connection with their services.

                                  Expense Items
                                  -------------

                          Printing and                              Interest,
                          Mailing of                                Carrying, or
                          Prospectuses  Compensation  Expenses of   other
                          to New        to Selling    John Hancock  Finance
             Advertising  Shareholders  Brokers       Funds         Charges
             -----------  ------------  -------       -----         -------

Class A      --           --            --            $3,004        --
Class B      --           --            --                89        $13
Class C      --           --            --               102        --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                        Broker receives          Brokers receives
                                Sales charge            maximum                  12-1 service        Total broker
                                paid by investors       reallowance              fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------    ---------------     ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%               1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%               0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%               0.25% (2)

                                                        Broker receives          Broker receives
                                                        maximum                  12b-1 service fee   Total broker
                                                        reallowance              (% of net           compensation (1)
Class B investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------

All amounts                     --                      3.75%                    0.25%               4.00%

                                                        Broker receives          Broker receives
                                                        maximum                  12b-1 service fee   Total broker
                                                        reallowance              (% of net           compensation (1)
Class C investments                                     (% of offering price)    investment) (3)     (% of offering price)
-------------------                                     ---------------------    ---------------     ---------------------

Over $1,000,000 or amounts
purchased at NAV                --                      0.75%                    0.25%               1.00%
All other amounts               1.00%                   1.75%                    0.25%               2.00%

(1) Broker percentages and 12b-1service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                 CDSC Rate
      ---------------                                 ---------

      $1 to $4,999,999                                 1.00%
      Next $5 million to $9,999,999                    0.50%
      Amounts of $10 million and over                  0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)      $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
      oMinus proceeds of 10 shares not subject to CDSC (dividend
       reinvestment)                                                   (120.00)
                                                                       -------
      oAmount subject to CDSC                                          $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.


----------------------------------------------------------------------------------------------------------------
Type of              401 (a) Plan       403 (b)          457            IRA, IRA           Non-
Distribution         (401 (k), MPP,                                     Rollover           retirement
                     PSP) 457 &
                     408 (SEPs &
                     Simple IRAs)
----------------------------------------------------------------------------------------------------------------
Death or             Waived             Waived           Waived         Waived             Waived
Disability
----------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived           Waived         Waived for         12% of account
                                                                        required minimum   value annually in
                                                                        distributions* or  periodic payments
                                                                        12% of account
                                                                        value annually in
                                                                        periodic
                                                                        payments.
----------------------------------------------------------------------------------------------------------------
Between 59 1/2       Waived             Waived           Waived         Waived for Life    12% of account
and 70 1/2                                                              Expectancy or 12%  value annually in
                                                                        of account value   periodic payments
                                                                        annually in
                                                                        periodic payments.
----------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived for         Waived for       Waived for     Waived for         12% of account
(Class B and         annuity payments   annuity          annuity        annuity payments   value annually in
Class C only)        (72t) or 12% of    payments (72t)   payments       (72t) or 12% of    periodic payments
                     account value      or 12% of        (72t) or 12%   account value
                     annually in        account value    of account     annually in
                     periodic           annually in      value          periodic
                     payments.          periodic         annually in    payments.
                                        payments.        periodic
                                                         payments.
----------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived           N/A            N/A                N/A
----------------------------------------------------------------------------------------------------------------
Termination of       Not Waived         Not Waived       Not Waived     Not Waived         N/A
Plan
----------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived           Waived         N/A                N/A
----------------------------------------------------------------------------------------------------------------
Qualified            Waived             Waived           Waived         N/A                N/A
Domestic
Relations
Orders
----------------------------------------------------------------------------------------------------------------
Termination of       Waived             Waived           Waived         N/A                N/A
Employment
Before Normal
Retirement Age
----------------------------------------------------------------------------------------------------------------
Return of            Waived             Waived           Waived         Waived             N/A
Excess
----------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the

Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $558,949 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the cumulative total returns before taxes of the Class A shares of the Fund and since inception on June 1, 2001 was -34.09%.

As of October 31, 2001, the cumulative total returns before taxes of the Class B shares of the Fund and since inception on June 1, 2001 was -34.26%.

As of October 31, 2001, the cumulative total returns before taxes of the Class C shares of the Fund and since inception on June 1, 2001 was -32.17%.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
       P=   a hypothetical initial payment of $1,000.
       T=   average annual total return
       n=   number of years
     ERV=   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
       P=   a hypothetical initial payment of $1,000.
       T=   average annual total return (after taxes on distributions)
       n=   number of years
  ATV(D)=   ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
       P=       a hypothetical initial investment of $1,000.
       T=       average annual total return (after taxes on distributions and redemption)
       n=       number of years
 ATV(DR)=       ending value of a hypothetical $1,000 payment made at the
                beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A or Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)
Where:

      a =  dividends and interest earned during the period.
      b =  net expenses accrued during the period.
      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2001, the Fund paid $5,706 in negotiated brokerage commissions.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the period from June 1, 2001 to October 31, 2001, the Fund directed commissions in the amount of $252 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) "Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the period from June 1, 2001 to October 31, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $20.00 per shareholder account, for Class B shares of $22.50 per shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENT

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Communications Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Communications Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the two years ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                         JOHN HANCOCK BIOTECHNOLOGY FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Biotechnology Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus. (the "Prospectus"). The Fund is a non-diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                          Page


Organization of the Fund ..............................................       2
Investment Objective and Policies .....................................       2
Investment Restrictions ...............................................      14
Those Responsible for Management ......................................      16
Investment Advisory and Other Services ................................      24
Distribution Contracts ................................................      27
Sales Compensation ....................................................      29
Net Asset Value .......................................................      31
Initial Sales Charge on Class A and Class C Shares ....................      31
Deferred Sales Charge on Class B and Class C Shares ...................      34
Special Redemptions ...................................................      38
Additional Services and Programs ......................................      38
Purchase and Redemptions through Third Parties ........................      40
Description of the Fund's Shares ......................................      40
Tax Status ............................................................      41
Calculation of Performance ............................................      46
Brokerage Allocation ..................................................      48
Transfer Agent  Services ..............................................      50
Custody of Portfolio ..................................................      51
Independent Auditors ..................................................      51
Appendix A- Description of Investment Risk ............................     A-1
Appendix B-Description of Bond Ratings ................................     B-1
Financial Statements ..................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in securities of U.S. and foreign biotechnology companies. These are companies that are principally engaged in the research, development and manufacture of various biotechnological products, services and processes. These may include companies involved with applications and developments in areas such as human health care, pharmaceuticals, medical/surgical, biochemistry, and agriculture. They may also include companies that manufacture biotechnological and biomedical products, including devices and instruments; companies that provide biotechnological services or processes; and companies involved in areas such as genomics, genetic engineering, and gene therapy. The Fund may also invest in companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology. Because the Fund is non-diversified, it may invest more than 5% of its total assets in the securities of individual companies. (See "Non-Diversification" below.)

The Fund may invest in certain higher-risk securities that are not publicly offered or traded, called restricted securities. The Fund may also invest in preferred stocks and other types of equities and may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's policy of investing at least 80% of its Assets in biotechnology companies, "Assets" means net assets, plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Adviser considers an issuer to be principally engaged in a business activity if: (i) in its most recent fiscal year, the issuer derived at least 50% of its revenues or earnings from the business activity, or devoted at least 50% of its assets to such activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity.

Risks of Biotechnology Companies: Since the Fund's investments will be concentrated in the biotechnology sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most biotechnology companies are subject to extensive governmental regulation, which limits their activities and may affect ability to earn a profit from a given line of business. The biotechnology industry will be affected by regulatory approval for new drugs and medical products. Biotechnology companies may also be significantly affected by factors such as intense competition, product liability, patent considerations, rapid technological change and obsolescence.

Smaller Capitalization Companies. Many biotechnology companies are smaller companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 5% of assets in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P").

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the biotechnology industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
      (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.    Invest more than 15% of its net assets in securities which are illiquid.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble- denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                         Number
                                                                                                         of
                                                                                                         John
                                                                                                         Hancock
                                                                                                         Funds
                             Position(s)   Trustee/                                                      Overseen
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                 by
And Age                      Fund          since(2)    Directorships During Past 5 Years                 Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       2001        Professor of Law, Emeritus, Boston University     30
Born:  1931                                            School of Law (as of 1996); Director, Brookline
                                                       Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       2001        Chairman, President and Chief Executive           30
Born:  1935                                            Officer, Brookline Bancorp. (lending) (since
                                                       1972); Trustee, Northeastern University
                                                       (education); Chairman and Director, Lumber
                                                       Insurance Co. (insurance) (until 2000);
                                                       Chairman and Director, Northeast Retirement
                                                       Services, Inc. (retirement administration)
                                                       (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       2001        Vice President, Senior Banker and Senior Credit   30
Born:  1933                                            Officer, Citibank, N.A. (retired 1991);
                                                       Executive Vice President, Citadel Group
                                                       Representatives, Inc.;  Director, Hudson City
                                                       Bancorp; Trustee, Scholarship Fund for Inner
                                                       City Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       2001        President, Farrell, Healer & Co., Inc.,           30
Born:  1932                                            (venture capital management firm)(since
                                                       1980) and General Partner of the Venture
                                                       Capital Fund of NE (since 1980); Prior
                                                       to 1980, headed the venture capital
                                                       group at Bank of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number
                                                                                                       of
                                                                                                       John
                                                                                                       Hancock
                                                                                                       Funds
                           Position(s)   Trustee/                                                      Overseen
Name, Address (1)          Held with     Officer     Principal Occupation(s) and other                 by
And Age                    Fund          since(2)    Directorships During Past 5 Years                 Trustee
---------------------------------------------------------------------------------------------------------------------
Gail D. Fosler             Trustee       2001        Senior Vice President and Chief Economist,        30
Born:  1947                                          The Conference Board (non-profit economic
                                                     and business research)(since 1989); Director,
                                                     Unisys Corp. (since 1993); Director, H.B.
                                                     Fuller Company (since 1992) and DBS Holdings
                                                     (Singapore) (banking and financial
                                                     services)(since 1999); Director, National
                                                     Bureau of Economic Research (academic)(since
                                                     1989); Director, Baxter International
                                                     (medical health care) (since 2001).

---------------------------------------------------------------------------------------------------------------------
William F. Glavin          Trustee       2001        President Emeritus, Babson College (as of 1998);  30
Born:  1932                                          Vice Chairman, Xerox Corporation (until 1989);
                                                     Director, Reebok, Inc. (since 1994) and Inco Ltd.

---------------------------------------------------------------------------------------------------------------------
John A. Moore              Trustee       2001        President and Chief Executive Officer, Institute  36
Born:  1939                                          for Evaluating Health Risks, (nonprofit
                                                     institution) (until 2001); Senior Scientist,
                                                     Sciences International (health research)(since
                                                     1998); Principal, Hollyhouse (consulting)(since
                                                     2000); Director, CIIT(nonprofit research) (since
                                                     2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson      Trustee       2001        Executive Director, Council for International     36
Born:  1943                                          Exchange of Scholars (since 1998); Vice
                                                     President, Institute of International
                                                     Education (since 1998); Senior Fellow,
                                                     Cornell Institute of Public Affairs, Cornell
                                                     University (until 1997); President Emerita
                                                     of Wells College and St. Lawrence
                                                     University; Director, Niagara Mohawk Power
                                                     Corporation (electric utility).

---------------------------------------------------------------------------------------------------------------------
John W. Pratt              Trustee       2001        Professor of Business Administration Emeritus,    30
Born:  1931                                          Harvard University Graduate School of Business
                                                     Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number
                                                                                                       of
                                                                                                       John
                                                                                                       Hancock
                                                                                                       Funds
                           Position(s)   Trustee/                                                      Overseen
Name, Address (1)          Held with     Officer     Principal Occupation(s) and other                 by
And Age                    Fund          since(2)    Directorships During Past 5 Years                 Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001        Executive Vice President and Chief Investment     66
Born:  1948                                          Officer, John Hancock Financial Services,
                                                     Inc.; Director, Executive Vice President and
                                                     Chief Investment Officer, John Hancock Life
                                                     Insurance Company; Chairman of the
                                                     Committee of Finance of John Hancock Life
                                                     Insurance Company; Director, John Hancock
                                                     Subsidiaries, LLC, Hancock Natural Resource
                                                     Group, Independence Investment LLC,
                                                     Independence Fixed Income LLC, John Hancock
                                                     Advisers, LLC (the "Adviser") and The
                                                     Berkeley Financial Group, LLC ("The
                                                     Berkeley Group"), John Hancock Funds, LLC
                                                     ("John Hancock Funds"), Massachusetts
                                                     Business Development Corporation;
                                                     Director, John Hancock Insurance Agency, Inc.
                                                     ("Insurance Agency, Inc.") (until 1999) and
                                                     John Hancock Signature Services, Inc.
                                                     ("Signature Services") (until 1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2001        Executive Vice President, John Hancock            66
Born:  1955                Chairman,                 Financial Services, Inc., John Hancock Life
                           President                 Insurance Company; Chairman, Director,
                           and Chief                 President and Chief Executive Officer, the
                           Executive                 Advisers and The Berkeley Group; Chairman,
                           Officer                   Director and Chief Executive Officer, John
                                                     Hancock Funds, Chairman, Director and
                                                     President, Insurance Agency, Inc.; Chairman,
                                                     Director and Chief Executive Officer, Sovereign
                                                     Asset Management Corporation ("SAMCorp.");
                                                     Director, Independence Investment LLC,
                                                     Independence Fixed Income LLC and Signature
                                                     Services; Senior Vice President, MassMutual
                                                     Insurance Co. (until 1999); Senior Vice
                                                     President, Connecticut Mutual Insurance Co.
                                                     (until 1996).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                          Number
                                                                                                          of
                                                                                                          John
                                                                                                          Hancock
                                                                                                          Funds
                            Position(s)    Trustee/                                                       Overseen
Name, Address (1)           Held with      Officer      Principal Occupation(s) and other                 by
And Age                     Fund           since(2)     Directorships During Past 5 Years                 Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2001        Executive Vice President and Chief
Born:  1953                 Vice                       Investment Officer, the Adviser and each
                            President                  of the John Hancock funds; Director,
                            and Chief                  SAMCorp., Executive Vice President and
                            Investment                 Chief Investment Officer, Baring Asset
                            Officer                    Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2001        Senior Vice President, Chief Financial
Born:  1949                 President                  Officer and Treasurer, the Adviser, John
                            and Chief                  Hancock Funds, and The Berkeley Group;
                            Financial                  Second Vice President and Senior Associate
                            Officer                    Controller, Corporate Tax Department, John
                                                       Hancock Financial Services, Inc. (until
                                                       2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           2001        Vice President and Compliance Officer, the
Born:  1959                 President                  Adviser and each of the John Hancock
                            and                        funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

---------------------------------------------------------------------------------------------------------------------
William H. King             Vice           2001        Vice President and Assistant Treasurer,
Born:  1952                 President                  the Adviser; Vice President and Treasurer
                            and                        of each of the John Hancock funds;
                            Treasurer                  Assistant Treasurer of each of the John
                                                       Hancock funds (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    2001        Senior Vice President, Secretary and Chief
Born:  1950                 President,                 Legal Officer, SAMCorp., the Adviser and
                            Secretary                  each of the John Hancock funds, John
                            and Chief                  Hancock Funds and The Berkeley Group; Vice
                            Legal Officer              President, Signature Services (until
                                                       2000), Director, Senior Vice President and
                                                       Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                         Number
                                                                                                         of
                                                                                                         John
                                                                                                         Hancock
                                                                                                         Funds
                             Position(s)   Advisory                                                      Overseen
Name, Address (1)            Held with     Board       Principal Occupation(s) and other                 by
And Age                      Fund          Since(2)    Directorships During Past 5 Years                 Trustee
---------------------------------------------------------------------------------------------------------------------
Advisory Board
---------------------------------------------------------------------------------------------------------------------
Mark S. Klempner, MD         Advisory      2001        Assistant Provost for Research, Vice
Born:  1949                  Board                     Chairman for Research-Department of
                                                       Medicine, and Professor of Medicine
                                                       since 2001 with the Boston University
                                                       Medical Campus, Boston University
                                                       School of Medicine; Vice Chairman for
                                                       Scientific Affairs, Professor of
                                                       Medicine, physician and scientist at New
                                                       England Medical Center Hospital-Tufts
                                                       University School of Medicine (until
                                                       2001).

---------------------------------------------------------------------------------------------------------------------
Deeb Salem, MD               Advisory      2001        Chief Medical Officer and Professor of
Born:  1944                  Board                     Medicine with the New England Medical
                                                       Center Hospitals-Tufts University School
                                                       of Medicine.

---------------------------------------------------------------------------------------------------------------------
Martin A. Samuels MD         Advisory      2001        Chief of Neurology with Brigham and
Born:  1945                  Board                     Woman's Hospitals.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees, officers and advisory board members is 101 Huntington Avenue, Boston, Massachusetts 02119.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

Effective March 1, 2001, the Trustees appointed an advisory board to provide information on developments in the biotechnology sector to investment officers of the Fund. The advisory board has provided information of a general medical and scientific nature to investment officers of the John Hancock Health Sciences Fund, another Series of the Trust, since June 16, 1992. The members of the advisory board are distinct from the Board of Trustees, hold office at the pleasure of the Trustees, are persons with scientific and medical expertise who do not serve the Fund in any other capacity, and are persons who have no power to determine what securities are purchased or sold. Each member of the advisory board is paid an annual retainer of $10,000, which will be allocated to John Hancock Biotechnology Fund and John Hancock Health Sciences Fund and paid proportionately based on each Fund's assets.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

--------------------------------------------------------------------------------
                                                  Aggregate Dollar Range of
                         Dollar Range of Fund     holdings in John Hancock funds
Name of Trustee          Shares Owned by Trustee  overseen by Trustee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
Dennis S. Aronowitz      None                     $50,001-$100,000
--------------------------------------------------------------------------------
Richard P. Chapman, Jr.  None                     Over $100,000
--------------------------------------------------------------------------------
William J. Cosgrove      None                     Over $100,000
--------------------------------------------------------------------------------
Richard A. Farrell       $1-$10,000               Over $100,000
--------------------------------------------------------------------------------
Gail D. Fosler           None                     $10,001-$50,000
--------------------------------------------------------------------------------
William F. Glavin        None                     $10,001-$50,000
--------------------------------------------------------------------------------
Dr. John A. Moore        None                     Over $100,000
--------------------------------------------------------------------------------
Patti McGill Peterson    None                     Over $100,000
--------------------------------------------------------------------------------
John W. Pratt            None                     Over $100,000
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio         None                     Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford          $1-$10,000               Over $100,000
--------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                      Total Compensation
                         Aggregate                    From the Fund and John
                         Compensation from            Hancock Fund Complex
Independent Trustees     the Fund (1)                 to Trustees (2)
--------------------     ------------                 ---------------

Dennis J. Aronowitz      $ 5                          $ 75,000
Richard P. Chapman*        6                            78,100
William J. Cosgrove*       5                            72,000
Richard A. Farrell         5                            72,000
Gail D. Fosler             5                            75,000
William F. Glavin*         4                            72,000
Dr. John A. Moore*         5                            75,100
Patti McGill Peterson      4                            72,000
John Pratt                 4                            72,000
                         ---                          --------
Total                    $43                          $663,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustee serving on thirty funds.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2002, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

                                                                    Percentage of Outstanding
Name and Address of Shareholder                 Class of Shares     Shares of Class of Fund
-------------------------------                 ---------------     -----------------------

John Hancock Advisers, LLC                             A            39.86%
101 Huntington Avenue
Boston, MA.  02199-7603

MLPF&S For The Sole Benefit of Its Customers           B            12.09%
Attn: Fund Administration 970F7
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit of Its Customers           C            11.63%
Attn: Fund Administration 970F7
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                       Annual Rate
------------------------                       -----------
First $500,000,000                               0.90%
Next $500,000,000                                0.85%
Amount over $1,000,000,000                       0.80%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the period from March 1, 2001 to October 31, 2001, advisory fees payable to the Fund's adviser amounted to $44,158. However, a portion of such fees were not imposed pursuant to the voluntary fee reduction and expense limitation agreement then in effect. For the period from March 1, 2001 to October 31, 2001, advisory fees actually payable to the Fund amounted to $0.


The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser. The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.


The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from March 1, 2001 to October 31, 2001, the Fund paid the Adviser $1,011 for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the period from June 1, 2001 to October 31, 2001 was $65,856. Of such amount, $4,793, was retained by John Hancock Funds for the fiscal years ended October 31, 2001. Total underwriting commissions for sales of the Fund's Class C shares for the period from June 1, 2001 to October 31, 2001 was $25,662. Of such amount, $0, was retained by John Hancock Funds for the fiscal years ended October 31, 2001. Of such amount, no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2001 an aggregate of $33,166 of distribution expenses or 1.67% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $20,842 distribution expense or 2.41% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charge or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


                                  Expense Items
                                  -------------

                        Printing and                                Interest,
                        Mailing of                                  Carrying, or
                        Prospectuses   Compensation  Expenses of    other
                        to New         to Selling    John Hancock   Finance
          Advertising   Shareholders   Brokers       Funds          Charges
          -----------   ------------   -------       -----          -------

Class A   $1,834        $675           --            $6,484         --
Class B   $3,237        $100           $211          $8,955         $809
Class C   $1,279        $6             --            $4,491         --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                            Broker receives         Broker receives
                                   Sales charge             maximum                 12b-1 service fee      Total broker
                                   paid by investors        reallowance             (% of net              compensation (1)
Class A investments                (% of offering price)    (% of offering price)   investment)(3)         (% of offering price)
-------------------                ---------------------    ---------------------   --------------         ---------------------

Up to $49,999                      5.00%                    4.01%                   0.25%                  4.25%
$50,000 - $99,999                  4.50%                    3.51%                   0.25%                  3.75%
$100,000 - $249,999                3.50%                    2.61%                   0.25%                  2.85%
$250,000 - $499,999                2.50%                    1.86%                   0.25%                  2.10%
$500,000 - $999,999                2.00%                    1.36%                   0.25%                  1.60%

Investments of Class A
shares of $1 million or
more (4)
--------

First $1M - $4,999,999             --                       0.75%                   0.25%                  1.00%
Next $1 - $5M above that           --                       0.25%                   0.25%                  0.50% (2)
Next $1 or more above that         --                       0.00%                   0.25%                  0.25% (2)

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee      Total broker
                                                            reallowance             (% of net              compensation (1)
Class B investments                                         (% of offering price)   investment)(3)         (% of offering price)
-------------------                                         ---------------------   --------------         ---------------------

All amounts                        --                       3.75%                   0.25%                  4.00%

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee      Total broker
                                                            reallowance             (% of net              compensation (1)
Class C investments                                         (% of offering price)   investment)(3)         (% of offering price)
-------------------                                         ---------------------   --------------         ---------------------

Over $1,000,000 or amounts
purchased at NAV                   --                       0.75%                   0.25%                  1.00%
All other amounts                  1.00%                    1.75%                   0.25%                  2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                       CDSC Rate
      ---------------                                       ---------

      $1 to $4,999,999                                      1.00%
      Next $5 million to $9,999,999                         0.50%
      Amounts of $10 million and over                       0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)      $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
      oMinus proceeds of 10 shares not subject to CDSC (dividend
       reinvestment)                                                   (120.00)
                                                                       -------
      oAmount subject to CDSC                                          $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k), MPP,                                       Rollover          retirement
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and            annuity           annuity           annuity          annuity           value annually
Class C only)           payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic

Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $139,642 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the average annual total returns before taxes of the Class A shares of the Fund and since the commencement of operations on March 1, 2001 was -9.88%.

As of October 31, 2001, the average annual total returns before taxes of the Class B shares of the Fund and since the commencement of operations on March 1, 2001 was -10.32%.

As of October 31, 2001, the average annual total returns before taxes of the Class C shares of the Fund and since the commencement of operations on March 1, 2001 was -7.47%.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
        P=    a hypothetical initial payment of $1,000.
        T=    average annual total return
        n=    number of years
      ERV=    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P=   a hypothetical initial payment of $1,000.
         T=   average annual total return (after taxes on distributions)
         n=   number of years
    ATV(D)=   ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P=   a hypothetical initial payment of $1,000.
         T=   average annual total return (after taxes on distributions and redemption)
         n=   number of years
     ATVDR=   ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                    Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

         a =  dividends and interest earned during the period.
         b =  net expenses accrued during the period.
         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the period from March 1, 2001 to October 31, 2001, the Fund paid $4,530 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) "Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the period from March 1, 2001 to October 31, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $20.00 per shareholder account, for Class B shares of $22.50 per shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENT

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Biotechnology Fund (file nos. 811-4932 and 33-10722).


John Hancock World Fund
  John Hancock Biotechnology Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the two years ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                        JOHN HANCOCK EUROPEAN EQUITY FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock European Equity Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page


Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................12
Those Responsible for Management..............................................15
Investment Advisory and Other Services........................................21
Distribution Contracts........................................................25
Sales Compensation ...........................................................27
Net Asset Value...............................................................29
Initial Sales Charge on Class A and Class C Shares............................29
Deferred Sales Charge on Class B  and Class C Shares..........................32
Special Redemptions...........................................................36
Additional Services and Programs..............................................36
Purchases and Redemptions through Third Parties...............................36
Description of the Fund's Shares..............................................38
Tax Status....................................................................38
Calculation of Performance....................................................44
Brokerage Allocation..........................................................46
Transfer Agent Services.......................................................49
Custody of Portfolio..........................................................49
Independent Auditors..........................................................49
Appendix A - Description of Investment Risk .................................A-1
Appendix B - Description of Bond and Commercial Paper Ratings................B-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end, investment management company organized as a Massachusetts business trust on August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


The Fund's Sub-Adviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Sub-Adviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth capital. The Fund will seek to accomplish this objective through investment in a diversified portfolio of European equity securities. These issuers ("European Issuers") will consist of:

(1) companies the equity securities of which are traded principally on stock exchanges in Europe;

(2) companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in Europe; or

(3)   companies
      that are organized under the laws of European countries,

The principal European countries in which the Fund will invest are the established markets of Germany, France, England, Sweden, Denmark, Spain, Switzerland, Italy, Netherlands, Belgium, Norway, Portugal, Ireland and Finland.

Under normal circumstances, the Fund will invest at least 80% of its Assets in the equity securities of European Issuers. For this purpose, equity securities consist of common stock, warrants and securities convertible into common stock. The balance of the Fund's assets will be invested in (1) equity securities of European Issuers which trade principally on developing or "emerging" market stock exchanges and (2) investment grade debt securities (i.e., rated BBB, Baa or higher by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or, if unrated by either such service, determined to be of comparable quality by the Adviser or the Sub-Adviser) of U.S. and European companies and governments and U.S. and European bank certificates of deposit. Debt securities rated BBB or Baa and unrated securities of equivalent quality are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's capacity to pay interest and repay principal.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities of European companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Under normal circumstances, up to 20% of the Fund's its Assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. In abnormal circumstances, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.

The Fund has not established any limitations on the allocation of investments among the European countries. The portion of the Fund's assets to be allocated to each of the European countries will be determined by the Adviser and the Subadviser. In making this allocation several factors will be considered, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax consideration, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser and Sub-Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for these determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or a Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.

Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities or the currency in which they are quoted or denominated that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchanges rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed. without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund observes the following fundamental restrictions.

The Fund may not:

      1. Issue senior securities, except as permitted by paragraphs 2, 5 and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

      2. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

      3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

      4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

      8. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

            (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      1. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      2. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      3. Invest more than 15% of its net assets in illiquid securities.

      4. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer        Principal Occupation(s) and other            Overseen by
And Age                      Fund          since(2)       Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1998           Professor of Law, Emeritus, Boston           30
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1998           Chairman, President and Chief Executive      30
Born:  1935                                               Officer, Brookline Bancorp. (lending)
                                                          (since 1972); Trustee, Northeastern
                                                          University (education); Chairman and
                                                          Director, Lumber Insurance Co. (insurance)
                                                          (until 2000); Chairman and Director,
                                                          Northeast Retirement Services, Inc.
                                                          (retirement administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1998           Vice President, Senior Banker and Senior     30
Born:  1933                                               Credit Officer, Citibank, N.A. (retired
                                                          1991); Executive Vice President, Citadel
                                                          Group Representatives, Inc.;  Director,
                                                          Hudson City Bancorp; Trustee, Scholarship
                                                          Fund for Inner City Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1998           President, Farrell, Healer & Co., Inc.,      30
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Prior to
                                                          1980, headed the venture capital group at
                                                          Bank of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                                                                                                       Funds
                             Position(s)   Trustee/                                                    Overseen by
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Trustee
And Age                      Fund          since(2)    Directorships During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Gail D. Fosler               Trustee       1998        Senior Vice President and Chief Economist,      30
Born:  1947                                            The Conference Board (non-profit economic
                                                       and business research)(since 1989);
                                                       Director, Unisys Corp. (since 1993);
                                                       Director, H.B. Fuller Company (since 1992)
                                                       and DBS Holdings (Singapore) (banking and
                                                       financial services)(since 1999); Director,
                                                       National Bureau of Economic Research
                                                       (academic)(since 1989); Director, Baxter
                                                       International (medical health care) (since
                                                       2001).

---------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1998        President Emeritus, Babson College (as of       30
Born:  1932                                            1998); Vice Chairman, Xerox Corporation
                                                       (until 1989); Director, Reebok, Inc. (since
                                                       1994) and Inco Ltd.

---------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1998        President and Chief Executive Officer,          30
Born:  1939                                            Institute for Evaluating Health Risks,
                                                       (nonprofit institution) (until 2001);
                                                       Senior Scientist, Sciences International
                                                       (health research)(since 1998); Principal,
                                                       Hollyhouse (consulting)(since 2000);
                                                       Director, CIIT(nonprofit research) (since
                                                       2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1998        Executive Director, Council for International   36
Born:  1943                                            Exchange of Scholars (since 1998); Vice
                                                       President, Institute of International Education
                                                       (since 1998); Senior Fellow, Cornell Institute
                                                       of Public Affairs, Cornell University (until
                                                       1997); President Emerita of Wells College and
                                                       St. Lawrence University; Director, Niagara
                                                       Mohawk Power Corporation (electric utility).

---------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1998        Professor of Business Administration            30
Born:  1931                                            Emeritus, Harvard University Graduate School
                                                       of Business Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief Investment   66
Born:  1948                                            Officer, John Hancock Financial Services,
                                                       Inc.; Director, Executive Vice President and
                                                       Chief Investment Officer, John Hancock Life
                                                       Insurance Company; Chairman of the Committee
                                                       of Finance of John Hancock Life Insurance
                                                       Company; Director, John Hancock Subsidiaries,
                                                       LLC, Hancock Natural Resource Group,
                                                       Independence Investment LLC, Independence
                                                       Fixed Income LLC, John Hancock Advisers, LLC
                                                       (the "Adviser") and The Berkeley Financial
                                                       Group, LLC ("The Berkeley Group"), John
                                                       Hancock Funds, LLC ("John Hancock Funds"),
                                                       Massachusetts Business Development
                                                       Corporation; Director, John Hancock Insurance
                                                       Agency, Inc. ("Insurance Agency, Inc.")
                                                       (until 1999) and John Hancock Signature
                                                       Services, Inc. ("Signature Services") (until
                                                       1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000        Executive Vice President, John Hancock          66
Born:  1955                  Chairman,                 Financial Services, Inc., John Hancock Life
                             President                 Insurance Company; Chairman, Director,
                             and Chief                 President and Chief Executive Officer, the
                             Executive                 Advisers and The Berkeley Group; Chairman,
                             Officer                   Director and Chief Executive Officer, John
                                                       Hancock Funds, Chairman, Director and
                                                       President, Insurance Agency, Inc.; Chairman,
                                                       Director and Chief Executive Officer,
                                                       Sovereign Asset Management Corporation
                                                       ("SAMCorp."); Director, Independence
                                                       Investment LLC, Independence Fixed Income LLC
                                                       and Signature Services; Senior Vice
                                                       President, MassMutual Insurance Co. (until
                                                       1999); Senior Vice President, Connecticut
                                                       Mutual Insurance Co. (until 1996).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman            Executive     2000        Executive Vice President and Chief Investment
Born:  1953                  Vice                      Officer, the Adviser and each of the John
                             President                 Hancock funds; Director, SAMCorp., Executive
                             and Chief                 Vice President and Chief Investment Officer,
                             Investment                Baring Asset Management, London U.K. (until
                             Officer                   2000).

---------------------------------------------------------------------------------------------------------------------

Richard A. Brown             Senior Vice   2000        Senior Vice President, Chief Financial
Born:  1949                  President                 Officer and Treasurer, the Adviser, John
                             and Chief                 Hancock Funds, and The Berkeley Group;
                             Financial                 Second Vice President and Senior Associate
                             Officer                   Controller, Corporate Tax Department, John
                                                       Hancock Financial Services, Inc. (until 2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors            Vice          1998        Vice President and Compliance Officer, the
Born:  1959                  President                 Adviser and each of the John Hancock funds;
                             and                       Vice President, John Hancock Funds.
                             Compliance
                             Officer

---------------------------------------------------------------------------------------------------------------------
William H. King              Vice          1998        Vice President and Assistant Treasurer, the
Born:  1952                  President                 Adviser; Vice President and Treasurer of each
                             and Treasurer             of the John Hancock funds; Assistant
                                                       Treasurer of each of the John Hancock funds
                                                       (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice   1998        Senior Vice President, Secretary and Chief
Born:  1950                  President,                Legal Officer, SAMCorp., the Adviser and each
                             Secretary                 of the John Hancock funds, John Hancock Funds
                             and Chief                 and The Berkeley Group; Vice President,
                             Legal Officer             Signature Services (until 2000), Director,
                                                       Senior Vice President and Secretary, NM
                                                       Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of
                                      Dollar Range of Fund             holdings in John Hancock funds
Name of Trustee                       Shares Owned by Trustee          overseen by Trustee
-------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   $1-$10,000                       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               None                             Over $100,000
-------------------------------------------------------------------------------------------------------------
William J. Cosgrove                   None                             Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Farrell                    $10,001-$50,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Gail D. Fosler                        None                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
William F. Glavin                     None                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     None                             Over $100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
John W. Pratt                         None                             Over $100,000

-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M.DeCiccio                       None                             Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                              Aggregate             Total Compensation From
                              Compensation from     the Fund and John Hancock
Independent Trustees          the Fund (1)          Fund Complex to Trustees (2)
-------------------           ------------          ----------------------------

Dennis J. Aronowitz            $  152                    $ 75,000
Richard P. Chapman*               158                      78,000
William J. Cosgrove*              147                      72,100
Leland O. Erdahl +                 46                      18,000
Richard A. Farrell                148                      72,000
Gail D. Fosler                    151                      75,000
William F. Glavin*                147                      72,000
Dr. John A. Moore*                151                      75,000
Patti McGill Peterson             148                      72,000
John Pratt                        147                      72,000
                                  ---                      ------
Total                          $1,395                    $681,200

(1) Compensation is for the fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustee serving on thirty funds.

+ As of February 28, 2001, Mr. Erdahl resigned as Trustees of the Complex.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309 Mr. Cosgrove was $207,842 , Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2002, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

                                     Class of          Percentage of Outstanding
Name and Address of Shareholder      Shares            Shares of Class of Fund
-------------------------------      ------            -----------------------

John Hancock Advisers, Inc.             A              15.88%
101 Huntington Avenue
Boston, MA.  02199-7603

John Hancock Advisers, Inc.             A              15.88%
Credit Agricole Indosuez
101 Huntington Avenue
Boston, MA  02199-7603

Prudential Securities Inc FBO           C               8.58%
Kadlec Engieering Sep DTD
2651 Westriedge Road
Los Angeles,CA


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                          Annual Rate
------------------------                          -----------

First $500,000,000                                0.90%
Amount over $500,000,000                          0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund (excluding 12b-1 fees) to 1.60% of the Fund's average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser paid Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 0.35% of the average daily net assets of the Fund. Effective May 11, 2001, the Adviser will pay quarterly, in arrears, a fee at the annual rate of: (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.


Until December 14, 2000, the Sub-Adviser to the Fund was Indocam International Investment Services, "IIIS". IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015.

Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser was paying IIIS quarterly, in arrears, a fee at the annual rate of 0.35% of the average daily net assets of the Fund.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or the Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


The Advisory Agreement fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid the Advisers fees in the amount of $274,110, $301,771 and $198,853, respectively, prior to the expense reduction by the Advisers. After the expense reduction the Fund paid no advisory fee for the fiscal year ended 1999, 2000 and 2001.


Pursuant to their respective Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable European region funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.


The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IIIS as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Sub-Adviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid the Adviser $5,005, $6,357 and $4,300, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1999, 2000 and 2001 were $116,079, $31,625 and $14,118, respectively. Of such amounts $13,274, $5,067 and $998 were retained by John Hancock Funds for the fiscal years ended 1999, 2000 and 2001, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers. Total underwriting commissions for sales of the Fund's Class C shares for the fiscal year ended October 31, 2001 were $4,813 and $3,289, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (I) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2001, an aggregate of $592,442 of distribution expenses or 5.16% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $7,886 of distribution expenses or 1.73% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services of the Fund:

                                        Expense Items
                                        -------------

                               Printing and                                          Interest
                               Mailing of                            Expenses        Carrying
                               Prospectus         Compensation       of John         or other
                               to new             to Selling         Hancock         Finance
Shares        Advertising      Shareholders       Brokers            Funds           Charges
------        -----------      ------------       -------            -----           -------
Class A       $ 1,721          $139               $ 7,975            $20,642         --
Class B       $18,658          $308               $50,233            $45,608         $2,274
Class C       $   766          $ 30               $    25            $ 3,231         --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                Sales charge         Broker receives          Broker receives
                                paid by investors    maximum                  12b-1 service fee     Total broker
                                (% of offering       reallowance              (% of net             compensation (1)
Class A investments             price)               (% of offering price)    investment) (3)       (% of offering price)
-------------------             ------               ---------------------    ---------------       ---------------------
Up to $49,999                   5.00%                4.01%                    0.25%                 4.25%
$50,000 - $99,999               4.50%                3.51%                    0.25%                 3.75%
$100,000 - $249,999             3.50%                2.61%                    0.25%                 2.85%
$250,000 - $499,999             2.50%                1.86%                    0.25%                 2.10%
$500,000 - $999,999             2.00%                1.36%                    0.25%                 1.60%

Investments of
Class A of $1 million
or more (4)
-----------

First $1M - $4,999,999          --                   0.75%                    0.25%                 1.00%
Next $1 - $5M above that        --                   0.25%                    0.25%                 0.50% (2)
Next $1 or more above that      --                   0.00%                    0.25%                 0.25% (2)

                                                     Broker receives          Broker receives
                                                     maximum                  12b-1 service fee     Total broker
                                                     reallowance              (% of net             compensation (1)
Class B investments                                  (% of offering price)    investment) (3)       (% of offering price)
-------------------                                  ---------------------    ---------------       ---------------------

All amounts                     --                   3.75%                    0.25%                 4.00%

                                                     Broker receives          Broker receives
                                                     maximum                  12b-1service fee      Total broker
                                                     reallowance              (% of net             compensation (1) (% of
Class C investments                                  (% of offering price)    investment) (3)       offering price)
-------------------                                  ---------------------    ---------------       ---------------

purchased at NAV                --                   0.75%                    0.25%                 1.00%
All other amounts               1.00%                1.75%                    0.25%                 2.00%


(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of shares of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                         CDSC Rate
---------------                                         ---------

$1 to $4,999,999                                        1.00%
Next $5 million to $9,999,999                           0.50%
Amounts of $10 million and over                         0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. ). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and section 457 plans. An individuals non-qualified and qualified retirement plans investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (within 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per share (50 x 12)     $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
      reinvestment)                                                   (120.00)
                                                                      --------
      o Amount subject to CDSC                                        $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRA, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of              401 (a) Plan       403 (b)         457             IRA, IRA Rollover      Non-retirement
Distribution         (401 (k), MPP,
                     PSP) 457 & 408
                     (SEPs & Simple
                     IRAs)
---------------------------------------------------------------------------------------------------------------
Death or             Waived             Waived          Waived          Waived                 Waived
Disability
---------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived          Waived          Waived for required    12% of account
                                                                        minimum                value annually
                                                                        distributions*         in periodic
                                                                        or 12% of account      payments
                                                                        value annually in
                                                                        periodic payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2       Waived             Waived          Waived          Waived for Life        12% of account
and 70 1/2                                                              Expectancy or 12% of   value annually
                                                                        account value          in periodic
                                                                        annually in periodic   payments
                                                                        payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived for         Waived for      Waived for      Waived for annuity     12% of account
(Class B and         annuity payments   annuity         annuity         payments (72t) or      value annually
Class C only)        (72t) or 12% of    payments        payments        12% of account value   in periodic
                     account value      (72t) or 12%    (72t) or 12%    annually in periodic   payments
                     annually in        of account      of account      payments.
                     periodic           value           value
                     payments.          annually in     annually in
                                        periodic        periodic
                                        payments.       payments.
---------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived          N/A             N/A                    N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan  Not Waived         Not Waived      Not Waived      Not Waived             N/A
---------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived          Waived          N/A                    N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic   Waived             Waived          Waived          N/A                    N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of       Waived             Waived          Waived          N/A                    N/A
Employment Before
Normal Retirement
Age
---------------------------------------------------------------------------------------------------------------
Return of Excess     Waived             Waived          Waived          Waived                 N/A
---------------------------------------------------------------------------------------------------------------


* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund subject to certain provisions and limitations contained in the Code, if the Fund so elects, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S., Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rent, and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An elections may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Sub-Adviser and whether the Adviser and the Sub-Adviser believe it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $2,057,027 of capital loss carryforwards available to the extent provided by regulations to offset net capital gains. The Fund's carryforwards expire as follows: $821,474 on October 31, 2006, $1,234,369 on October 31, 2007 and $3,678,367 on October 31, 2009.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2001, the average annual total returns for the Fund's Class A shares for 1 year and since the commencement of operations on March 2, 1998 were -32.53% and -7.86%, respectively.

As of October 31, 2001, the average annual total returns for the Fund's Class B shares for 1 year and since the commencement of operations on June 1, 1998 were -32.97% and -11.15%, respectively.

As of October 31, 2001, the average annual total returns for the Fund's Class C shares for 1 year and since the commencement of operations on March 1, 1999 were -30.85% and -12.10%, respectively.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV


Where:
         P=     a hypothetical initial payment of $1,000.
         T=     average annual total return
         n=     number of years
       ERV=     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
    ATV(D)=       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions and redemption)
         n=       number of years
   ATV(DR)=       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and the Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser and Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in consultation with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period ended October 31, 1999, 2000 and 2001, the Fund paid negotiated brokerage commissions in the amount of $141,645, $127,569 and $89,891, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker- dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 2001, the Fund directed commissions in the amount of $6,181 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker") with the Adviser.


Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 2000 and 2001, the Fund paid $0 and $6,767 respectively to Affiliated Brokers of NACM.

Credit Agricole, the parent of Indocam International Investment Services (IIIS"), the Fund's subadviser until December 14, 2000, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 1999 and 2000, the Fund paid $2,578 and $167, respectively, in brokerage commissions to Affiliated Brokers of IIIS. During the fiscal year ended October 31, 2001, this amounted to approximately 1.18% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.61% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.


Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the Sub-Adviser, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or the Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or the Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B-DESCRIPTION OF BOND RATINGS

Moody's Bond Ratings

"Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities."

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class."

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions."

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation."

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock European Equity Fund (file nos. 811-4932 and 33-10722).


John Hancock World Fund
  John Hancock European Equity Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the year ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Pacific Basin Equities Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                Table of Contents


                                                                            Page
Organization of the Fund................................................       2
Investment Objective and Policies.......................................       2
Investment Restrictions.................................................      12
Those Responsible for Management........................................      14
Investment Advisory and Other Services..................................      21
Distribution Contracts..................................................      25
Sales Compensation......................................................      27
Net Asset Value.........................................................      30
Initial Sales Charge on Class A and Class C Shares......................      30
Deferred Sales Charge on Class B and Class C Shares.....................      33
Special Redemptions.....................................................      37
Additional Services and Programs........................................      37
Purchases and Redemptions through Third Parties.........................      39
Description of the Fund's Shares........................................      39
Tax Status..............................................................      41
Calculation of Performance..............................................      46
Brokerage Allocation....................................................      48
Transfer Agent Services.................................................      51
Custody of Portfolio....................................................      51
Independent Auditors....................................................      51
Appendix A - Description of Investment Risk ............................     A-1
Appendix B - Description of Bond and Commercial Paper Ratings ..........     B-1
Financial Statements....................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


The Fund's Sub-Adviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Sub-Adviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.


The Fund's investment objective is to achieve long-term capital appreciation. The Fund's seeks to achieve its investment objectives by investing in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin. These investments will consist of (1) securities of companies traded principally on stock exchanges in Pacific Basin countries; (2) securities of companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in Pacific Basin countries; (3) securities of companies that are organized under the laws of Pacific Basin countries, which are publicly traded on recognized securities exchanges outside these countries; and (4) securities of investment companies and trusts that invest principally in the foregoing. The Pacific Basin includes all countries bordering on the Pacific Ocean, but the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea China and Taiwan. The fund may invest in other Pacific Basin countries outside of Asia, such as Canada and the United States. The Fund may invest in other Pacific Basin countries, such as Indonesia, Malaysia, New Zealand, the Philippines and Thailand.



Under normal circumstances, the Fund will invest at least 80% of its Assets in Pacific Basin corporate common stock and other equity securities (consisting of common stock, warrants and securities convertible into common stock). The balance of the Fund's assets will be invested in (1) equity securities of issuers located in Asian countries not in the Pacific Basin (including India, Pakistan, Sri Lanka and Bangladesh) and (2) investment grade debt securities (i.e., rated BBB, Baa or higher by Standard & Poor's Ratings Group or Moody's Investors Services, Inc., or, if unrated by either such service, determined to be of comparable quality by the Adviser or a Sub-Adviser) of U.S., Japanese, Australian and New Zealand companies and governments and bank certificates of deposit. Debt securities rated BBB or Baa and unrated securities of equivalent quality are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's capacity to pay interest and repay principal.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities of companies located in the Pacific Basin, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund has not established any limitations on the allocation of investments among the Pacific Basin countries. The portion of the Fund's assets to be allocated to each of the Pacific Basin countries will be determined by the Trustees based on recommendations of the Adviser, in consultation with the Sub-Adviser. In making this allocation recommendation, the Adviser and the Sub-Adviser will consider several factors, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax considerations, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S. When the Adviser and the Sub-Adviser believe that investment conditions are unfavorable, they may recommend a temporary reduction in the proportion of assets assigned to Pacific Basin countries and investment of a higher than normal proportion in the debt and other securities described above.

Under normal circumstances, up to 20% of the Fund's Net Assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. In abnormal circumstances, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, and Securities Indices. The Fund may purchase and write
(sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, and forward foreign exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

      (2) Borrow money, except for the following extraordinary or emergency purposes (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on future contracts, securities or indices and forward commitment transactions will not constitute borrowing.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposits, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (6) Invest in commodities or commodity futures contracts, other than financial derivatives contracts. Financial derivatives include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars, swapations; and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (8) With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      (a) Purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts.

      (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (c) Invest for the purpose of exercising control over or management of any company.

      (d) Invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended. Japanese corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market prices of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer        Principal Occupation(s) and other            Overseen by
And Age                      Fund          since(2)       Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1988           Professor of Law, Emeritus, Boston           30
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1987           Chairman, President and Chief Executive      30
Born:  1935                                               Officer, Brookline Bancorp. (lending)
                                                          (since 1972); Trustee, Northeastern
                                                          University (education); Chairman and
                                                          Director, Lumber Insurance Co. (insurance)
                                                          (until 2000); Chairman and Director,
                                                          Northeast Retirement Services, Inc.
                                                          (retirement administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991           Vice President, Senior Banker and Senior     30
Born:  1933                                               Credit Officer, Citibank, N.A. (retired
                                                          1991); Executive Vice President, Citadel
                                                          Group Representatives, Inc.;  Director,
                                                          Hudson City Bancorp; Trustee, Scholarship
                                                          Fund for Inner City Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1994           President, Farrell, Healer & Co., Inc.,      30
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Prior to
                                                          1980, headed the venture capital group at
                                                          Bank of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John Hancock
                            Position(s)    Trustee/                                                      Funds
Name, Address (1)           Held with      Officer      Principal Occupation(s) and other                Overseen by
And Age                     Fund           since(2)     Directorships During Past 5 Years                Trustee
---------------------------------------------------------------------------------------------------------------------
Gail D. Fosler              Trustee        1994         Senior Vice President and Chief Economist, The   30
Born:  1947                                             Conference Board (non-profit economic and
                                                        business research)(since 1989); Director,
                                                        Unisys Corp. (since 1993); Director, H.B.
                                                        Fuller Company (since 1992) and DBS Holdings
                                                        (Singapore) (banking and financial
                                                        services)(since 1999); Director, National
                                                        Bureau of Economic Research (academic)(since
                                                        1989); Director, Baxter International (medical
                                                        health care) (since 2001).

-----------------------------------------------------------------------------------------------------------------------
William F. Glavin           Trustee        1996         President Emeritus, Babson College (as of        30
Born:  1932                                             1998); Vice Chairman, Xerox Corporation
                                                        (until 1989); Director, Reebok, Inc. (since
                                                        1994) and Inco Ltd.

-----------------------------------------------------------------------------------------------------------------------
John A. Moore               Trustee        1996         President and Chief Executive Officer,           36
Born:  1939                                             Institute for Evaluating Health Risks,
                                                        (nonprofit institution) (until 2001); Senior
                                                        Scientist, Sciences International (health
                                                        research)(since 1998); Principal, Hollyhouse
                                                        (consulting)(since 2000); Director,
                                                        CIIT(nonprofit research) (since 2002).

-----------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson       Trustee        1996         Executive Director, Council for International    36
Born:  1943                                             Exchange of Scholars (since 1998); Vice
                                                        President, Institute of International
                                                        Education (since 1998); Senior Fellow,
                                                        Cornell Institute of Public Affairs, Cornell
                                                        University (until 1997); President Emerita of
                                                        Wells College and St. Lawrence University;
                                                        Director, Niagara Mohawk Power Corporation
                                                        (electric utility).

-----------------------------------------------------------------------------------------------------------------------
John W. Pratt               Trustee        1996         Professor of Business Administration              30
Born:  1931                                             Emeritus, Harvard University Graduate School
                                                        of Business Administration (as of 1998).
-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                           Position(s)   Trustee/                                                      Funds
Name, Address (1)          Held with     Officer      Principal Occupation(s) and other                Overseen by
And Age                    Fund          since(2)     Directorships During Past 5 Years                Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001         Executive Vice President and Chief Investment    66
Born:  1948                                           Officer, John Hancock Financial Services,
                                                      Inc.; Director, Executive Vice President and
                                                      Chief Investment Officer, John Hancock Life
                                                      Insurance Company; Chairman of the Committee
                                                      of Finance of John Hancock Life Insurance
                                                      Company; Director, John Hancock Subsidiaries,
                                                      LLC, Hancock Natural Resource Group,
                                                      Independence Investment LLC, Independence
                                                      Fixed Income LLC, John Hancock Advisers, LLC
                                                      (the "Adviser") and The Berkeley Financial
                                                      Group, LLC ("The Berkeley Group"), John
                                                      Hancock Funds, LLC ("John Hancock Funds"),
                                                      Massachusetts Business Development
                                                      Corporation; Director, John Hancock Insurance
                                                      Agency, Inc. ("Insurance Agency, Inc.") (until
                                                      1999) and John Hancock Signature Services,
                                                      Inc. ("Signature Services") (until 1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2000         Executive Vice President, John Hancock           66
Born:  1955                Chairman,                  Financial Services, Inc., John Hancock Life
                           President                  Insurance Company; Chairman, Director,
                           and Chief                  President and Chief Executive Officer, the
                           Executive                  Advisers and The Berkeley Group; Chairman,
                           Officer                    Director and Chief Executive Officer, John
                                                      Hancock Funds, Chairman, Director and
                                                      President, Insurance Agency, Inc.; Chairman,
                                                      Director and Chief Executive Officer,
                                                      Sovereign Asset Management Corporation
                                                      ("SAMCorp."); Director, Independence
                                                      Investment LLC, Independence Fixed Income LLC
                                                      and Signature Services; Senior Vice President,
                                                      MassMutual Insurance Co. (until 1999); Senior
                                                      Vice President, Connecticut Mutual Insurance
                                                      Co. (until 1996).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)    Trustee/                                                   Funds
Name, Address (1)            Held with      Officer       Principal Occupation(s) and other            Overseen by
And Age                      Fund           since(2)      Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman            Executive      2000          Executive Vice President and Chief
Born:  1953                  Vice                         Investment Officer, the Adviser and each
                             President                    of the John Hancock funds; Director,
                             and Chief                    SAMCorp., Executive Vice President and
                             Investment                   Chief Investment Officer, Baring Asset
                             Officer                      Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice    2000          Senior Vice President, Chief Financial
Born:  1949                  President                    Officer and Treasurer, the Adviser, John
                             and Chief                    Hancock Funds, and The Berkeley Group;
                             Financial                    Second Vice President and Senior Associate
                             Officer                      Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors            Vice           1992          Vice President and Compliance Officer, the
Born:  1959                  President                    Adviser and each of the John Hancock
                             and                          funds; Vice President, John Hancock Funds.
                             Compliance
                             Officer

---------------------------------------------------------------------------------------------------------------------
William H. King              Vice           1992          Vice President and Assistant Treasurer, the
Born:  1952                  President                    Adviser; Vice President and Treasurer
                             and                          of each of the John Hancock funds; Assistant
                             Treasurer                    Treasurer of each of the John Hancock funds
                                                          (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice    1987          Senior Vice President, Secretary and Chief
Born:  1950                  President,                   Legal Officer, SAMCorp., the Adviser and
                             Secretary                    each of the John Hancock funds, John
                             and Chief                    Hancock Funds and The Berkeley Group; Vice
                             Legal Officer                President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                      Dollar Range of Fund Shares      in John Hancock funds overseen by
Name of Trustee                       Owned by Trustee                 Trustee
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   $1-$10,000                       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
William J. Cosgrove                   $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Farrell                    $10,001-$50,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Gail D. Fosler                        $1-$10,000                       $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
William F. Glavin                     None                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     $10,001-$50,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
John W. Pratt                         $1-$10,000                       Over $100,000

-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M.DeCiccio                       None                             Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                               Aggregate             Total Compensation From the
                               Compensation          Fund and John Hancock Fund
Independent Trustees           From the Fund(1)      Complex to Trustees(2)
--------------------           ----------------      ----------------------

Dennis S. Aronowitz            $  276                $ 75,000
Richard P. Chapman, Jr.*          286                  78,100
William J. Cosgrove*              266                  72,000
Leland O. Erdahl +                 83                  18,000
Richard A. Farrell                269                  72,000
Gail D. Fosler                    273                  75,000
William F. Glavin*                266                  72,000
Dr. John A. Moore*                273                  75,100
Patti McGill Peterson             269                  72,000
John W. Pratt                     266                  72,000
                               ------                --------
Total                          $2,527                $681,200


(1) Compensation is for the fiscal year ended October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustee serving on thirty funds.

+ As of February 28, 2001, Mr. Erdahl resigned as Trustee of the Complex.

*As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 8, 2002, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:
                                                              Percentage of
                                                              Outstanding Shares
Name and Address of Shareholder       Class of Shares         of Class of Fund
-------------------------------       ---------------         ----------------

MLPF&S For The Sole Benefit Of               B                     16.70
Its Customers
Attn: Fund Administration 97DR7
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

Salomon Smith Barney, Inc.                   C                     6.10%
00120466691
333 West 34th St - 3rd Floor
New York, NY 90069-1761

NFSC FEBO#APW-730190                         C                     6.78%
Nicholas Piper
9400 Sierra Mar Dr
Los Angeles, CA 90069-1761

Donaldson Lufkin Jenrette                    C                     8.79%
Securities Corp Inc
P.O. Box 2052
Jersey City, NJ

NFSC FEBO#EBP-209899                         C                     5.72%
Nancy A. Gruver
3913 Toltec Drive
Laramie WY


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard &

Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.


Until May 11, 2001, the Adviser paid Nicholas-Applegate quarterly a fee at the annual rate equal to (a) .30% of the first $100 million of the Fund's average daily net assets managed by Nicholas-Applegate plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Advisory Agreement with respect to the Fund's average daily net assets in excess of $100 million which are managed by Nicholas-Applegate:

Net Assets                                                   Percentage of Gross
Managed by Nicholas-Applegate                                Management Fee
-----------------------------                                --------------

More than $100 million up to $250 million                         40%
More than $250 million                                            50%

Effective May 11, 2001, the Adviser pays quarterly a sub-advisory fee to Nicholas-Applegate equal on an annual basis to (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000.

Until December 14, 2000, the Sub-Adviser of the Fund was Indocam Asia Advisers Ltd. ("IAAL"). IAAL is a Hong-Kong based investment adviser and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with presence in financial centers around the world. IAAL is located at One Exchange Square, Suite 2606-2608, Hong Kong. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. Until March 1, 2000, the Fund had another Sub-adviser, John Hancock Advisers International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street St. James's, London, England SWIY6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.50% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.4375% on an annual basis of the average daily net asset value over $200 million. JHAI agreed to waive all but 0.05% of its fee as of September 1, 1994 and its sub-advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying any Sub-Adviser's fee.

The Adviser paid IAAL quarterly a fee at the annual rate equal to (a) .30% of the first $100 million of the Fund's average daily net assets managed by IAAL plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Advisory Agreement with respect to the Fund's average daily net assets in excess of $100 million which are managed by IAAL:

Net Assets                                                   Percentage of Gross
Managed by IAAL                                              Management Fee
---------------                                              --------------

More than $100 million up to $250 million                         40%
More than $250 million                                            50%

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------
First $200,000,000                                                0.80%
Amount over $200,000,000                                          0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Advisory Agreement fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid the Adviser fees in the amount of $319,039, $649,348 and $298,644, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or a Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Sub-Adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their respective Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable Pacific region funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.


The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IAAL as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nichols-Applegate as Sub-adviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid the Adviser $6,962, $15,323 and $7,462, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 1999, 2000 and 2001 were $78,059, $49,891 and $15,745, respectively. Of such amounts $19,908, $7,770 and $2,041, were retained by John Hancock Funds for the fiscal years 1999, 2000 and 2001, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 was $9,906 and for the fiscal year ended October 31, 2001 was $1,068. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2001, an aggregate of $2,303,001 of distribution expenses or 11.48% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2001, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


For the fiscal year ended October 31, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                             Expense Items
                                             -------------

                                   Printing and
                                   Mailing of                                                  Interest,
                                   Prospectuses       Expenses of          Compensation        Carrying or
                                   to New             John Hancock         to Selling          Other Finance
Shares           Advertising       Shareholders       Funds                Brokers             Charges
------           -----------       ------------       -----                -------             -------

Class A          $ 7,691           $316               $ 17,376             $24,494             --
Class B          $26,282           $765               $106,710             $65,058             $1,855
Class C          $   994           $ 76               $    827             $ 4,481             --


SALES COMPENSATION

As part of their business strategies, the fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional

Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                            Broker
                                                    Broker receives         receives 12b-1
                              Sales charge paid     maximum                 service fee        Total broker
                              by investors (%       reallowance (% of       (% of net          compensation (1)
Class A investments           of offering price)    offering price)         investment) (3)    (% of offering price)
-------------------           ------------------    ---------------         ---------------    ---------------------

Up to $49,999                 5.00%                 4.01%                   0.25%              4.25%
$50,000 - $99,999             4.50%                 3.51%                   0.25%              3.75%
$100,000 - $249,999           3.50%                 2.61%                   0.25%              2.85%
$250,000 - $499,999           2.50%                 1.86%                   0.25%              2.10%
$500,000 - $999,999           2.00%                 1.36%                   0.25%              1.60%

Investments of Class A
shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999        --                    0.75%                   0.25%              1.00%
Next $1 - $5M above that      --                    0.25%                   0.25%              0.50% (2)
Next $1 or more above that    --                    0.00%                   0.25%              0.25% (2)

                                                                            Broker
                                                    Broker receives         receives 12b-1
                                                    maximum                 service fee        Total broker
                                                    reallowance (% of       (% of net          compensation (1)
Class B investments                                 offering price)         investment) (3)    (% of offering price)
-------------------                                 ---------------         ---------------    ---------------------

All amounts                   --                    3.75%                   0.25%              4.00%

                                                                            Broker
                                                    Broker receives         receives 12-1
                                                    maximum                 service fee        Total broker
                                                    reallowance (% of       (% of net          compensation (1)
Class C investments                                 offering price)         investment) (3)    (% of offering price)
-------------------                                 ---------------         ---------------    ---------------------

Over $1,000,00 or amounts
purchased at NAV              --                    0.75%                   0.25%              1.00%
All other amounts             1.00%                 1.75%                   0.25%              2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents, and same sex domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                CDSC Rate
         ---------------                                ---------

         $1 to $4,999,999                                 1.00%
         Next $5 million to $9,999,999                    0.50%
         Amounts of $10 million and over                  0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified retirement and non-qualified plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)      $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
      reinvestment)                                                     (120.00)
                                                                        -------
      o Amount subject to CDSC                                          $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.


* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Sub-Adviser and whether the Adviser and the Sub-Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $13,936,534 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain holding period requirements and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

Hong Kong Taxes

Taxation of the Fund. The Fund will be subject to Hong Kong profits tax at the current rate of 16.5% if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Dividends and capital gains are exempt from profits tax in any event, as are profits from trading in securities listed on exchanges outside Hong Kong. Profits from trading in securities listed on a Hong Kong exchange may in certain cases be subject to profits tax.

Taxation of Shareholders. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally share traders, financial institutions and certain companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 16.5% for corporations and 15% for individuals. Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares provided that the register of shareholders is maintained outside of Hong Kong.


CALCULATION OF PERFORMANCE

As of October 31, 2001, the average annual total returns before taxes for the Fund's Class A shares of the Fund for the 1 year, 5 year and 10 year periods were -34.82%, -8.18% and 0.74%, respectively.

As of October 31 2001, the average annual total returns before taxes for the Fund's Class B shares of the Fund for the 1 year and 5 year periods and since the commencement of operations on March 7, 1994 were -35.28%, -8.26 % and -5.52%, respectively.

As of October 31, 2001, the average annual total return before taxes for the Fund's Class C shares of the Fund for the l year period and since the commencement of operations on March 1, 1999 was -33.25% and 0.65%.


P(1+T)^n = ERV

Where:
         P =      a hypothetical initial payment of $1,000.
         T =      average annual total return
         n =      number of years
       ERV =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P =      a hypothetical initial payment of $1,000.
         T =      average annual total return (after taxes on distributions)
         n =      number of years
    ATV(D) =      ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P =      a hypothetical initial payment of $1,000.
         T =      average annual total return (after taxes on distributions and redemption)
         n =      number of years
   ATV(DR) =      ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or a Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Adviser of the Fund, and their value and expected contribution to the performance of the Fund.

It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and the Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser and Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Advisers, together with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Adviser in this regard must be consistent with the foregoing and at all times subject to review by the Trustees. For fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid negotiated commissions of $592,530, $1,255,584 and $697,018, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker- dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2001, the Fund directed commissions in the amount of $18,478 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker").

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 2000 and 2001, the Fund paid $0, and $25,149 respectively to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2001, this amounted to approximately 5.34% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 5.24% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, parent of Indocam International Investment Services ("IIIS"), the Fund's subadviser until December 14, 2001, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 2000 and 2001, the Fund paid no commissions to Affiliated Brokers of IIIS.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the Sub-Adviser, which are affiliated with the Affiliated Broker, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $20.00 per shareholder account, for Class B shares of $22.50 per shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX-B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2001; (filed electronically on December 28, 2001, accession number 0000928816-01-500762) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Pacific Basin Equities Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Pacific Basin Equities Fund

Statement of Assets and Liabilities as of October 31, 2001
    Statement of Operations for year ended October 31, 2001
    Statement of Changes in Net Assets for the two years ended October 31, 2001 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2001
    Report of Independent Auditors.

                             JOHN HANCOCK WORLD FUND

                                     PART C.


OTHER INFORMATION

Item 23. Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

 "Section 5.06.  Indemnification and Exculpation."
                 -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26. Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Investment Trust III and John Hancock Equity Trust.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


  Name and Principal                    Positions and Offices                Positions and Offices
   Business Address                       with Underwriter                      with Registrant
   ----------------                       ----------------                      ---------------

Maureen R. Ford                          Director, Vice Chairman         Trustee, Vice Chairman, President
101 Huntington Avenue                 and Chief Executive Officer           and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

Susan S. Newton                          Senior Vice President           Senior Vice President, Chief Legal
101 Huntington Avenue                        and Secretary                 Officer and Secretary
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                             Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-3



  Name and Principal                    Positions and Offices                Positions and Offices
   Business Address                       with Underwriter                      with Registrant
   ----------------                       ----------------                      ---------------

David D'Alessandro                             Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Mark C. Lapman                                 Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                               President                             None
101 Huntington Avenue
Boston, Massachusetts

Keith F. Hartstein                       Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

William H. King                          Vice President and                     Vice President
101 Huntington Avenue                    Assistant Treasurer                     and Treasurer
Boston, Massachusetts

Richard A. Brown                         Senior Vice President                  Senior Vice President
101 Huntington Avenue                    and Chief Financial                    and Chief Financial
Boston, Massachusetts                          Officer                                Officer

Karen F. Walsh                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Kristine McManus                            Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                           Vice President                       Vice President and
101 Huntington Avenue                                                            Compliance Officer
Boston, Massachusetts

Jeffrey H. Long                             Vice President,                          None
101 Huntington Avenue                       Controller and
Boston, Massachusetts                       Assistant Treasurer

      (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment
         Company Act of 1940 at its principal executive offices at 101
         Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable



                                      C-4


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule
485(b) under the Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 1st day of March, 2002.

                           JOHN HANCOCK WORLD FUND

                           By:___________*_______________
                           Maureen R. Ford
                           Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



        Signature                                     Title                             Date
        ---------                                     -----                             ----

         *
------------------                          Trustee, Chairman                   March 1, 2002
Maureen R. Ford                             and Chief Executive Officer

         *
------------------                          Senior Vice President and
Richard A. Brown                            Chief Financial Officer


/s/William H. King                          Vice President and Treasurer
__________________                          (Principal Accounting Officer)
William H. King

_________*__________                        Trustee
Dennis S. Aronowitz

_________*_____________                     Trustee
Richard P. Chapman, Jr.

_________*_____________                     Trustee
William J. Cosgrove

_________*_____________                     Trustee
John M. DeCiccio


                                      C-5



_______*_________                           Trustee
Richard A. Farrell

_______*_________                           Trustee
Gail D. Fosler

________*_______________                    Trustee
William F. Glavin

________*_______________                    Trustee
John A. Moore

________*_______________                    Trustee
Patti McGill Peterson

________*_______________                    Trustee
John W. Pratt



By:      /s/Susan S. Newton                                   March 1, 2002
         ------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 23, 2001 and
         September 12, 2001.



                                      C-6

                             John Hancock World Fund

                               (File no. 33-10722)

                                INDEX TO EXHIBITS

99.(a)   Amended and Restated Declaration of Trust dated June 8, 1999.********

99.(a).1 Amendment to Declaration of Trust to change name of Series to Health
         Sciences Fund effective March 1, 2000.********

99.(a).2 Instrument Fixing the number of Trustees and appointing individual to fill vacancy dated December 7, 1999.*********

99.(a).3 Amendment of Section 5.11 and Establishment and Designation of Class A,
         B and C shares of Beneficial Interest of John Hancock Biotechnology,
         John Hancock Communications and John Hancock Consumer Industries Funds effective March 1. 2001.#

99.(a).4 Amendment of Section 5.11 and Establishment and Designation of Class A shares, Class B shares and Class C shares of Beneficial Interest of John Hancock International Small Cap Growth Fund effective
         June 1, 2001.###

99.(b)   By-Laws.  Amended and Restated By-Laws dated December 3, 1996.****

99.(c) Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d)   Investment Advisory Contracts.  Investment Advisory Agreement between
         John Hancock Pacific Basin Equities Fund and John Hancock Advisers,
         Inc. dated May 5, 1987*

99.(d).1 Amendment  to Investment Management  Contract between John Hancock
         World Trust and John Hancock Advisers, Inc. dated December 19, 1989.*

99.(d).2 Investment Management Contract between John Hancock Global Rx fund and John Hancock Advisers, Inc. dated June 24, 1991.*

99.(d).3 Investment Management Contract between John Hancock European Equity
         Fund and John Hancock Advisers, Inc. dated March 1. 1998.******

99.(d).4 Investment Management Contract between John Hancock Biotechnology Fund and John Hancock Advisers, Inc. dated March 1, 2001.#

99.(d).5 Investment Management Contract between John Hancock Communications Fund and John Hancock Advisers, Inc. dated March 1, 2001.#

99.(d).6 Investment Management Contract between John Hancock Consumer Industries
         Fund and John Hancock Advisers, Inc. dated March 1, 2001.#

99.(d).7 Interim Sub-Investment Management Contract between John Hancock
         European Equity Fund, John Hancock Advisers, Inc. and Nicholas-
         Applegate Capital Management dated December 14, 2000.#

99.(d).8 Interim Sub-Investment Management Contract between John Hancock
         Pacific Basin Equities Fund, John Hancock Advisers, Inc. and
         Nicholas-Applegate Capital Management dated December 14, 2000.#

99.(d).9 Second Interim Sub-Investment Management Contract between John Hancock
         European Equity Fund, John Hancock Advisers, Inc. and Nicholas-
         Applegate Capital Management dated January 31, 2001.#

99.(d).10 Second Interim Sub-Investment Management Contract between John Hancock
          Pacific Basin Equities Fund, John Hancock Advisers, Inc. and
          Nicholas-Applegate Capital Management dated January 31, 2001.#

99.(d).11 Investment Management Contract between John Hancock International
          Small Cap Growth Fund and John Hancock Advisers, Inc. dated June
          1, 2001.###

99.(d).12 Sub-Investment Management Contract between John Hancock European
          Equity Fund, John Hancock Advisers, Inc. and Nicholas-Applegate
          Capital Management dated May 11, 2001.###

99.(d).13 Sub-Investment Management Contract between John Hancock Pacific Basin
          Equities Fund, John Hancock Advisers, Inc. and Nicholas-Applegate
          Capital Management dated May 11, 2001.###

99.(d).14 Sub-Investment Management Contract between John Hancock International
          Small Cap Growth Fund, John Hancock Advisers, Inc. and
          Nicholas-Applegate Capital Management dated June 1, 2001.###

99.(e)   Underwriting Contracts.  Distribution Agreement between John Hancock
         Funds, Inc. (formerly named John Hancock Broker Distribution Services,
         Inc. and the Registrant dated August 1, 1991.*

                                      C-7


99.(e).1 Amendment to Distribution Agreement between John Hancock Global Rx and
         John Hancock Funds, Inc. dated October 1, 1991.*

99.(e).2 Amendment to Distribution Agreement between John Hancock European
         Equity and John Hancock Funds, Inc. dated March 1, 1998.******

99.(e).3 Amendment to Distribution Agreement between John Hancock Biotechnology
         Fund, John Hancock Communications Fund, John Hancock Consumer
         Industries Fund and John Hancock Funds, Inc. dated March 1, 2001.###

99.(e).4 Amendment to Distribution Agreement between John Hancock International
         Small Cap Growth Fund and John Hancock Funds, Inc. dated June 1, 2001.###

99.(e).4 Form of Soliciting Dealer Agreement between John Hancock Funds, Inc.
         and Selected Dealers.********

99.(e).5 Form of Financial Institution Sales and Service Agreement between John
         Hancock Funds, Inc. and the John Hancock funds.*

99.(f)   Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)   Custodian Agreements.  Custodian Agreement between John Hancock
         Mutual Funds and The Bank of New York dated September 10, 2001.###

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock funds and John Hancock
         Signature Services, Inc. dated June 1, 1998.******

99.(h).1 Accounting and Legal Services Agreement between John Hancock Advisers,
         Inc. and Registrant as of January 1, 1996.**

99.(h).2 Master Transfer and Service Agreement between John Hancock World Fund on behalf of John Hancock Biotechnology, John Hancock Communications and John Hancock Consumer Industries Funds and John Hancock Signature
         Services, Inc. dated March 1, 2001.#

                                      C-8


99.(h).3 Amendment to the Master Transfer and Service Agreement between John
         Hancock World Fund on behalf of John Hancock International Small Cap
         Growth Fund dated June 1, 2001.###

99.(i)   Legal Opinion.+

99.(j)   Other Opinions.+

99.(k)   Omitted Financial Statements.  Not Applicable.

99.(l)   Initial Capital Agreements.  Not Applicable.

99.(m)   Rule 12b-1  Plans.  Class A  Distribution  Plan  between  John  Hancock
         Pacific Basin  Equities Fund,  John Hancock Global Health  Sciences and
         John Hancock Funds, Inc. dated January 3, 1994.**

99.(m).1 Class B Distribution  Plan between John Hancock  Pacific Basin Equities
         Fund, John Hancock Global Health Sciences and John Hancock Funds,  Inc.
         dated March 4, 1994.*

99.(m).2 Class A and B Distribution Plan between John Hancock European Equity
         Fund and John Hancock Funds, Inc. dated March 1, 1998.******

99.(m).3 Class C Distribution Plan Between Pacific Basin, Global Health Sciences and European Equity Funds dated March 1, 1999.********

99.(m).4 Class A, B and C Distribution Plan Between John Hancock Biotechnology
         Fund and John Hancock Funds, Inc. dated March 1, 2001.#

99.(m).5 Class A, B and C Distribution Plan Between John Hancock Communications
         Fund and John Hancock Funds, Inc. dated March 1, 2001.#

99.(m).6 Class A, B and C Distribution Plan Between John Hancock Consumer
         Industries Fund and John Hancock Funds, Inc. dated March 1, 2001.#

99.(m).7 Class A, B and C Distribution Plan between John Hancock International
         Small Cap Growth Fund dated June 1, 2001.###

99.(n)   Financial Data Schedule. Not Applicable

99.(o) Rule 18f-3 Plan. John Hancock Funds Class A, Class B and Class C amended and restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated May 1, 1998.*******

99.(p)   Code of Ethics. John Hancock Advisers, Inc. and each of the John
         Hancock Funds (together called "John Hancock Funds").**********

99.(p).1 Code of Ethics and Conduct Nicholas-Applegate Capital Management,
         Nicholas-Applegate Securities, Nicholas-Applegate Institutional Funds revised March 20, 2000.#

* Previously filed electronically with Registration Statement and/o post-effective amendment no. 18 file nos. 811-4932 and 33-10722 on December 26, 1995, accession number 0000950135-95-002745.

** Previously filed electronically with Registration Statement and/or post-effective amendment no. 19 file nos. 811-4932 and 33-10722 on July 1, 1996, accession number 0001010521-96-000117.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 20 file nos. 811-4932 and 33-10722 on December 23, 1996, accession number 0001010521-96-000228.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no. 21 file nos. 811-4932 and 33-10722 on February 27, 1997, accession number 0001010521-97-000226.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no. 23 file nos. 811-4932 and 33-10722 on February 26, 1998, accession number 0001010521-98-000199.

                                      C-9


****** Previously filed electronically with Registration Statement and/or post-effective amendment no. 24 file nos. 811-4932 and 33-10722 on December 21, 1998, accession number 0001010521-98-000401.

******* Previously filed electronically with Registration Statement and/or post-effective amendment no. 25 file nos. 811-4932 and 33-10722 on February 25, 1999, accession number 0001010521-99-000141.

******** Previously filed electronically with Registration Statement and/or post-effective amendment no. 26 file nos. 811-7932 and 33-10722 on December 23, 1999, accession number 0001010521-99-000391.

********* Previously filed electronically with Registration Statement and/or post-effective amendment no. 27 file nos. 811-7932 and 33-10722 on February 25, 2000, accession number 0001010521-00-000200.

********** Previously filed electronically with Registration Statement and/or post-effective amendment no. 28 file nos. 811-7932 and 33-10722 on December 13, 2000, accession number 0001010521-00-000483.

# Previously filed electronically with Registration Statement and/or post-effective amendment no. 29 file nos. 811-7932 and 33-10722 on February 9, 2001, accession number 0001010521-01-000107.

## Previously filed electronically with Registration Statement and/or post-effective amendment no. 31 file nos. 811-7932 and 33-10722 on March 15, 2001, accession number 0001010521-01-000200.

### Previously filed electronically with Registration Statement and/or post-effective amendment no. 32 file nos. 811-7932 and 33-10722 on December 27, 2001, accession number 0001010521-01-500299.

+        Filed herewith


                                      C-10